UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04000

CaLvert Variable Products, Inc.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2012

Item 1.  Report to Stockholders.

[Calvert VP SRI Large Cap Value Portfolio Annual Report to Shareholders]

[Calvert  VP S&P 500 Index Portfolio Annual Report to Shareholders]

[Calvert VP S&P MidCap 400 Index Portfolio Annual Report to Shareholders]

[Calvert  VP Nasdaq-100 Index Portfolio Annual Report to Shareholders]

[Calvert  VP Russell 2000 Small Cap Index Portfolio Annual Report to Shareholders]

[Calvert VP EAFE International Index Portfolio Annual Report to Shareholders]

[Calvert VP Barclays Capital Aggregate Bond Index Portfolio Annual Report to Shareholders]

[Calvert  VP Inflation Protected Plus Portfolio Annual Report to Shareholders]

[Calvert VP Natural Resources Portfolio Annual Report to Shareholders]

Calvert VP SRI Large Cap Value Portfolio

Annual Report
December 31, 2012

Calvert INVESTMENTS®

an Ameritas. company

CALVERT VP SRI LARGE CAP VALUE PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Calvert Investment Management, Inc.

PERFORMANCE

For the 12-month period ended December 31, 2012, Calvert VP SRI Large Cap Value Portfolio returned 17.03% versus the 17.51% return of the Russell 1000 Value Index. Holdings in the Materials, Telecommunication Services, and Health Care sectors contributed to the relative underperformance.

INVESTMENT CLIMATE

The most overused phrase dominating year-end headlines was “fiscal cliff,” as inaction in Washington dominated after President Obama’s re-election. The gridlock cast a pall over the financial markets and incited fear in investors’ hearts. The uncertainty tempted investors to sell securities to avoid inevitable higher tax rates. We expect the debt ceiling to dominate in the first quarter of 2013.

Meanwhile, high unemployment continued to be the number-one economic problem for the country. The rate is slowly dropping--although it remained relatively high at 7.8% as of December 2012--and would benefit from higher economic growth. The Federal Reserve (Fed) continued a highly stimulative monetary policy in an attempt to boost economic growth out of the doldrums. The economy did grow 3.1% in the third quarter and housing starts reached a four-year high. Automobile sales also began to rebound thanks to a loosening of lending standards and the aging auto fleet.

Globally, nearly all central banks were employing stimulative monetary policies by year end. Most established democracies were confronting the reality of spending more than they tax. So far, the easiest route for the politicians and voters has been to nibble away at some of the programs

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.12)

One year	17.03%
Five year	-0.51%
Ten year	7.31%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.85%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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and raise taxes on the “rich.” But that has not been enough to balance the budget.

PORTFOLIO STRATEGY

Although economic growth has been anemic, the underpinnings of a recovery finally seem to be set in place. To take advantage of the consumer-led recovery, we added Target, DirecTV, and DuPont. Occidental Petroleum was also added given the potential rise in energy prices from the Fed’s policies. We believe new holding Norfolk Southern should benefit from a rise in coal prices. We added Southern Company for its stable dividend yield.

Two more defensive holdings were initiated with a common theme of corporate restructuring. Abbot will be spinning off a division that we believe should realize greater value on a stand-alone basis, and PepsiCo management has been put on notice to focus more on shareholder returns than on other stakeholders. We also purchased American International Group and Citigroup, two companies we believe are experiencing a rebirth and sell at substantial discounts to book value.

To fund these new holdings, we eliminated Spectra Energy, News Corp, CME Group, Pentair, Cisco, Diamond Offshore, Wal-Mart Stores, 3M, and Travelers as they reached their expected full value. We also sold Frontier Communications, Hewlett-Packard, Alliance Bernstein, Legg Mason, Exelon, and Gannett either because their fundamentals had weakened or we deemed other holdings more attractive.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	12.3%
Consumer Staples	6.8%
Energy	15.9%
Financials	22.6%
Health Care	11.5%
Industrials	6.1%
Information Technology	9.5%
Materials	6.0%
Short-Term Investments	2.5%
Telecommunication Services	2.9%
Utilities	3.9%
Total	100%

Detractors from Performance

The fund’s top three detractors from performance were the Materials, Telecommunication Services, and Health Care sectors. Materials underperformed due to overweights in mining company Newmont and chemical company DuPont. Both companies, along with many high dividend payers, lost ground in the fourth quarter of 2012.

In Telecommunication Services, Frontier Communications lagged the market before we sold it. WellPoint was the main detractor in Health Care, as it struggled following the acquisition of 1-800-Contacts and Amerigroup. The CEO was also dismissed mid-year.

Contributors to Performance

The top three contributors to relative performance were the Energy, Information Technology, and Financials sectors. Energy enjoyed strong stock selection as ConocoPhillips and Marathon Petroleum outpaced competitors, particularly Chevron, which we do not hold. eBay drove performance in Information Technology. We also exited Hewlett-Packard to reduce potential losses as the stock continued to slide.

The Financials sector benefited from both stock and industry selection. We took advantage of undervalued names, particularly in the capital markets, diversified financial services, and insurers industries. Insurer Hartford Financial Services was the largest driver of positive performance. Bank of America bounced back from a dismal 2011 to

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become one of the best performers within the Financials sector.

OUTLOOK

The economy has been growing for more than two years. With the unemployment rate at 7.8% as of December and housing just beginning to recover, the Fed remains in stimulus mode and has set a major goal to reduce unemployment (they have mentioned a goal of 6.5%). It is ostensibly not worried about inflation.

Reduced unemployment would also be a positive for deficit reduction, providing increased revenues and decreased unemployment expenditures. Congress agrees that fiscal policy should be stimulative, even if that might be construed as inflationary. The increase in taxes on dividends and interest that Congress passed were also much less onerous than they could have been if the previous rates had merely expired.

Overall, equities are in a much more favorable position than fixed-income securities. That being said, continued shocks to investors over the years prompted them to walk away from equities. However, many companies have excellent dividends--greater than their corporate bond yields--and many have significantly reduced their outstanding shares. High dividend yields for equities are due to investors’ lack of interest. Furthermore, their extreme desire for non-volatile fixed income has driven bond yields to very low levels--again creating a favorable position for equities.

As equity investors, we plan to remain diversified among sectors, investing with the expectations of returning cost inflation and rising interest rates. We will also remain fully invested to benefit from an economic rebound, which most investors don’t seem to believe will arrive.

January 2013

As of December 31, 2012, the following companies represented the following percentages of Portfolio net assets: Target 2.49%, DirecTV 2.45%, DuPont 2.28%, Occidental Petroleum 2.30%, Norfolk Southern 0.80%, Southern Company 1.99%, Abbott 0.47%, PepsiCo 1.97%, American International Group 1.50%, Citigroup 0.59%, Spectra Energy 0%, News Corp 0%, CME Group 0%, Pentair 0%, Cisco 0%, Diamond Offshore 0%, Wal-Mart Stores 0%, 3M 0%, Travelers 0%, Frontier Communications 0%, Hewlett-Packard 0%, Alliance Bernstein 0%, Legg Mason 0%, Exelon 0%, Gannett 0%, Newmont 1.36%, WellPoint 2.08%, 1-800-Contacts 0%, Amerigroup 0%, ConocoPhillips 2.17%, Marathon Petroleum 1.52%, Chevron 0%, eBay 1.81%, Hartford Financial Services 2.00%, and Bank of America 2.06%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Actual	$1,000.00	$1,093.85	$4.03

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.28	$3.89

* Expenses are equal to the Fund’s annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP SRI Large Cap Value Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP SRI Large Cap Value Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Large Cap Value Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 25, 2013

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STATEMENT OF NET ASSETS
DECEMBER 31, 2012

EQUITY SECURITIES - 98.1%	SHARES	VALUE
Beverages - 2.0%
PepsiCo, Inc	37,900	$2,593,497

Capital Markets - 4.1%
Goldman Sachs Group, Inc	20,800	2,653,248
Morgan Stanley	139,400	2,665,328
		5,318,576

Chemicals - 4.7%
Dow Chemical Co.	97,700	3,157,664
E. I. du Pont de Nemours & Co	66,700	2,999,499
		6,157,163

Commercial Banks - 6.2%
PNC Financial Services Group, Inc.	56,100	3,271,191
US Bancorp	58,200	1,858,908
Wells Fargo & Co	85,800	2,932,644
		8,062,743

Commercial Services & Supplies - 3.0%
The ADT Corp	27,412	1,274,384
Tyco International Ltd	91,025	2,662,481
		3,936,865

Diversified Financial Services - 4.8%
Bank of America Corp.	234,184	2,716,534
Citigroup, Inc.	20,000	791,200
JPMorgan Chase & Co.	62,204	2,735,110
		6,242,844

Diversified Telecommunication Services - 2.9%
AT&T, Inc.	77,300	2,605,783
Verizon Communications, Inc.	28,400	1,228,868
		3,834,651

Electric Utilities - 3.9%
Duke Energy Corp	39,581	2,525,268
The Southern Co.	61,100	2,615,691
		5,140,959

Electrical Equipment - 0.5%
Emerson Electric Co.	12,400	656,704

Electronic Equipment & Instruments - 1.5%
TE Connectivity Ltd	54,925	2,038,816

Food & Staples Retailing - 1.8%
CVS Caremark Corp.	49,700	2,402,995

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food Products - 1.3%
Unilever NV, NY Shares	44,600	$1,708,180

Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	9,400	615,700
Covidien plc	11,125	642,357
		1,258,057

Health Care Providers & Services - 2.1%
WellPoint, Inc.	45,000	2,741,400

Household Durables - 0.6%
Sony Corp. (ADR)	66,500	744,800

Household Products - 1.8%
Procter & Gamble Co	34,000	2,308,260

Industrial Conglomerates - 1.8%
General Electric Co	110,800	2,325,692

Insurance - 7.7%
American International Group, Inc.*	56,100	1,980,330
Berkshire Hathaway, Inc., Class B*	26,950	2,417,415
Hartford Financial Services Group, Inc	117,400	2,634,456
MetLife, Inc.	92,100	3,033,774
		10,065,975

Internet Software & Services - 4.4%
eBay, Inc.*	46,700	2,382,634
Google, Inc.*	4,800	3,404,976
		5,787,610

IT Services - 1.4%
International Business Machines Corp.	9,600	1,838,880

Media - 7.0%
CBS Corp., Class B	51,974	1,977,611
Comcast Corp	32,300	1,207,374
DIRECTV*	64,400	3,230,304
Time Warner, Inc.	56,766	2,715,118
		9,130,407

Metals & Mining - 1.4%
Newmont Mining Corp	38,400	1,783,296

Multiline Retail - 2.5%
Target Corp.	55,300	3,272,101

Oil, Gas & Consumable Fuels - 16.0%
ConocoPhillips	49,142	2,849,745
Devon Energy Corp.	43,800	2,279,352
Exxon Mobil Corp	37,300	3,228,315
Marathon Oil Corp	78,400	2,403,744
Marathon Petroleum Corp	31,650	1,993,950

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
Occidental Petroleum Corp.	39,500	$3,026,095
Phillips 66 Co.	37,621	1,997,675
Royal Dutch Shell plc (ADR)	44,900	3,095,855
		20,874,731

Pharmaceuticals - 8.5%
GlaxoSmithKline plc (ADR)	75,500	3,281,985
Johnson & Johnson	28,200	1,976,820
Merck & Co., Inc.	63,700	2,607,878
Pfizer, Inc	131,200	3,290,496
		11,157,179

Road & Rail - 0.8%
Norfolk Southern Corp	17,100	1,057,464

Software - 2.1%
Microsoft Corp.	105,200	2,811,996

Specialty Retail - 2.3%
Lowe’s Co.’s, Inc	86,800	3,083,136

Total Equity Securities (Cost $114,547,824)		128,334,977

	PRINCIPAL
TIME DEPOSIT - 2.5%	AMOUNT
State Street Bank Time Deposit, 0.12%, 1/2/13	$3,288,443	3,288,443

Total Time Deposit (Cost $3,288,443)		3,288,443

TOTAL INVESTMENTS (Cost $117,836,267) - 100.6%		131,623,420
Other assets and liabilities, net - (0.6%)		(790,591)
NET ASSETS - 100%		$130,832,829

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,772,730 shares of common stock outstanding;
$0.10 par value, 40,000,000 shares authorized	$160,929,005
Undistributed net investment income	561,838
Accumulated net realized gain (loss)	(44,445,167)
Net unrealized appreciation (depreciation)	13,787,153

NET ASSETS	$130,832,829

NET ASSET VALUE PER SHARE	$73.80

*Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $31,693)	$3,312,683
Interest income	3,763
Total investment income	3,316,446

Expenses:
Investment advisory fee	801,897
Transfer agency fees and expenses	1,742
Directors’ fees and expenses	22,920
Administrative fees	125,296
Accounting fees	20,171
Custodian fees	10,562
Reports to shareholders	44,241
Professional fees	26,764
Miscellaneous	7,285
Total expenses	1,060,878
Reimbursement from Advisor	(92,256)
Fees paid indirectly	(80)
Net expenses	968,542

NET INVESTMENT INCOME	2,347,904

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(7,024,450)
Change in unrealized appreciation (depreciation)	24,420,581

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	17,396,131

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$19,744,035

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$2,347,904	$2,616,979
Net realized gain (loss)	(7,024,450)	1,946,416
Change in unrealized appreciation (depreciation)	24,420,581	(5,314,602)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	19,744,035	(751,207)

Distributions to shareholders from:
Net investment income	(2,332,014)	(2,640,184)
Total distributions	(2,332,014)	(2,640,184)

Capital share transactions:
Shares sold	5,545,985	4,082,008
Reinvestment of distributions	2,332,014	2,640,184
Shares redeemed	(11,582,336)	(51,068,355)
Total capital share transactions	(3,704,337)	(44,346,163)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,707,684	(47,737,554)

NET ASSETS
Beginning of year	117,125,145	164,862,699
End of year (including undistributed net investment income of $561,838 and $672,504, respectively)	$130,832,829	$117,125,145

CAPITAL SHARE ACTIVITY
Shares sold	80,826	62,020
Reinvestment of distributions	32,090	40,965
Shares redeemed	(164,029)	(746,338)
Total capital share activity	(51,113)	(643,353)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Large Cap Value Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

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At December 31, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$128,334,977	—	—	$128,334,977
Other debt obligations	—	$3,288,443	—	3,288,443
TOTAL	$128,334,977	$3,288,443	—	$131,623,420

*For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

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Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .64% of the Portfolio’s average daily net assets. Under the terms of the agreement, $70,432 was payable at year end. In addition, $11,323 was payable at year end for operating expenses paid by the Advisor during December 2012.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is .78% (.76% prior to May 1, 2012). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $11,020 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $64 for the year ended December 31, 2012. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $62,001,721 and $66,032,356, respectively.

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CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-15	($953,081)
31-Dec-17	(28,385,593)
31-Dec-18	(8,033,097)

NO EXPIRATION DATE
Long-term	($6,297,289)

Capital losses may be utilized to offset future capital gains until expiration; however, the Portfolio’s use of capital loss carryforwards acquired from CVS Ameritas Income & Growth Portfolio may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and retain their character as either short-term or long-term capital losses.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$2,332,014	$2,640,184
Total	$2,332,014	$2,640,184

As of December 31, 2012, the tax basis components of distributable earnings/ (accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$18,399,219
Unrealized (depreciation)	(5,388,173)
Net unrealized appreciation/(depreciation)	$13,011,046
Undistributed ordinary income	$561,838
Capital loss carryforward	($43,669,060)

Federal income tax cost of investments	$118,612,374

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The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and partnerships.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to partnerships.

Undistributed net investment income	($126,556)
Accumulated net realized gain (loss)	155,179
Paid-in capital	(28,623)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2012.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2012	2011 (z)	2010 (z)
Net asset value, beginning	$64.22	$66.82	$60.76
Income from investment operations:
Net investment income	1.36	1.24	1.05
Net realized and unrealized gain (loss)	9.56	(2.36)	6.00
Total from investment operations	10.92	(1.12)	7.05
Distributions from:
Net investment income	(1.34)	(1.48)	(.99)
Total distributions	(1.34)	(1.48)	(.99)
Total increase (decrease) in net asset value	9.58	(2.60)	6.06
Net asset value, ending	$73.80	$64.22	$66.82

Total return*	17.03%	(1.68%)	11.60%
Ratios to average net assets: A
Net investment income	1.87%	1.85%	1.70%
Total expenses	.85%	.85%	.84%
Expenses before offsets	.77%	.75%	.74%
Net expenses	.77%	.75%	.74%
Portfolio turnover	51%	16%	27%
Net assets, ending (in thousands)	$130,833	$117,125	$164,863

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2009	2008
Net asset value, beginning		$49.45	$92.96
Income from investment operations:
Net investment income		1.16	.61
Net realized and unrealized gain (loss)		11.41	(34.05)
Total from investment operations		12.57	(33.44)
Distributions from:
Net investment income		(1.14)	(1.95)
Net realized gain		(.12)	(8.12)
Total distributions		(1.26)	(10.07)
Total increase (decrease) in net asset value		11.31	(43.51)
Net asset value, ending		$60.76	$49.45

Total return*		25.40%	(39.49%)
Ratios to average net assets: A
Net investment income		2.19%	2.14%
Total expenses		.85%	.90%
Expenses before offsets		.74%	.90%
Net expenses		.74%	.90%
Portfolio turnover		29%	34%
Net assets, ending (in thousands)		$178,063	$144,425

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z) Per share figures calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

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The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

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In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one-year period ended June 30, 2012 and below the median of its peer group for the three- and five-year periods ended June 30, 2012. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2012, and underperformed its Lipper index for the three- and five-year periods ended June 30, 2012. The Board took into account management’s discussion of the Portfolio’s performance, including the recent improvement in performance, and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were also below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio and management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board noted that the Advisor had reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

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The Board considered the effect of the Portfolio’s growth and size on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above speci-fied asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the Portfolio’s performance; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 77	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	16	None
ALICE GRESHAM BULLOCK AGE: 62	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None
M. CHARITO KRUVANT AGE: 67	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 66	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation
ARTHUR J. PUGH AGE: 75	Director	1982 CVS 2008 CVP	Retired executive.	16	•Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK AGE: 60*	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair through 4/29/12) • Griffin Realty Corp.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.

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*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert VP S&P 500 Index Portfolio

Annual Report
December 31, 2012

Calvert INVESTMENTS

an Ameritas. company

CALVERT VP S&P 500 INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

PERFORMANCE

For the year ended December 31, 2012, Calvert VP S&P 500 Index Portfolio returned 15.55% compared with 16.00% for the Standard & Poor’s (S&P) 500 Index. The underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not have.

INVESTMENT CLIMATE

Equity markets earned positive returns in 2012, with large-cap, mid-cap, and small-cap stocks all providing similar returns. Aside from the month of May and the week after the presidential election, equity markets generally performed well throughout the year.

Optimism for a global economic recovery, continued strong corporate earnings, and continued strong Federal Reserve bond purchasing helped propel stocks higher. Domestic GDP continued at a moderate pace and interest rates gave no sign of inflation fears in the market. Overall, a combination of factors made 2012 a good environment for the equity markets.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.12)
One year	15.55%
Five year	1.36%
Ten year	6.72%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.46%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

PORTFOLIO STRATEGY

As an index fund, the Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the S&P 500 Index. In pursuit of this objective, the fund employs a passive management approach to replicate the Index.

At year end,the Index’s largest exposures were to the Information Technology and Financials sectors at 19.0% and 15.6%, respectively. Other significant weightings included Health Care, Consumer Discretionary, and Energy, which ranged from 11.0% to 12.0%. The smallest exposures were to Telecommunication Services and Utilities.

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The top performers were Financials, up 28.9%, Consumer Discretionary, up 24.1%, and Telecommunication Services, which rose 18.3%. The weakest-performing sectors were Utilities and Energy.

During 2012, the Portfolio continued to meet its investment objective of closely tracking the total return of the Index. Market fluctuation, cash flows, and corporate actions may cause the Portfolio to hold a slightly different weighting than the Index. Since the S&P 500 Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	11.3%
Consumer Staples	10.4%
Energy	10.6%
Exchange Traded Funds	0.8%
Financials	15.1%
Government	0.2%
Health Care	11.6%
Industrials	9.9%
Information Technology	18.6%
Materials	3.5%
Short-Term Investments	1.6%
Telecommunication Services	3.0%
Utilities	3.4%
Total	100%

OUTLOOK

In 2013, the primary caveats that temper the equities outlook are chronic U.S. government deficits, the government’s inability to function properly, and slow worldwide economic growth. Tax increases implemented on January 1 will shave small amount from GDP growth. However, a failure in Washington to deal with the long-term issues relating to entitlements, government spending, and revenue generation could worsen the forecast materially this year and beyond.

While China appears to have engineered a soft landing, Europe still has considerable issues to deal with, which could negatively impact the United States. Sluggish growth could also hurt companies with a large amount of European exposure.

January 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Actual	$1,000.00	$1,057.26	$2.10

Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.09	$2.07

* Expenses are equal to the Fund’s annualized expense ratio of 0.41%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P 500 Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP S&P 500 Index Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP S&P 500 Index Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 25, 2013

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STATEMENT OF NET ASSETS
DECEMBER 31, 2012

EQUITY SECURITIES - 96.8%	SHARES	VALUE
Aerospace & Defense - 2.3%
General Dynamics Corp.	7,236	$501,238
Honeywell International, Inc.	17,031	1,080,958
L-3 Communications Holdings, Inc.	2,098	160,749
Lockheed Martin Corp.	5,875	542,204
Northrop Grumman Corp.	5,394	364,526
Precision Castparts Corp	3,129	592,695
Raytheon Co	7,179	413,223
Rockwell Collins, Inc.	3,124	181,723
Textron, Inc	6,111	151,492
The Boeing Co.	14,764	1,112,615
United Technologies Corp	18,304	1,501,111
		6,602,534

Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc	3,583	226,517
Expeditors International of Washington, Inc.	4,629	183,077
FedEx Corp	6,372	584,440
United Parcel Service, Inc., Class B	15,490	1,142,078
		2,136,112

Airlines - 0.1%
Southwest Airlines Co	16,533	169,298

Auto Components - 0.3%
BorgWarner, Inc.*	2,502	179,193
Delphi Automotive plc*	6,393	244,532
Goodyear Tire & Rubber Co.*	5,316	73,414
Johnson Controls, Inc	14,769	453,409
		950,548

Automobiles - 0.5%
Ford Motor Co.	82,560	1,069,152
Harley-Davidson, Inc	4,956	242,051
		1,311,203

Beverages - 2.3%
Beam, Inc	3,356	205,018
Brown-Forman Corp., Class B	3,306	209,105
Coca-Cola Enterprises, Inc	6,041	191,681
Constellation Brands, Inc.*	3,287	116,327
Dr Pepper Snapple Group, Inc.	4,505	199,031
Molson Coors Brewing Co., Class B	3,374	144,373
Monster Beverage Corp.*	3,300	174,504
PepsiCo, Inc	33,487	2,291,515
The Coca-Cola Co	83,503	3,026,984
		6,558,538

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Biotechnology - 1.6%
Alexion Pharmaceuticals, Inc.*	4,212	$395,128
Amgen, Inc.	16,612	1,433,948
Biogen Idec, Inc.*	5,159	756,670
Celgene Corp.*	9,157	720,839
Gilead Sciences, Inc.*	16,402	1,204,727
		4,511,312

Building Products - 0.0%
Masco Corp.	7,808	130,081

Capital Markets - 1.9%
Ameriprise Financial, Inc.	4,456	279,079
Bank of New York Mellon Corp	25,299	650,184
BlackRock, Inc	2,716	561,424
Charles Schwab Corp	23,418	336,283
E*Trade Financial Corp.*	5,579	49,932
Franklin Resources, Inc	2,987	375,466
Goldman Sachs Group, Inc	9,563	1,219,856
Invesco Ltd.	9,692	252,864
Legg Mason, Inc.	2,695	69,316
Morgan Stanley	30,175	576,946
Northern Trust Corp.	4,776	239,564
State Street Corp	10,062	473,015
T. Rowe Price Group, Inc	5,448	354,828
		5,438,757

Chemicals - 2.5%
Air Products & Chemicals, Inc.	4,631	389,097
Airgas, Inc	1,502	137,117
CF Industries Holdings, Inc	1,368	277,923
Dow Chemical Co.	26,141	844,877
E. I. du Pont de Nemours & Co	20,180	907,495
Eastman Chemical Co.	3,302	224,701
Ecolab, Inc.	5,744	412,994
FMC Corp	2,953	172,809
International Flavors & Fragrances, Inc.	1,757	116,911
LyondellBasell Industries NV	8,276	472,477
Monsanto Co	11,628	1,100,590
Mosaic Co	6,035	341,762
PPG Industries, Inc	3,322	449,633
Praxair, Inc	6,432	703,982
Sherwin-Williams Co	1,846	283,952
Sigma-Aldrich Corp.	2,555	187,997
		7,024,317

Commercial Banks - 2.7%
BB&T Corp	15,145	440,871
Comerica, Inc.	4,204	127,549
Fifth Third Bancorp	19,429	295,127
First Horizon National Corp.	5,102	50,561
Huntington Bancshares, Inc	18,758	119,864
KeyCorp	19,943	167,920

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Banks - Cont’d
M&T Bank Corp	2,626	$258,582
PNC Financial Services Group, Inc.	11,551	673,539
Regions Financial Corp	30,854	219,680
SunTrust Banks, Inc.	11,665	330,703
US Bancorp	40,707	1,300,182
Wells Fargo & Co	105,986	3,622,601
Zions Bancorporation	3,856	82,518
		7,689,697

Commercial Services & Supplies - 0.5%
Avery Dennison Corp.	2,181	76,160
Cintas Corp.	2,423	99,101
Iron Mountain, Inc	3,611	112,122
Pitney Bowes, Inc	4,108	43,709
Republic Services, Inc.	6,536	191,701
Stericycle, Inc.*	1,801	167,979
The ADT Corp	5,044	234,496
Tyco International Ltd	10,089	295,103
Waste Management, Inc.	9,508	320,800
		1,541,171

Communications Equipment - 1.9%
Cisco Systems, Inc.	114,937	2,258,512
F5 Networks, Inc.*	1,701	165,252
Harris Corp	2,564	125,533
JDS Uniphase Corp.*	4,955	67,091
Juniper Networks, Inc.*	11,161	219,537
Motorola Solutions, Inc.	6,072	338,089
QUALCOMM, Inc.	36,890	2,287,918
		5,461,932

Computers & Peripherals - 4.9%
Apple, Inc.	20,365	10,855,156
Dell, Inc.	32,017	324,332
EMC Corp.*	45,791	1,158,512
Hewlett-Packard Co	42,584	606,822
NetApp, Inc.*	7,804	261,824
SanDisk Corp.*	5,198	226,425
Seagate Technology plc	7,273	221,681
Western Digital Corp	4,856	206,332
		13,861,084

Construction & Engineering - 0.2%
Fluor Corp.	3,643	213,990
Jacobs Engineering Group, Inc.*	2,771	117,961
Quanta Services, Inc.*	4,611	125,834
		457,785

Construction Materials - 0.0%
Vulcan Materials Co.	2,808	146,156

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 10

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Consumer Finance - 0.9%
American Express Co.	21,077	$1,211,506
Capital One Financial Corp	12,677	734,379
Discover Financial Services	10,928	421,274
SLM Corp	10,005	171,386
		2,538,545

Containers & Packaging - 0.1%
Ball Corp.	3,372	150,897
Bemis Co., Inc.	2,169	72,575
Owens-Illinois, Inc.*	3,251	69,149
Sealed Air Corp	4,172	73,051
		365,672

Distributors - 0.1%
Genuine Parts Co	3,300	209,814

Diversified Consumer Services - 0.0%
Apollo Group, Inc.*	2,312	48,367
H&R Block, Inc.	5,908	109,712
		158,079

Diversified Financial Services - 3.5%
Bank of America Corp.	233,329	2,706,617
Citigroup, Inc.	63,485	2,511,467
CME Group, Inc.	6,675	338,489
IntercontinentalExchange, Inc.*	1,542	190,915
JPMorgan Chase & Co.	82,295	3,618,511
Leucadia National Corp	4,155	98,848
Moody’s Corp	4,198	211,243
NYSE Euronext	5,261	165,932
The NASDAQ OMX Group, Inc	2,636	65,926
		9,907,948

Diversified Telecommunication Services - 2.6%
AT&T, Inc.	122,963	4,145,083
CenturyLink, Inc.	13,585	531,445
Frontier Communications Corp	20,874	89,341
Verizon Communications, Inc.	61,783	2,673,350
Windstream Corp.	12,496	103,467
		7,542,686

Electric Utilities - 1.9%
American Electric Power Co., Inc.	10,479	447,244
Duke Energy Corp	15,246	972,695
Edison International	7,079	319,900
Entergy Corp.	3,832	244,290
Exelon Corp	18,466	549,179
FirstEnergy Corp.	9,087	379,473
NextEra Energy, Inc.	9,224	638,208
Northeast Utilities	6,793	265,470
Pepco Holdings, Inc	4,919	96,462
Pinnacle West Capital Corp	2,390	121,842

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Electric Utilities - Cont’d
PPL Corp	12,553	$359,392
The Southern Co.	18,923	810,094
Xcel Energy, Inc	10,528	281,203
		5,485,452

Electrical Equipment - 0.7%
Eaton Corp. plc	10,122	548,612
Emerson Electric Co.	15,799	836,715
Rockwell Automation, Inc.	3,027	254,238
Roper Industries, Inc	2,099	233,997
		1,873,562

Electronic Equipment & Instruments - 0.4%
Amphenol Corp.	3,489	225,738
Corning, Inc.	31,993	403,752
FLIR Systems, Inc	3,471	77,438
Jabil Circuit, Inc.	4,017	77,488
Molex, Inc.	3,004	82,099
TE Connectivity Ltd	9,237	342,878
		1,209,393

Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	9,477	387,041
Cameron International Corp.*	5,325	300,649
Diamond Offshore Drilling, Inc.	1,510	102,620
Ensco plc	5,000	296,400
FMC Technologies, Inc.*	5,218	223,487
Halliburton Co.	20,242	702,195
Helmerich & Payne, Inc.	2,244	125,686
Nabors Industries Ltd.*	6,027	87,090
National Oilwell Varco, Inc.	9,304	635,928
Noble Corp	5,484	190,953
Rowan Co.’s plc*	2,619	81,896
Schlumberger Ltd	28,740	1,991,395
		5,125,340

Food & Staples Retailing - 2.3%
Costco Wholesale Corp	9,361	924,586
CVS Caremark Corp.	26,989	1,304,918
Kroger Co.	11,181	290,930
Safeway, Inc.	5,284	95,588
Sysco Corp	12,615	399,391
Walgreen Co.	18,580	687,646
Wal-Mart Stores, Inc.	36,210	2,470,608
Whole Foods Market, Inc.	3,747	342,213
		6,515,880

Food Products - 1.7%
Archer-Daniels-Midland Co	14,182	388,445
Campbell Soup Co	3,877	135,269
ConAgra Foods, Inc	9,008	265,736
Dean Foods Co.*	3,917	64,670

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food Products - Cont’d
General Mills, Inc.	14,049	$567,720
H.J. Heinz Co	6,975	402,318
Hormel Foods Corp	3,019	94,223
J.M. Smucker Co.	2,388	205,941
Kellogg Co.	5,427	303,098
Kraft Foods Group, Inc.	12,907	586,881
McCormick & Co., Inc.	2,874	182,585
Mead Johnson Nutrition Co	4,431	291,959
Mondelez International, Inc	38,721	986,224
The Hershey Co	3,237	233,776
Tyson Foods, Inc.	6,441	124,955
		4,833,800

Gas Utilities - 0.1%
AGL Resources, Inc.	2,552	102,003
Oneok, Inc	4,494	192,119
		294,122

Health Care Equipment & Supplies - 2.5%
Abbott Laboratories	34,241	2,242,786
Baxter International, Inc.	11,858	790,454
Becton Dickinson & Co.	4,264	333,402
Boston Scientific Corp.*	29,723	170,313
C.R. Bard, Inc	1,701	166,256
CareFusion Corp.*	4,887	139,670
Covidien plc	10,248	591,720
DENTSPLY International, Inc.	2,966	117,483
Edwards Lifesciences Corp.*	2,498	225,245
Intuitive Surgical, Inc.*	871	427,112
Medtronic, Inc.	21,894	898,092
St. Jude Medical, Inc.	6,672	241,126
Stryker Corp.	6,309	345,859
Varian Medical Systems, Inc.*	2,418	169,840
Zimmer Holdings, Inc.	3,756	250,375
		7,109,733

Health Care Providers & Services - 1.9%
Aetna, Inc.	7,292	337,620
AmerisourceBergen Corp.	5,126	221,341
Cardinal Health, Inc.	7,517	309,550
CIGNA Corp	6,186	330,703
Coventry Health Care, Inc	2,888	129,469
DaVita HealthCare Partners, Inc.*	1,858	205,365
Express Scripts Holding Co.*	17,690	955,260
Humana, Inc	3,514	241,166
Laboratory Corp. of America Holdings*	2,085	180,603
McKesson Corp.	5,070	491,587
Patterson Co.’s, Inc	1,980	67,775
Quest Diagnostics, Inc.	3,432	199,983
Tenet Healthcare Corp.*	2,305	74,843

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 13

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Providers & Services - Cont’d
UnitedHealth Group, Inc.	22,114	$1,199,463
WellPoint, Inc.	6,625	403,595
		5,348,323

Health Care Technology - 0.1%
Cerner Corp.*	3,159	245,265

Hotels, Restaurants & Leisure - 1.8%
Carnival Corp.	9,759	358,839
Chipotle Mexican Grill, Inc.*	681	202,570
Darden Restaurants, Inc	2,771	124,889
International Game Technology	5,766	81,704
Marriott International, Inc	5,494	204,761
McDonald’s Corp.	21,735	1,917,244
Starbucks Corp.	16,098	863,175
Starwood Hotels & Resorts Worldwide, Inc.	4,285	245,788
Wyndham Worldwide Corp.	3,142	167,186
Wynn Resorts Ltd	1,737	195,395
Yum! Brands, Inc.	9,781	649,458
		5,011,009

Household Durables - 0.3%
D.R. Horton, Inc	6,093	120,520
Garmin Ltd	2,400	97,968
Harman International Industries, Inc	1,447	64,594
Leggett & Platt, Inc.	2,911	79,237
Lennar Corp.	3,547	137,163
Newell Rubbermaid, Inc.	6,331	140,991
PulteGroup, Inc.*	7,368	133,803
Whirlpool Corp.	1,660	168,905
		943,181

Household Products - 2.1%
Colgate-Palmolive Co.	9,615	1,005,152
Kimberly-Clark Corp.	8,471	715,207
Procter & Gamble Co	59,192	4,018,545
The Clorox Co	2,870	210,141
		5,949,045

Independent Power Producers & Energy Traders - 0.1%
AES Corp	13,547	144,953
NRG Energy, Inc	7,012	161,206
		306,159

Industrial Conglomerates - 2.4%
3M Co.	13,781	1,279,566
Danaher Corp.	12,596	704,116
General Electric Co	227,013	4,765,003
		6,748,685

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 14

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Insurance - 3.9%
ACE Ltd.	7,343	$585,971
Aflac, Inc	10,150	539,168
Allstate Corp.	10,582	425,079
American International Group, Inc.*	32,146	1,134,754
Aon plc	6,899	383,584
Assurant, Inc.	1,704	59,129
Berkshire Hathaway, Inc., Class B*	39,488	3,542,074
Cincinnati Financial Corp.	3,192	124,999
Genworth Financial, Inc.*	10,646	79,951
Hartford Financial Services Group, Inc	9,339	209,567
Lincoln National Corp	6,147	159,207
Loews Corp	6,761	275,511
Marsh & McLennan Co.’s, Inc.	11,769	405,677
MetLife, Inc.	23,617	777,944
Principal Financial Group, Inc	6,053	172,632
Progressive Corp.	12,229	258,032
Prudential Financial, Inc.	10,100	538,633
The Chubb Corp.	5,671	427,140
The Travelers Co.’s, Inc	8,258	593,089
Torchmark Corp	2,055	106,182
Unum Group	6,113	127,273
XL Group plc	6,508	163,090
		11,088,686

Internet & Catalog Retail - 1.0%
Amazon.com, Inc.*	7,845	1,970,193
Expedia, Inc.	2,064	126,833
Netflix, Inc.*	1,141	105,862
priceline.com, Inc.*	1,081	671,517
TripAdvisor, Inc.*	2,391	100,327
		2,974,732

Internet Software & Services - 2.1%
Akamai Technologies, Inc.*	3,916	160,204
eBay, Inc.*	25,305	1,291,061
Google, Inc.*	5,762	4,087,390
VeriSign, Inc.*	3,460	134,317
Yahoo!, Inc.*	22,747	452,665
		6,125,637

IT Services - 3.7%
Accenture plc	13,879	922,953
Automatic Data Processing, Inc.	10,510	599,175
Cognizant Technology Solutions Corp.*	6,499	481,251
Computer Sciences Corp.	3,369	134,928
Fidelity National Information Services, Inc	5,464	190,202
Fiserv, Inc.*	2,889	228,318
International Business Machines Corp.	22,994	4,404,501
MasterCard, Inc.	2,313	1,136,331
Paychex, Inc	7,017	218,509
SAIC, Inc	6,061	68,611
Teradata Corp.*	3,679	227,693

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 15

EQUITY SECURITIES - CONT’D	SHARES	VALUE
IT Services - Cont’d
Total System Services, Inc	3,443	$73,749
Visa, Inc.	11,286	1,710,732
Western Union Co	13,145	178,903
		10,575,856

Leisure Equipment & Products - 0.1%
Hasbro, Inc.	2,628	94,345
Mattel, Inc.	7,450	272,819
		367,164

Life Sciences - Tools & Services - 0.4%
Agilent Technologies, Inc	7,562	309,588
Life Technologies Corp.*	3,725	182,823
PerkinElmer, Inc	2,449	77,731
Thermo Fisher Scientific, Inc	7,798	497,357
Waters Corp.*	1,922	167,445
		1,234,944

Machinery - 1.9%
Caterpillar, Inc	14,157	1,268,184
Cummins, Inc	3,864	418,665
Deere & Co.	8,479	732,755
Dover Corp	3,875	254,626
Flowserve Corp.	1,111	163,095
Illinois Tool Works, Inc	9,230	561,276
Ingersoll-Rand plc	6,060	290,638
Joy Global, Inc	2,312	147,459
PACCAR, Inc.	7,682	347,303
Pall Corp	2,405	144,925
Parker Hannifin Corp.	3,288	279,677
Pentair Ltd.	4,520	222,158
Snap-on, Inc.	1,212	95,736
Stanley Black & Decker, Inc.	3,658	270,582
Xylem, Inc.	4,026	109,105
		5,306,184

Media - 3.4%
Cablevision Systems Corp.	4,778	71,383
CBS Corp., Class B	12,792	486,736
Comcast Corp	57,526	2,150,322
DIRECTV*	13,079	656,043
Discovery Communications, Inc.*	5,171	328,255
Gannett Co., Inc	4,742	85,404
McGraw-Hill Co.’s, Inc.	6,051	330,808
News Corp	43,650	1,114,821
Omnicom Group, Inc	5,719	285,721
Scripps Networks Interactive, Inc.	1,996	115,608
The Interpublic Group of Co.’s, Inc.	9,715	107,059
Time Warner Cable, Inc.	6,533	634,942
Time Warner, Inc.	20,498	980,419

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 16

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Media - Cont’d
Viacom, Inc., Class B	10,002	$527,506
Walt Disney Co.	38,364	1,910,144
Washington Post Co., Class B	111	40,538
		9,825,709

Metals & Mining - 0.7%
Alcoa, Inc	23,122	200,699
Allegheny Technologies, Inc.	2,226	67,582
Cliffs Natural Resources, Inc	3,173	122,351
Freeport-McMoRan Copper & Gold, Inc	20,595	704,349
Newmont Mining Corp	10,737	498,626
Nucor Corp.	6,877	296,949
United States Steel Corp.	3,129	74,689
		1,965,245

Multiline Retail - 0.8%
Big Lots, Inc.*	1,253	35,660
Dollar General Corp.*	5,800	255,722
Dollar Tree, Inc.*	4,996	202,638
Family Dollar Stores, Inc.	2,116	134,176
J.C. Penney Co., Inc.	3,104	61,180
Kohl’s Corp.	4,708	202,350
Macy’s, Inc	8,557	333,894
Nordstrom, Inc.	3,333	178,315
Target Corp.	14,089	833,646
		2,237,581

Multi-Utilities - 1.2%
Ameren Corp.	5,270	161,894
Centerpoint Energy, Inc.	9,253	178,120
CMS Energy Corp.	5,471	133,383
Consolidated Edison, Inc.	6,363	353,401
Dominion Resources, Inc	12,510	648,018
DTE Energy Co	3,682	221,104
Integrys Energy Group, Inc	1,595	83,291
NiSource, Inc	6,747	167,933
PG&E Corp	9,305	373,875
Public Service Enterprise Group, Inc.	10,992	336,355
SCANA Corp	2,865	130,759
Sempra Energy	4,905	347,961
TECO Energy, Inc.	4,687	78,554
Wisconsin Energy Corp.	4,903	180,676
		3,395,324

Office Electronics - 0.1%
Xerox Corp.	27,356	186,568

Oil, Gas & Consumable Fuels - 8.8%
Anadarko Petroleum Corp.	10,816	803,737
Apache Corp.	8,536	670,076
Cabot Oil & Gas Corp.	4,540	225,820
Chesapeake Energy Corp.	11,325	188,221

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 17

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
Chevron Corp	42,370	$4,581,892
ConocoPhillips	26,279	1,523,919
Consol Energy, Inc.	4,927	158,157
Denbury Resources, Inc.*	8,332	134,978
Devon Energy Corp.	8,209	427,196
EOG Resources, Inc	5,837	705,051
EQT Corp.	3,264	192,511
Exxon Mobil Corp	98,833	8,553,996
Hess Corp.	6,433	340,692
Kinder Morgan, Inc.:
Common	13,782	486,918
Warrants (strike price $40/share, expires 5/25/17)*	10,710	40,484
Marathon Oil Corp	15,190	465,725
Marathon Petroleum Corp	7,338	462,294
Murphy Oil Corp.	4,027	239,808
Newfield Exploration Co.*	2,875	76,993
Noble Energy, Inc	3,835	390,173
Occidental Petroleum Corp.	17,539	1,343,663
Peabody Energy Corp.	5,884	156,573
Phillips 66 Co.	13,679	726,355
Pioneer Natural Resources Co	2,663	283,849
QEP Resources, Inc.	3,707	112,211
Range Resources Corp.	3,499	219,842
Southwestern Energy Co.*	7,561	252,613
Spectra Energy Corp.	14,412	394,601
Tesoro Corp	2,957	130,256
Valero Energy Corp.	12,129	413,841
Williams Co.’s, Inc.	14,650	479,641
WPX Energy, Inc.*	4,265	63,463
		25,245,549

Paper & Forest Products - 0.2%
International Paper Co	9,497	378,360
MeadWestvaco Corp	3,709	118,206
		496,566

Personal Products - 0.2%
Avon Products, Inc.	9,358	134,381
Estee Lauder Co.’s, Inc.	5,238	313,547
		447,928

Pharmaceuticals - 5.2%
Allergan, Inc	6,681	612,848
Bristol-Myers Squibb Co.	35,735	1,164,604
Eli Lilly & Co.	22,107	1,090,317
Forest Laboratories, Inc.*	5,102	180,203
Hospira, Inc.*	3,519	109,934
Johnson & Johnson	59,994	4,205,579
Merck & Co., Inc.	65,813	2,694,384
Mylan, Inc.*	8,738	240,120

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 18

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Pharmaceuticals - Cont’d
Perrigo Co	1,918	$199,530
Pfizer, Inc	159,389	3,997,476
Watson Pharmaceuticals, Inc.*	2,766	237,876
		14,732,871

Professional Services - 0.1%
Equifax, Inc.	2,485	134,488
Robert Half International, Inc.	2,935	93,392
The Dun & Bradstreet Corp	995	78,257
		306,137

Real Estate Investment Trusts - 2.1%
American Tower Corp.	8,599	664,445
Apartment Investment & Management Co	3,045	82,398
AvalonBay Communities, Inc.	2,429	329,348
Boston Properties, Inc	3,289	348,009
Equity Residential	6,967	394,820
HCP, Inc.	9,847	444,888
Health Care REIT, Inc.	5,520	338,321
Host Hotels & Resorts, Inc	15,343	240,425
Kimco Realty Corp.	8,535	164,896
Plum Creek Timber Co., Inc.	3,520	156,182
Prologis, Inc.	9,973	363,915
Public Storage	3,144	455,754
Simon Property Group, Inc.	6,696	1,058,571
Ventas, Inc	6,445	417,120
Vornado Realty Trust	3,690	295,495
Weyerhaeuser Co.	11,704	325,605
		6,080,192

Real Estate Management & Development - 0.0%
CBRE Group, Inc.*	6,589	131,121

Road & Rail - 0.8%
CSX Corp.	22,379	441,538
Norfolk Southern Corp	6,842	423,109
Ryder System, Inc.	1,042	52,027
Union Pacific Corp	10,183	1,280,207
		2,196,881

Semiconductors & Semiconductor Equipment - 1.9%
Advanced Micro Devices, Inc.*	12,618	30,283
Altera Corp.	7,040	242,458
Analog Devices, Inc.	6,506	273,642
Applied Materials, Inc	25,928	296,616
Broadcom Corp.*	11,221	372,649
First Solar, Inc.*	1,275	39,372
Intel Corp.	107,723	2,222,325
KLA-Tencor Corp.	3,628	173,273
Lam Research Corp.*	3,709	134,006

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Semiconductors & Semiconductor Equipment - Cont’d
Linear Technology Corp.	5,024	$172,323
LSI Corp.*	12,756	90,312
Microchip Technology, Inc	4,226	137,725
Micron Technology, Inc.*	21,814	138,519
NVIDIA Corp.	13,117	161,208
Teradyne, Inc.*	4,074	68,810
Texas Instruments, Inc	24,264	750,728
Xilinx, Inc.	5,571	199,999
		5,504,248

Software - 3.4%
Adobe Systems, Inc.*	10,581	398,692
Autodesk, Inc.*	4,844	171,235
BMC Software, Inc.*	3,201	126,952
CA, Inc.	7,258	159,531
Citrix Systems, Inc.*	4,091	268,983
Electronic Arts, Inc.*	6,973	101,318
Intuit, Inc.	6,024	358,428
Microsoft Corp.	163,983	4,383,265
Oracle Corp.	81,374	2,711,382
Red Hat, Inc.*	4,195	222,167
Salesforce.com, Inc.*	2,790	468,999
Symantec Corp.*	15,022	282,564
		9,653,516

Specialty Retail - 2.1%
Abercrombie & Fitch Co.	1,722	82,604
AutoNation, Inc.*	843	33,467
AutoZone, Inc.*	817	289,569
Bed Bath & Beyond, Inc.*	5,007	279,941
Best Buy Co., Inc	6,201	73,482
CarMax, Inc.*	4,953	185,936
GameStop Corp	2,806	70,402
Limited Brands, Inc.	5,261	247,583
Lowe’s Co.’s, Inc	24,348	864,841
O’Reilly Automotive, Inc.*	2,481	221,851
PetSmart, Inc.	2,370	161,966
Ross Stores, Inc	4,858	263,061
Staples, Inc	14,589	166,315
The Gap, Inc.	6,506	201,946
The Home Depot, Inc.	32,368	2,001,961
Tiffany & Co.	2,679	153,614
TJX Co.’s, Inc	15,787	670,158
Urban Outfitters, Inc.*	2,369	93,244
		6,061,941

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	6,141	$340,887
Fossil, Inc.*	1,150	107,065
Nike, Inc., Class B	15,802	815,383
Ralph Lauren Corp.	1,333	199,843
VF Corp.	1,897	286,390
		1,749,568

Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc	10,462	85,056
People’s United Financial, Inc.	7,526	90,989
		176,045

Tobacco - 1.8%
Altria Group, Inc.	43,841	1,377,484
Lorillard, Inc.	2,811	327,959
Philip Morris International, Inc.	36,165	3,024,841
Reynolds American, Inc.	7,139	295,769
		5,026,053

Trading Companies & Distributors - 0.2%
Fastenal Co.	5,881	274,584
W.W. Grainger, Inc	1,321	267,331
		541,915

Wireless Telecommunication Services - 0.3%
Crown Castle International Corp.*	6,394	461,391
MetroPCS Communications, Inc.*	6,370	63,318
Sprint Nextel Corp.*	65,061	368,896
		893,605

Total Equity Securities (Cost $214,605,970)		276,239,984

EXCHANGE TRADED FUNDS - 0.7%
SPDR S&P 500 Trust	15,000	2,137,800

Total Exchange Traded Funds (Cost $2,121,509)		2,137,800

	PRINCIPAL
U.S. TREASURY OBLIGATIONS - 0.2%	AMOUNT
United States Treasury Bills, 0.135%, 5/2/13^	$ 500,000	499,773

Total U.S. Treasury Obligations (Cost $499,773)		499,773

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	PRINCIPAL
TIME DEPOSIT - 1.6%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.12%, 1/2/13	$4,593,352	$4,593,352

Total Time Deposit (Cost $4,593,352)		4,593,352

TOTAL INVESTMENTS (Cost $221,820,604) - 99.3%		283,470,909
Other assets and liabilities, net - 0.7%		1,933,717
NET ASSETS - 100%		$285,404,626

NET ASSETS CONSIST OF:
Paid-in capital applicable to 3,294,986 shares of common stock outstanding;
$0.10 par value, 30,000,000 shares authorized		$240,489,746
Undistributed net investment income		1,330,624
Accumulated net realized gain (loss)		(18,053,101)
Net unrealized appreciation (depreciation)		61,637,357

NET ASSETS		$285,404,626

NET ASSET VALUE PER SHARE		$86.62

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
S&P 500 Index^	6	3/13	$2,130,150	($11,373)
E-Mini S&P 500 Index^	75	3/13	5,325,375	(1,575)
Total Purchased				($12,948)

^ Futures collateralized by $500,000 par value of U.S. Treasury Bills.

* Non-income producing security.

Abbreviations:
plc: Public Limited Company
REIT: Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $3,659 )	$6,410,054
Interest income	4,027
Total investment income	6,414,081

Expenses:
Investment advisory fee	694,085
Transfer agency fees and expenses	2,816
Accounting fees	43,122
Directors’ fees and expenses	51,383
Administrative fees	277,634
Custodian fees	37,956
Reports to shareholders	70,146
Professional fees	49,320
Miscellaneous	27,085
Total expenses	1,253,547
Reimbursement from Advisor	(106,744)
Fees paid indirectly	(174)
Net expenses	1,146,629

NET INVESTMENT INCOME	5,267,452

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,707,942
Futures	756,928
3,464,870

Change in unrealized appreciation (depreciation) on:
Investments	30,976,936
Futures	(81,579)
30,895,357

NET REALIZED AND UNREALIZED GAIN (LOSS)	34,360,227

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$39,627,679

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$5,267,452	$4,239,726
Net realized gain (loss)	3,464,870	(302,572)
Change in unrealized appreciation (depreciation)	30,895,357	(880,846)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	39,627,679	3,056,308

Distributions to shareholders from:
Net investment income	(4,992,328)	(4,056,665)
Net realized gain	—	(8,339,149)
Total distributions	(4,992,328)	(12,395,814)

Capital share transactions:
Shares sold	21,280,682	55,276,944
Reinvestment of distributions	4,992,328	12,395,814
Shares redeemed	(34,571,324)	(35,351,562)
Total capital share transactions	(8,298,314)	32,321,196

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,337,037	22,981,690

NET ASSETS
Beginning of year	259,067,589	236,085,899
End of year (including undistributed net investment
income of $1,330,624 and $1,104,336, respectively)	$285,404,626	$259,067,589

CAPITAL SHARE ACTIVITY
Shares sold	252,760	676,978
Reinvestment of distributions	58,630	161,720
Shares redeemed	(411,005)	(441,402)
Total capital share activity	(99,615)	397,296

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP S&P 500 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a sig-nificant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 26

required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$276,239,984	—	—	$276,239,984
Exchange traded funds	2,137,800	—	—	2,137,800
U.S. government obligations	—	$499,773	—	499,773
Other debt obligations	—	4,593,352	—	4,593,352
TOTAL	$278,377,784	$5,093,125	—	$283,470,909

Other financial instruments**	($12,948)	—	—	($12,948)

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.

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During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Portfolio invested in E-Mini S&P 500 Index and S&P 500 Index Futures. The volume of activity has varied throughout the year with a weighted average of 44 contracts and $1,593,690 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new

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disclosure requirements requiring entities to disclose both gross and net information for derivatives and other finan-cial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of this pronouncement will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .25% of the Portfolio’s average daily net assets. Under the terms of the agreement, $60,324 was payable at year end. In addition, $24,598 was payable at year end for operating expenses paid by the Advisor during December 2012.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is .42% (.40% prior to May 1, 2012). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $24,129 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $98 for the year ended December 31, 2012. Under the terms of the agreement, $8 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $12,598,872 and $20,987,386, respectively.

CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-13	($1,605,580)
31-Dec-15	(2,330,473)
31-Dec-16	(280,386)
31-Dec-17	(2,509,534)
31-Dec-18	(2,611,900)

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Capital losses may be utilized to offset future capital gains until expiration; however, the Portfolio’s use of capital loss carryforwards acquired from CVS Ameritas Index 500 Portfolio may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either short-term or long-term capital losses.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$4,992,328	$4,208,185
Long term capital gain	-	8,187,629
Total	$4,992,328	$12,395,814

As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$84,649,903
Unrealized (depreciation)	(31,727,774)
Net unrealized appreciation/(depreciation)	$52,922,129
Undistributed ordinary income	$1,330,624
Capital loss carryforward	($9,337,873)

Federal income tax cost of investments	$230,548,780

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, Section 1256 contracts, and capital loss limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts.

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Undistributed net investment income	($48,836)
Accumulated net realized gain (loss)	48,836

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2012.

NOTE E — SUBSEQUENT EVENTS

The Board of Directors has approved the reorganization of the Calvert VP SRI Strategic Portfolio into the Portfolio and has recommended approval of the reorganization by Portfolio shareholders. A Proxy Statement was mailed to shareholders of Calvert VP SRI Strategic Portfolio in February 2013 which contained additional information about the reorganization, as well as voting instructions. If the shareholders approve the reorganization, the Calvert VP SRI Strategic Portfolio will be merged into the Portfolio on or about April 30, 2013.

In preparing the financial statements as of December 31, 2012, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2012	2011	2010
Net asset value, beginning	$76.32	$78.77	$71.52
Income from investment operations:
Net investment income	1.63	1.27	1.33
Net realized and unrealized gain (loss)	10.21	.11	9.18
Total from investment operations	11.84	1.38	10.51
Distributions from:
Net investment income	(1.54)	(1.25)	(1.13)
Net realized gain	—	(2.58)	(2.13)
Total distributions	(1.54)	(3.83)	(3.26)
Total increase (decrease) in net asset value	10.30	(2.45)	7.25
Net asset value, ending	$86.62	$76.32	$78.77

Total return*	15.55%	1.73%	14.69%
Ratios to average net assets: A
Net investment income	1.90%	1.70%	1.67%
Total expenses	.45%	.46%	.46%
Expenses before offsets	.41%	.39%	.38%
Net expenses	.41%	.39%	.38%
Portfolio turnover	5%	7%	9%
Net assets, ending (in thousands)	$285,405	$259,068	$236,086

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2009	2008
Net asset value, beginning		$58.44	$97.44
Income from investment operations:
Net investment income		1.33	1.44
Net realized and unrealized gain (loss)		13.95	(36.76)
Total from investment operations		15.28	(35.32)
Distributions from:
Net investment income		(1.30)	(2.60)
Net realized gain		(.90)	(1.08)
Total distributions		(2.20)	(3.68)
Total increase (decrease) in net asset value		13.08	(39.00)
Net asset value, ending		$71.52	$58.44

Total return*		26.11%	(37.10%)
Ratios to average net assets: A
Net investment income		1.98%	2.00%
Total expenses		.46%	.47%
Expenses before offsets		.38%	.39%
Net expenses		.38%	.39%
Portfolio turnover		9%	7%
Net assets, ending (in thousands)		$238,077	$213,624

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that

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the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed at the median of its peer group for the one-year period ended June 30, 2012, below the median of its peer group for the three-year period ended June 30, 2012 and above the median of its peer group for the five-year period ended June 30, 2012. The data also indicated that the Portfolio underperformed its Lipper index for the one- and three-year periods ended June 30, 2012 and performed at the median of its Lipper index for the five-year period ended June 30, 2012. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the funds in the peer group on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that total expenses (net of expense reimbursements) were at the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits

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relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2012 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio

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were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 77	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	16	None
ALICE GRESHAM BULLOCK AGE: 62	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None
M. CHARITO KRUVANT AGE: 67	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 66	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation
ARTHUR J. PUGH AGE: 75	Director	1982 CVS 2008 CVP	Retired executive.	16	•Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK AGE: 60*	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair through 4/29/12) • Griffin Realty Corp.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 40

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 41

*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 42

Calvert VP S&P MidCap 400 Index Portfolio

Annual Report
December 31, 2012

Calvert INVESTMENTS

an Ameritas company

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

PERFORMANCE

For the year ended December 31, 2012, Calvert VP S&P MidCap 400 Index Portfolio’s Class I shares returned 17.31% versus a return of 17.88% for the Standard & Poor’s (S&P) MidCap 400 Index. The underperformance was largely attributable to fees and operating expenses, which the Index does not have.

INVESTMENT CLIMATE

Equity markets earned positive returns in 2012, with large-cap, mid-cap, and small-cap stocks all providing similar returns. Aside from the month of May and the week after the presidential election, equity markets generally performed well throughout the year.

Optimism for a global economic recovery, continued strong corporate earnings, and continued strong Federal Reserve bond purchasing helped propel stocks higher. Domestic GDP growth continued at a moderate pace and interest rates gave no sign of inflation fears in the market. Overall, a combination of factors made 2012 a good environment for the equity markets.

PORTFOLIO STRATEGY

As an index fund, the Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the S&P MidCap 400 Index. In pursuit of this objective, the fund employs a passive management approach to replicate the Index.

At year end, the Index had the largest exposure to Financials at 21.9%. Other sectors of significant weight included Industrials, Information Technology, and Consumer Discretionary. The

	AVERAGE ANNUAL TOTAL RETURN
	(period ended 12.31.12)
	Class I	Class F
One year	17.31%	16.99%
Five year	4.54%	4.31%
Ten year	9.89%	9.67%*

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for Class I shares is 0.56%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 4

lowest exposures were to Telecommunication Services and Consumer Staples.

The top-performing sectors were Health Care (26.9%), Consumer Discretionary (23.2%), and Materials (22.8%). The weakest performers included Energy and Utilities.

During 2012, the Portfolio continued to meet its investment objective of closely tracking the total return of the Index. Market fluctuation, cash flows, and corporate actions may cause the Portfolio to hold a slightly different weighting than the Index. Since the S&P MidCap 400 Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	12.8%
Consumer Staples	3.7%
Energy	5.6%
Exchange Traded Funds	1.2%
Financials	21.4%
Government	0.3%
Health Care	8.6%
Industrials	16.8%
Information Technology	15.4%
Materials	7.0%
Short-Term Investments	1.7%
Telecommunication Services	0.5%
Utilities	5.0%

Total	100%

OUTLOOK

In 2013, the primary caveats that temper the equities outlook are chronic U.S. government deficits, the government’s inability to function properly, and slow worldwide economic growth. Tax increases implemented on January 1 will shave a small amount from GDP growth. However, a failure in Washington to deal with the long-term issues relating to entitlements, government spending, and revenue generation could worsen the forecast materially this year and beyond.

While China appears to have engineered a soft landing, Europe still has considerable issues to deal with, which could negatively impact the United States. Sluggish growth could also hurt companies with a large amount of European exposure.

January 2013

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Class I
Actual	$1,000.00	$1,089.81	$2.68

Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.57	$2.60

Class F
Actual	$1,000.00	$1,088.09	$4.27

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.05	$4.13

* Expenses are equal to the Fund’s annualized expense ratio of 0.51% and 0.81%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P MidCap 400 Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP S&P MidCap 400 Index Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP S&P MidCap 400 Index Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 25, 2013

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2012

EQUITY SECURITIES - 97.0%	SHARES	VALUE
Aerospace & Defense - 1.4%
Alliant Techsystems, Inc.	5,089	$315,314
B/E Aerospace, Inc.*	16,194	799,984
Esterline Technologies Corp.*	4,878	310,290
Exelis, Inc.	29,416	331,518
Huntington Ingalls Industries, Inc.	7,779	337,142
Triumph Group, Inc	7,790	508,687
		2,602,935

Air Freight & Logistics - 0.1%
UTi Worldwide, Inc.	16,383	219,532

Airlines - 0.4%
Alaska Air Group, Inc.*	10,954	472,008
JetBlue Airways Corp.*	35,768	204,235
		676,243

Auto Components - 0.2%
Gentex Corp.	22,240	418,557

Automobiles - 0.1%
Thor Industries, Inc.	6,957	260,401

Biotechnology - 2.0%
Regeneron Pharmaceuticals, Inc.*	11,734	2,007,336
United Therapeutics Corp.*	7,360	393,171
Vertex Pharmaceuticals, Inc.*	33,780	1,416,733
		3,817,240

Building Products - 0.6%
Fortune Brands Home & Security, Inc.*	25,462	744,000
Lennox International, Inc.	7,131	374,520
		1,118,520

Capital Markets - 2.4%
Affiliated Managers Group, Inc.*	8,070	1,050,311
Apollo Investment Corp	32,147	268,749
Eaton Vance Corp.	17,946	571,580
Federated Investors, Inc., Class B	14,200	287,266
Greenhill & Co., Inc	4,107	213,523
Janus Capital Group, Inc.	29,737	253,359
Jefferies Group, Inc	19,937	370,230
Raymond James Financial, Inc	17,381	669,690
SEI Investments Co.	21,011	490,397
Waddell & Reed Financial, Inc	13,316	463,663
		4,638,768

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 8

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Chemicals - 3.0%
Albemarle Corp	13,906	$863,841
Ashland, Inc	11,420	918,282
Cabot Corp	9,427	375,100
Cytec Industries, Inc.	7,103	488,899
Intrepid Potash, Inc.	8,390	178,623
Minerals Technologies, Inc.	5,636	224,989
NewMarket Corp	1,672	438,398
Olin Corp.	12,487	269,594
RPM International, Inc	20,610	605,110
Scotts Miracle-Gro Co.	6,105	268,925
Sensient Technologies Corp	7,827	278,328
Valspar Corp	13,153	820,747
		5,730,836

Commercial Banks - 3.7%
Associated Banc-Corp.	26,744	350,881
BancorpSouth, Inc.	12,906	187,653
Bank of Hawaii Corp	7,003	308,482
Cathay General Bancorp	11,601	226,219
City National Corp	7,463	369,568
Commerce Bancshares, Inc.	12,139	425,597
Cullen/Frost Bankers, Inc.	9,576	519,690
East West Bancorp, Inc	21,861	469,793
First Niagara Financial Group, Inc.	55,294	438,481
FirstMerit Corp	17,411	247,062
Fulton Financial Corp	31,020	298,102
Hancock Holding Co.	13,291	421,856
International Bancshares Corp.	8,471	152,902
Prosperity Bancshares, Inc	6,905	290,010
Signature Bank*	7,193	513,149
SVB Financial Group*	6,935	388,152
Synovus Financial Corp.	122,544	300,233
TCF Financial Corp.	25,817	313,677
Trustmark Corp	10,225	229,653
Valley National Bancorp	31,343	291,490
Webster Financial Corp.	12,508	257,039
Westamerica Bancorporation	4,369	186,076
		7,185,765

Commercial Services & Supplies - 1.9%
Clean Harbors, Inc.*	8,234	452,952
Copart, Inc.*	16,523	487,428
Corrections Corp. of America	15,588	552,906
Deluxe Corp.	7,930	255,663
Herman Miller, Inc	9,280	198,778
HNI Corp	7,144	214,749
Mine Safety Appliances Co.	4,905	209,493
Rollins, Inc.	10,259	226,108
RR Donnelley & Sons Co	28,090	252,810
The Brink’s Co.	7,464	212,948
TravelCenters of America LLC (b)*	60,000	10
Waste Connections, Inc.	19,129	646,369
		3,710,214

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Communications Equipment - 1.0%
Adtran, Inc	9,764	$190,789
Ciena Corp.*	15,700	246,490
InterDigital, Inc.	6,380	262,218
Plantronics, Inc.	6,665	245,739
Polycom, Inc.*	27,331	285,882
Riverbed Technology, Inc.*	25,033	493,651
Tellabs, Inc.	54,716	124,752
		1,849,521

Computers & Peripherals - 0.7%
Diebold, Inc	9,983	305,580
Lexmark International, Inc	10,200	236,538
NCR Corp.*	25,085	639,166
QLogic Corp.*	14,446	140,559
		1,321,843

Construction & Engineering - 1.2%
AECOM Technology Corp.*	16,854	401,125
Granite Construction, Inc	5,546	186,456
KBR, Inc	22,988	687,801
Shaw Group, Inc.*	10,380	483,812
URS Corp	11,972	470,021
		2,229,215

Construction Materials - 0.3%
Martin Marietta Materials, Inc	7,152	674,291

Containers & Packaging - 1.5%
AptarGroup, Inc.	10,347	493,759
Greif, Inc.	4,725	210,263
Packaging Corp. of America	15,299	588,553
Rock-Tenn Co.	11,078	774,463
Silgan Holdings, Inc.	7,655	318,371
Sonoco Products Co.	15,695	466,612
		2,852,021

Distributors - 0.5%
LKQ Corp.*	46,305	977,036

Diversified Consumer Services - 0.7%
DeVry, Inc.	9,030	214,282
Matthews International Corp	4,284	137,516
Regis Corp.	9,198	155,630
Service Corp. International	33,138	457,636
Sotheby’s	10,559	354,994
Strayer Education, Inc	1,849	103,858
		1,423,916

Diversified Financial Services - 0.5%
CBOE Holdings, Inc.	13,711	403,926
MSCI, Inc.*	19,022	589,492
		993,418

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 10

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Diversified Telecommunication Services - 0.3%
tw telecom, Inc.*	23,580	$600,583

Electric Utilities - 2.1%
Cleco Corp.	9,461	378,535
Great Plains Energy, Inc.	23,866	484,718
Hawaiian Electric Industries, Inc.	15,296	384,541
IDACORP, Inc	7,932	343,852
NV Energy, Inc	36,676	665,303
OGE Energy Corp	15,383	866,217
PNM Resources, Inc.	12,410	254,529
Westar Energy, Inc	19,702	563,871
		3,941,566

Electrical Equipment - 1.7%
Acuity Brands, Inc.	6,703	453,994
AMETEK, Inc.	37,855	1,422,212
General Cable Corp.*	7,920	240,847
Hubbell, Inc., Class B	8,315	703,698
Regal-Beloit Corp.	6,932	488,498
		3,309,249

Electronic Equipment & Instruments - 2.1%
Arrow Electronics, Inc.*	16,508	628,625
Avnet, Inc.*	21,380	654,442
Ingram Micro, Inc.*	23,393	395,810
Itron, Inc.*	6,108	272,111
National Instruments Corp.	14,786	381,627
Tech Data Corp.*	5,951	270,949
Trimble Navigation Ltd.*	19,659	1,175,215
Vishay Intertechnology, Inc.*	20,885	222,007
		4,000,786

Energy Equipment & Services - 2.7%
Atwood Oceanics, Inc.*	8,873	406,295
CARBO Ceramics, Inc.	3,058	239,564
Dresser-Rand Group, Inc.*	11,789	661,834
Dril-Quip, Inc.*	5,670	414,193
Helix Energy Solutions Group, Inc.*	15,507	320,064
Oceaneering International, Inc	16,811	904,264
Oil States International, Inc.*	8,616	616,389
Patterson-UTI Energy, Inc	23,268	433,483
Superior Energy Services, Inc.*	24,700	511,784
Tidewater, Inc	7,762	346,806
Unit Corp.*	6,734	303,367
		5,158,043

Food & Staples Retailing - 0.4%
Harris Teeter Supermarkets, Inc.	7,682	296,218
SUPERVALU, Inc.	33,280	82,201
United Natural Foods, Inc.*	7,676	411,357
		789,776

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food Products - 2.2%
Flowers Foods, Inc.	17,868	$415,788
Green Mountain Coffee Roasters, Inc.*	19,196	793,947
Hillshire Brands Co.	19,043	535,870
Ingredion, Inc.	11,927	768,457
Lancaster Colony Corp.	3,070	212,413
Post Holdings, Inc.*	5,192	177,826
Ralcorp Holdings, Inc.*	8,576	768,838
Smithfield Foods, Inc.*	19,447	419,472
Tootsie Roll Industries, Inc	3,263	84,577
		4,177,188

Gas Utilities - 1.3%
Atmos Energy Corp.	14,059	493,752
National Fuel Gas Co.	12,989	658,412
Questar Corp.	27,277	538,994
UGI Corp.	17,559	574,355
WGL Holdings, Inc	8,041	315,127
		2,580,640

Health Care Equipment & Supplies - 2.5%
Hill-Rom Holdings, Inc	9,474	270,009
Hologic, Inc.*	41,561	832,467
IDEXX Laboratories, Inc.*	8,518	790,470
Masimo Corp	8,242	173,164
ResMed, Inc	22,290	926,595
STERIS Corp	9,237	320,801
Teleflex, Inc.	6,377	454,744
The Cooper Co.’s, Inc.	7,461	689,993
Thoratec Corp.*	9,154	343,458
		4,801,701

Health Care Providers & Services - 3.0%
Community Health Systems, Inc.	14,208	436,754
Health Management Associates, Inc.*	40,496	377,423
Health Net, Inc.*	12,662	307,687
Henry Schein, Inc.*	13,709	1,103,026
HMS Holdings Corp.*	13,680	354,586
LifePoint Hospitals, Inc.*	7,677	289,807
Mednax, Inc.*	7,763	617,314
Omnicare, Inc	17,221	621,678
Owens & Minor, Inc.	9,877	281,593
Universal Health Services, Inc., Class B	13,781	666,311
VCA Antech, Inc.*	13,818	290,869
WellCare Health Plans, Inc.*	6,821	332,114
		5,679,162

Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc.*	26,912	253,511

Hotels, Restaurants & Leisure - 1.4%
Bally Technologies, Inc.*	6,391	285,742
Bob Evans Farms, Inc.	4,449	178,850
Brinker International, Inc.	11,395	353,131
International Speedway Corp	4,045	111,723

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 12

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Hotels, Restaurants & Leisure - Cont’d
Life Time Fitness, Inc.*	6,341	$312,040
Panera Bread Co.*	4,402	699,170
Scientific Games Corp.*	8,218	71,250
The Cheesecake Factory, Inc	7,911	258,848
Wendy’s Co.	44,577	209,512
WMS Industries, Inc.*	8,504	148,820
		2,629,086

Household Durables - 2.1%
Jarden Corp.*	11,441	591,500
KB Home	12,125	191,575
MDC Holdings, Inc.	5,977	219,715
Mohawk Industries, Inc.*	9,038	817,668
NVR, Inc.*	716	658,720
Tempur-Pedic International, Inc.*	9,400	296,006
Toll Brothers, Inc.*	23,322	754,000
Tupperware Brands Corp	8,614	552,157
		4,081,341

Household Products - 1.0%
Church & Dwight Co., Inc.	21,768	1,166,112
Energizer Holdings, Inc.	9,645	771,407
		1,937,519

Industrial Conglomerates - 0.3%
Carlisle Co.’s, Inc	9,834	577,846

Insurance - 4.4%
Alleghany Corp.*	2,640	885,509
American Financial Group, Inc	11,809	466,692
Arthur J. Gallagher & Co.	19,375	671,344
Aspen Insurance Holdings Ltd	11,060	354,805
Brown & Brown, Inc.	18,373	467,777
Everest Re Group Ltd.	8,056	885,757
Fidelity National Financial, Inc	33,000	777,150
First American Financial Corp.	16,805	404,832
Hanover Insurance Group, Inc.	6,944	269,011
HCC Insurance Holdings, Inc.	15,867	590,411
Kemper Corp.	8,455	249,422
Mercury General Corp	5,768	228,932
Old Republic International Corp.	37,593	400,365
Protective Life Corp	12,330	352,391
Reinsurance Group of America, Inc.	11,506	615,801
StanCorp Financial Group, Inc	6,892	252,730
WR Berkley Corp.	17,139	646,826
		8,519,755

Internet & Catalog Retail - 0.2%
HSN, Inc.	5,663	311,918

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 13

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Internet Software & Services - 1.8%
AOL, Inc.*	13,039	$386,085
Equinix, Inc.*	7,575	1,561,965
Monster Worldwide, Inc.*	18,741	105,324
Rackspace Hosting, Inc.*	17,069	1,267,715
ValueClick, Inc.*	11,184	217,081
		3,538,170

IT Services - 3.3%
Acxiom Corp.*	11,616	202,815
Alliance Data Systems Corp.*	7,767	1,124,351
Broadridge Financial Solutions, Inc.	19,042	435,681
Convergys Corp.	17,004	279,036
CoreLogic, Inc.*	15,186	408,807
DST Systems, Inc.	4,859	294,455
Gartner, Inc.*	14,591	671,478
Global Payments, Inc	12,289	556,692
Jack Henry & Associates, Inc.	13,410	526,477
Lender Processing Services, Inc.	13,219	325,452
Mantech International Corp.	3,690	95,719
NeuStar, Inc.*	10,328	433,053
VeriFone Systems, Inc.*	16,796	498,505
WEX, Inc.*	6,093	459,229
		6,311,750

Leisure Equipment & Products - 0.4%
Polaris Industries, Inc	9,998	841,332

Life Sciences - Tools & Services - 1.3%
Bio-Rad Laboratories, Inc.*	3,139	329,752
Charles River Laboratories International, Inc.*	7,682	287,844
Covance, Inc.*	8,526	492,547
Mettler-Toledo International, Inc.*	4,774	922,814
Techne Corp	5,393	368,558
		2,401,515

Machinery - 5.3%
AGCO Corp.*	15,112	742,301
CLARCOR, Inc	7,877	376,363
Crane Co.	7,450	344,786
Donaldson Co., Inc.	21,020	690,297
Gardner Denver, Inc	7,650	524,025
Graco, Inc.	9,517	490,030
Harsco Corp.	12,555	295,043
IDEX Corp.	12,878	599,213
ITT Corp	14,472	339,513
Kennametal, Inc	12,406	496,240
Lincoln Electric Holdings, Inc.	12,942	630,017
Nordson Corp	8,789	554,762
Oshkosh Corp.*	14,230	421,919
SPX Corp	7,915	555,237
Terex Corp.*	17,215	483,914
Timken Co.	12,394	592,805
Trinity Industries, Inc.	12,297	440,479

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Machinery - Cont’d
Valmont Industries, Inc.	3,651	$498,544
Wabtec Corp.	7,460	653,048
Woodward, Inc.	9,381	357,698
		10,086,234

Marine - 0.4%
Kirby Corp.*	8,709	539,000
Matson, Inc	6,642	164,190
		703,190

Media - 1.2%
AMC Networks, Inc.*	8,998	445,401
Cinemark Holdings, Inc.	16,100	418,278
DreamWorks Animation SKG, Inc.*	11,317	187,523
John Wiley & Sons, Inc	7,323	285,084
Lamar Advertising Co.*	8,728	338,210
Meredith Corp	5,710	196,709
New York Times Co.*	19,281	164,467
Scholastic Corp.	4,042	119,482
Valassis Communications, Inc.	6,272	161,692
		2,316,846

Metals & Mining - 1.7%
Carpenter Technology Corp.	6,888	355,627
Commercial Metals Co.	18,414	273,632
Compass Minerals International, Inc.	5,158	385,354
Reliance Steel & Aluminum Co	11,771	730,979
Royal Gold, Inc.	10,160	826,110
Steel Dynamics, Inc.	34,157	468,976
Worthington Industries, Inc.	8,243	214,236
		3,254,914

Multiline Retail - 0.1%
Saks, Inc.*	16,211	170,378

Multi-Utilities - 1.0%
Alliant Energy Corp.	17,291	759,248
Black Hills Corp.	6,991	254,053
MDU Resources Group, Inc	29,419	624,860
Vectren Corp.	12,856	377,966
		2,016,127

Office Electronics - 0.2%
Zebra Technologies Corp.*	7,923	311,215

Oil, Gas & Consumable Fuels - 3.2%
Alpha Natural Resources, Inc.*	34,900	339,926
Arch Coal, Inc.	33,725	246,867
Bill Barrett Corp.*	7,456	132,642
Cimarex Energy Co	13,483	778,374
Energen Corp	11,240	506,812
Forest Oil Corp.*	18,802	125,785
HollyFrontier Corp	31,561	1,469,165
Northern Oil And Gas, Inc.*	9,375	157,687

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
Plains Exploration & Production Co.*	20,097	$943,353
Quicksilver Resources, Inc.*	18,832	53,859
Rosetta Resources, Inc.*	8,185	371,272
SM Energy Co.	10,323	538,964
World Fuel Services Corp.	11,338	466,785
		6,131,491

Paper & Forest Products - 0.5%
Domtar Corp.	5,494	458,859
Louisiana-Pacific Corp.*	21,718	419,592
		878,451

Pharmaceuticals - 0.2%
Endo Health Solutions, Inc.*	17,775	466,949

Professional Services - 0.8%
Corporate Executive Board Co	5,306	251,823
FTI Consulting, Inc.*	6,535	215,655
Manpower, Inc	12,223	518,744
Towers Watson & Co	8,903	500,438
		1,486,660

Real Estate Investment Trusts - 9.2%
Alexandria Real Estate Equities, Inc.	9,946	689,457
American Campus Communities, Inc.	16,294	751,642
BioMed Realty Trust, Inc.	24,042	464,732
BRE Properties, Inc.	11,972	608,537
Camden Property Trust	13,105	893,892
Corporate Office Properties Trust	12,593	314,573
Duke Realty Corp	42,732	592,693
Equity One, Inc.	9,752	204,890
Essex Property Trust, Inc.	5,691	834,585
Federal Realty Investment Trust	10,068	1,047,273
Highwoods Properties, Inc	12,232	409,160
Home Properties, Inc	7,906	484,717
Hospitality Properties Trust	19,262	451,116
Liberty Property Trust	18,421	658,919
Macerich Co.	21,280	1,240,624
Mack-Cali Realty Corp.	12,941	337,890
National Retail Properties, Inc.	17,142	534,830
Omega Healthcare Investors, Inc.	17,453	416,254
Potlatch Corp.	6,401	250,855
Rayonier, Inc.	19,195	994,877
Realty Income Corp	20,791	836,006
Regency Centers Corp.	14,082	663,544
Senior Housing Properties Trust	27,506	650,242
SL Green Realty Corp	14,079	1,079,155
Taubman Centers, Inc.	9,612	756,657
UDR, Inc	38,970	926,707
Weingarten Realty Investors	17,394	465,637
		17,559,464

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Real Estate Management & Development - 0.4%
Alexander & Baldwin, Inc.*	6,642	$195,076
Jones Lang LaSalle, Inc.	6,862	575,996
		771,072

Road & Rail - 1.9%
Con-way, Inc.	8,860	246,485
Genesee & Wyoming, Inc.*	6,789	516,507
JB Hunt Transport Services, Inc.	14,186	847,046
Kansas City Southern	17,144	1,431,181
Landstar System, Inc.	7,240	379,810
Werner Enterprises, Inc.	7,081	153,445
		3,574,474

Semiconductors & Semiconductor Equipment - 1.9%
Atmel Corp.*	68,495	448,642
Cree, Inc.*	18,116	615,582
Cypress Semiconductor Corp.*	20,491	222,122
Fairchild Semiconductor International, Inc.*	20,141	290,030
Integrated Device Technology, Inc.*	22,639	165,265
International Rectifier Corp.*	11,004	195,101
Intersil Corp.	20,148	167,027
MEMC Electronic Materials, Inc.*	36,729	117,900
RF Micro Devices, Inc.*	44,389	198,863
Semtech Corp.*	10,359	299,893
Silicon Laboratories, Inc.*	6,089	254,581
Skyworks Solutions, Inc.*	30,238	613,831
		3,588,837

Software - 4.1%
ACI Worldwide, Inc.*	6,255	273,281
Advent Software, Inc.*	5,091	108,846
ANSYS, Inc.*	14,432	971,851
Cadence Design Systems, Inc.*	43,401	586,347
Compuware Corp.*	33,222	361,123
Concur Technologies, Inc.*	7,036	475,071
FactSet Research Systems, Inc.	6,344	558,653
Fair Isaac Corp	5,375	225,911
Informatica Corp.*	16,811	509,710
Mentor Graphics Corp.*	14,872	253,121
MICROS Systems, Inc.*	12,500	530,500
Parametric Technology Corp.*	18,614	419,001
Rovi Corp.*	16,386	252,836
SolarWinds, Inc.*	9,516	499,114
Solera Holdings, Inc.	10,721	573,252
Synopsys, Inc.*	23,233	739,739
TIBCO Software, Inc.*	24,398	537,000
		7,875,356

Specialty Retail - 4.0%
Aaron’s, Inc	10,954	309,779
Advance Auto Parts, Inc	11,430	826,960
Aeropostale, Inc.*	12,194	158,644
American Eagle Outfitters, Inc	28,075	575,818
ANN, Inc.*	7,498	253,732

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Specialty Retail - Cont’d
Ascena Retail Group, Inc.*	19,517	$360,869
Barnes & Noble, Inc.*	5,985	90,314
Cabela’s, Inc.*	7,201	300,642
Chico’s FAS, Inc.	25,928	478,631
Dick’s Sporting Goods, Inc	15,390	700,091
Foot Locker, Inc.	23,482	754,242
Guess?, Inc.	9,714	238,382
Office Depot, Inc.*	44,774	146,859
Rent-A-Center, Inc.	9,167	314,978
Signet Jewelers Ltd	12,617	673,748
Tractor Supply Co.	10,974	969,663
Williams-Sonoma, Inc.	13,442	588,356
		7,741,708

Textiles, Apparel & Luxury Goods - 1.8%
Carter’s, Inc.*	7,909	440,136
Deckers Outdoor Corp.*	5,493	221,203
Hanesbrands, Inc.*	15,246	546,112
PVH Corp.	11,006	1,221,776
Under Armour, Inc.*	12,065	585,514
Warnaco Group, Inc.*	6,451	461,698
		3,476,439

Thrifts & Mortgage Finance - 0.7%
Astoria Financial Corp.	12,727	119,125
New York Community Bancorp, Inc.	68,411	896,184
Washington Federal, Inc.	16,757	282,690
		1,297,999

Tobacco - 0.1%
Universal Corp	3,702	184,767

Trading Companies & Distributors - 1.0%
GATX Corp	7,422	321,373
MSC Industrial Direct Co., Inc.	7,301	550,349
United Rentals, Inc.*	14,425	656,626
Watsco, Inc	4,621	346,113
		1,874,461

Water Utilities - 0.3%
Aqua America, Inc.	21,802	554,207

Wireless Telecommunication Services - 0.2%
Telephone & Data Systems, Inc.	15,750	348,705

Total Equity Securities (Cost $154,033,132)		185,812,653

EXCHANGE TRADED FUNDS - 1.2%
SPDR S&P MidCap 400 Trust	12,500	2,321,375

Total Exchange Traded Funds (Cost $2,103,967)		2,321,375

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	PRINCIPAL
TIME DEPOSIT - 1.7%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.12%, 1/2/13	$3,311,208	$3,311,208

Total Time Deposit (Cost $3,311,208)		3,311,208

U.S. TREASURY OBLIGATIONS - 0.3%
United States Treasury Bills, 0.135%, 5/2/13^	500,000	499,773

Total U.S. Treasury Obligations (Cost $499,773)		499,773

TOTAL INVESTMENTS (Cost $159,948,080) - 100.2%		191,945,009
Other assets and liabilities, net - (0.2%)		(396,662)
NET ASSETS - 100%		$191,548,347

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 2,511,041 shares outstanding		$164,032,422
Class F: 35,204 shares outstanding		2,306,440
Undistributed net investment income		521,647
Accumulated net realized gain (loss)		(7,301,343)
Net unrealized appreciation (depreciation)		31,989,181

NET ASSETS		$191,548,347

NET ASSET VALUE PER SHARE
Class I (based on net assets of $188,871,571)		$75.22
Class F (based on net assets of $2,676,776)		$76.04

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
E-Mini S&P 400 Index^	38	3/13	$3,868,780	($7,748)

(b) This security was valued by the Board of Directors. See Note A.

^ Futures collateralized by $500,000 par value of U.S. Treasury Bills.

* Non-income producing security.

Abbreviations:
LLC: Limited Liability Corporation

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income	$3,212,155
Interest income	3,764
Total investment income	3,215,919

Expenses:
Investment advisory fee	566,896
Transfer agency fees and expenses	11,303
Administrative fees	188,965
Distribution Plan expenses:
Class F	4,555
Directors’ fees and expenses	34,953
Custodian fees	43,136
Reports to shareholders	64,295
Professional fees	52,732
Accounting fees	30,354
Miscellaneous	12,386
Total expenses	1,009,575
Reimbursement from Advisor:
Class F	(1,224)
Fees paid indirectly	(137)
Net expenses	1,008,214

NET INVESTMENT INCOME	2,207,705

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	7,940,775
Futures	655,696
8,596,471

Change in unrealized appreciation (depreciation) on:
Investments	19,255,584
Futures	(32,784)
19,222,800

NET REALIZED AND UNREALIZED GAIN (LOSS)	27,819,271

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$30,026,976

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$2,207,705	$1,587,728
Net realized gain (loss)	8,596,471	14,649,904
Change in unrealized appreciation (depreciation)	19,222,800	(22,304,554)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	30,026,976	(6,066,922)

Distributions to shareholders from:
Net investment income:
Class I shares	(1,754,230)	(1,286,039)
Class F shares	(15,568)	(6,770)
Net realized gain:
Class I shares	(4,579,609)	—
Class F shares	(64,080)	—
Total distributions	(6,413,487)	(1,292,809)

Capital share transactions:
Shares sold:
Class I shares	11,388,693	18,174,325
Class F shares	1,170,611	975,817
Shares issued from merger (See Note F):
Class I shares	—	19,913,400
Reinvestment of distributions:
Class I shares	6,333,839	1,286,039
Class F shares	79,648	6,769
Shares redeemed:
Class I shares	(30,769,083)	(31,330,918)
Class F shares	(529,292)	(406,810)
Total capital share transactions	(12,325,584)	8,618,622

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,287,905	1,258,891

NET ASSETS
Beginning of year	180,260,442	179,001,551
End of year (including undistributed net investment income of $521,647
and $351,488, respectively)	$191,548,347	$180,260,442

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	156,206	520,548
Class F shares	15,880	13,899
Reinvestment of distributions:
Class I shares	85,569	19,284
Class F shares	1,065	100
Shares issued from merger (See Note F):
Class I shares	—	259,610
Shares redeemed:
Class I shares	(420,680)	(450,060)
Class F shares	(7,068)	(5,817)
Total capital share activity	(169,028)	357,564

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspec-

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tive, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2012, securities valued at $10, or 0% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Equity securities**	$185,812,643	—	$10		$185,812,653
Exchange traded funds	2,321,375	—	—		2,321,375
U.S. government obligations	—	$499,773	—		499,773
Other debt obligations	—	3,311,208	—		3,311,208
TOTAL	$188,134,018	$3,810,981	$10	*	$191,945,009

Other financial instruments***	($7,748)	—	—		($7,748)

* Level 3 securities represent 0.0% of net assets.

** For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

***Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts

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markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counter-party credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Portfolio invested in E-Mini S&P 400 Index Futures. The volume of activity has varied throughout the year with a weighted average of 19 contracts and $1,628,610 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates

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new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of this pronouncement will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio’s average daily net assets. Under the terms of the agreement, $48,270 was payable at year end. In addition, $25,716 was payable at year end for operating expenses paid by the Advisor during December 2012.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense caps are .81% for Class F and .57% for Class I, respectively. (Prior to May 1, 2012, the expense caps were .79% and .55%, respectively.) For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $16,090 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Distribution plans, adopted by Class F shares, allow the Portfolio to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed 0.20% annually of average daily net assets of Class F. Under the terms of the agreement, $454 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $229 for the year ended December 31, 2012. Under the terms of the agreement, $19 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $18,026,178 and $29,994,611, respectively.

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CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-15	($6,028,554)
31-Dec-16	(4,284,740)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio’s use of capital loss carryforwards acquired from CVS Ameritas Mid-Cap Growth and CVP MidCap Value Portfolios may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$1,769,798	$1,292,809
Long term capital gains	4,643,689	—
Total	$6,413,487	$1,292,809

As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$43,826,794
Unrealized (depreciation)	(11,935,249)
Net unrealized appreciation/(depreciation)	$31,891,545
Undistributed ordinary income	$521,647
Undistributed long term capital gain	$3,109,587
Capital loss carryforward	($10,313,294)

Federal income tax cost of investments	$160,053,464

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, return of capital distributions, Section 1256 contracts, and capital loss limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts.

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Undistributed net investment income	($267,748)
Accumulated net realized gain (loss)	267,748

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2012.

For the year ended December 31, 2012, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$193	1.42%	$70,515	January 2012

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTE F — REORGANIZATION

On December 9, 2010, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Calvert VP Mid Cap Value Portfolio (“Mid Cap Value”) for shares of the acquiring portfolio, Calvert VP S&P MidCap 400 Index Portfolio (“S&P MidCap 400”) and the assumption of the liabilities of Mid Cap Value. Shareholders approved the Plan at a meeting on April 15, 2011 and the reorganization took place on April 29, 2011.

The acquisition was accomplished by a tax-free exchange of the following shares:

		ACQUIRING
MERGED PORTFOLIO	SHARES	PORTFOLIO	SHARES	VALUE
MID CAP VALUE	1,085,126	S&P MIDCAP 400, CLASS I	259,610	$19,913,400

For financial reporting purposes, assets received and shares issued by S&P MidCap 400 were recorded at fair value; however, the cost basis of the investments received from Mid Cap Value were carried forward to align ongoing reporting of S&P MidCap 400’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
	NET	APPRECIATION	ACQUIRING	NET
MERGED PORTFOLIO	ASSETS	(DEPRECIATION)	PORTFOLIO	ASSETS
MID CAP VALUE	$19,913,400	$5,195,860	S&P MIDCAP 400	$196,338,740

Assuming the acquisition had been completed on January 1, 2011, S&P MidCap 400’s results of operations for the year ended December 31, 2011 would have been as follows:

Net investment income	$1,573,736	(a)
Net realized and change in unrealized gain (loss) on investments	($5,856,432	) (b)
Net increase (decrease) in assets from operations	($4,282,696)

Because S&P MidCap 400 and Mid Cap Value sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Mid Cap Value that have been included in S&P MidCap 400’s Statement of Operations since April 29, 2011.

(a) $1,587,728 as reported, plus ($13,992) from Mid Cap Value pre-merger.

(b) ($7,654,650) as reported, plus $1,798,218 from Mid Cap Value pre-merger.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS I SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$66.38	$68.39	$54.66
Income from investment operations:
Net investment income	.86	.59	.59
Net realized and unrealized gain (loss)	10.58	(2.12)	13.61
Total from investment operations	11.44	(1.53)	14.20
Distributions from:
Net investment income	(.72)	(.48)	(.47)
Net realized gain	(1.88)	—	—
Total distributions	(2.60)	(.48)	(.47)
Total increase (decrease) in net asset value	8.84	(2.01)	13.73
Net asset value, ending	$75.22	$66.38	$68.39

Total return*	17.31%	(2.24%)	25.98%
Ratios to average net assets: A
Net investment income	1.17%	.85%	1.00%
Total expenses	.53%	.56%	.59%
Expenses before offsets	.53%	.55%	.55%
Net expenses	.53%	.55%	.55%
Portfolio turnover	10%	16%	17%
Net assets, ending (in thousands)	$188,872	$178,563	$177,819

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS I SHARES		2009	2008 (z)
Net asset value, beginning		$40.39	$70.69
Income from investment operations:
Net investment income		60.72
Net realized and unrealized gain (loss)		14.10	(24.89)
Total from investment operations		14.70	(24.17)
Distributions from:
Net investment income		(.43)	(1.26)
Net realized gain		—	(4.87)
Total distributions		(.43)	(6.13)
Total increase (decrease) in net asset value		14.27	(30.30)
Net asset value, ending		$54.66	$40.39

Total return*		36.38%	(36.63%)
Ratios to average net assets: A
Net investment income		1.25%	1.27%
Total expenses		.57%	.55%
Expenses before offsets		.55%	.55%
Net expenses		.55%	.55%
Portfolio turnover		16%	22%
Net assets, ending (in thousands)		$103,825	$84,665

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31
CLASS F SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$67.03	$69.00	$55.10
Income from investment operations:
Net investment income	.71	.44	.46
Net realized and unrealized gain (loss)	10.64	(2.14)	13.70
Total from investment operations	11.35	(1.70)	14.16
Distributions from:
Net investment income	(.46)	(.27)	(.26)
Net realized gain	(1.88)	—	—
Total distributions	(2.34)	(.27)	(.26)
Total increase (decrease) in net asset value	9.01	(1.97)	13.90
Net asset value, ending	$76.04	$67.03	$69.00

Total return*	16.99%	(2.47%)	25.70%
Ratios to average net assets: A
Net investment income	.95%	.63%	.77%
Total expenses	.86%	.93%	1.02%
Expenses before offsets	.80%	.79%	.79%
Net expenses	.80%	.79%	.79%
Portfolio turnover	10%	16%	17%
Net assets, ending (in thousands)	$2,677	$1,698	$1,183

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS F SHARES		2009	2008 (z)
Net asset value, beginning		$40.65	$70.66
Income from investment operations:
Net investment income		.43	.66
Net realized and unrealized gain (loss)		14.25	(24.90)
Total from investment operations		14.68	(24.24)
Distributions from:
Net investment income		(.23)	(.90)
Net realized gain		—	(4.87)
Total distributions		(.23)	(5.77)
Total increase (decrease) in net asset value		14.45	(30.01)
Net asset value, ending		$55.10	$40.65

Total return*		36.12%	(36.76%)
Ratios to average net assets: A
Net investment income		.98%	1.26%
Total expenses		1.90%	.79%
Expenses before offsets		.79%	.78%
Net expenses		.79%	.78%
Portfolio turnover		16%	22%
Net assets, ending (in thousands)		$523	$104

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

(z) Per share figures calculated using the Average Share Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and

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other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2012. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three-and five-year periods ended June 30, 2012. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its af-filiates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees.

Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets

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above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three and five-year periods ended June 30, 2012 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 37

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 38

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 77	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	16	None
ALICE GRESHAM BULLOCK AGE: 62	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None
M. CHARITO KRUVANT AGE: 67	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 66	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation
ARTHUR J. PUGH AGE: 75	Director	1982 CVS 2008 CVP	Retired executive.	16	•Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK AGE: 60*	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair through 4/29/12) • Griffin Realty Corp.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.

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*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 41

Calvert VP NASDAQ 100 Index Portfolio

Annual Report
December 31, 2012

Calvert INVESTMENTS

an Ameritas company

CALVERT VP NASDAQ 100 INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

PERFORMANCE

For the year ended December 31, 2012, Calvert VP Nasdaq 100 Index Portfolio returned 17.62% versus a return of 18.35% for the Nasdaq 100 Index. The under-performance was largely attributable to fees and operating expenses, which the Index does not have.

INVESTMENT CLIMATE

Equity markets earned positive returns in 2012, with large-cap, mid-cap, and small-cap stocks all providing similar returns. Aside from the month of May and the week after the presidential election, equity markets generally performed well throughout the year.

Optimism for a global economic recovery, continued strong corporate earnings, and continued strong Federal Reserve bond purchasing helped propel stocks higher. Domestic GDP continued to grow at a moderate pace and interest rates gave no sign of inflation fears in the market. Overall, a combination of factors made 2012 a good environment for the equity markets.

PORTFOLIO STRATEGY

As an index fund, the Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the Nasdaq 100 Index. In pursuit of this objective, the fund employs a passive management approach to replicate the Index.

At year end, the Index’s largest exposure was to Information Technology at 63.8%. Other significant weightings included Consumer Discretionary at 17.1% and Health Care at 11.8%. The lowest exposures were to the Materials and Telecommunication Services sectors at 0.5% and 1.1%, respectively.

The top-performing sectors were Consumer Discretionary, up 44.7% for the year, and Health Care, up 39.5%. The weakest performers included

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.12)
One year	17.62%
Five year	5.27%
Ten year	10.48%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert. com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.67%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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Telecommunication Services at 3.3%, Information Technology at 10.4%, and Materials at 12.6%.

During 2012, the Portfolio continued to meet its investment objective of closely tracking the total return of the Index. Market fluctuation, cash flows, and corporate actions may cause the Portfolio to hold a slightly different weighting than the Index. Since the Nasdaq 100 Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	16.2%
Consumer Staples	3.5%
Exchange Traded Funds	2.2%
Government	0.3%
Health Care	11.2%
Industrials	2.0%
Information Technology	60.5%
Materials	0.4%
Short-Term Investments	2.6%
Telecommunication Services	1.1%
Total	100%

OUTLOOK

In 2013, the primary caveats that temper the equities outlook are chronic U.S. government deficits, the government’s inability to function properly, and slow worldwide economic growth. Tax increases implemented on January 1 will shave a small amount from GDP growth. However, a failure in Washington to deal with the long-term issues relating to entitlements, government spending, and revenue generation could worsen the forecast materially this year and beyond.

While China appears to have engineered a soft landing, Europe still has considerable issues to deal with, which could negatively impact the United States. Sluggish growth could also hurt companies with a large amount of European exposure.

January 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Actual	$1,000.00	$1,021.88	$3.26

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.92	$3.26

* Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Nasdaq 100 Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Nasdaq 100 Index Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Nasdaq 100 Index Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 25, 2013

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STATEMENT OF NET ASSETS DECEMBER 31, 2012

EQUITY SECURITIES - 94.9%	SHARES	VALUE
Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc	3,221	$203,631
Expeditors International of Washington, Inc.	4,176	165,161
		368,792

Beverages - 0.3%
Monster Beverage Corp.*	3,424	181,061

Biotechnology - 7.2%
Alexion Pharmaceuticals, Inc.*	3,882	364,170
Amgen, Inc.	15,331	1,323,372
Biogen Idec, Inc.*	4,727	693,309
Celgene Corp.*	8,451	665,263
Gilead Sciences, Inc.*	15,137	1,111,813
Regeneron Pharmaceuticals, Inc.*	1,887	322,809
Vertex Pharmaceuticals, Inc.*	4,332	181,684
		4,662,420

Chemicals - 0.3%
Sigma-Aldrich Corp.	2,404	176,886

Commercial Services & Supplies - 0.2%
Stericycle, Inc.*	1,716	160,051

Communications Equipment - 6.7%
Cisco Systems, Inc.	106,069	2,084,256
F5 Networks, Inc.*	1,580	153,497
QUALCOMM, Inc.	34,044	2,111,409
		4,349,162

Computers & Peripherals - 17.4%
Apple, Inc.	18,794	10,017,766
Dell, Inc.	34,654	351,045
NetApp, Inc.*	7,158	240,151
SanDisk Corp.*	4,831	210,439
Seagate Technology plc	7,542	229,880
Western Digital Corp	4,866	206,756
		11,256,037

Food & Staples Retailing - 1.8%
Costco Wholesale Corp	8,639	853,274
Whole Foods Market, Inc.	3,707	338,560
		1,191,834

Food Products - 1.4%
Mondelez International, Inc	35,503	904,261

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Equipment & Supplies - 0.8%
DENTSPLY International, Inc.	2,883	$114,196
Intuitive Surgical, Inc.*	795	389,844
		504,040

Health Care Providers & Services - 1.9%
Catamaran Corp.*	4,098	193,057
Express Scripts Holding Co.*	16,311	880,794
Henry Schein, Inc.*	1,758	141,448
		1,215,299

Health Care Technology - 0.4%
Cerner Corp.*	3,428	266,150

Hotels, Restaurants & Leisure - 1.6%
Starbucks Corp.	14,856	796,579
Wynn Resorts Ltd	2,010	226,105
		1,022,684

Household Durables - 0.2%
Garmin Ltd	3,896	159,035

Internet & Catalog Retail - 5.0%
Amazon.com, Inc.*	9,050	2,272,817
Expedia, Inc.	2,439	149,877
Liberty Media Corp. - Interactive*	10,286	202,428
priceline.com, Inc.*	997	619,336
		3,244,458

Internet Software & Services - 10.9%
Akamai Technologies, Inc.*	3,546	145,067
Baidu, Inc. (ADR)*	5,478	549,389
eBay, Inc.*	25,852	1,318,969
Equinix, Inc.*	971	200,220
Facebook, Inc.*	21,966	584,955
Google, Inc.*	5,294	3,755,405
Yahoo!, Inc.*	23,628	470,197
		7,024,202

IT Services - 2.2%
Automatic Data Processing, Inc.	9,699	552,940
Cognizant Technology Solutions Corp.*	5,998	444,152
Fiserv, Inc.*	2,667	210,773
Paychex, Inc	7,262	226,139
		1,434,004

Leisure Equipment & Products - 0.4%
Mattel, Inc.	6,856	251,067

Life Sciences - Tools & Services - 0.3%
Life Technologies Corp.*	3,438	168,737

Machinery - 0.5%
PACCAR, Inc.	7,053	318,866

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Media - 7.1%
Comcast Corp	42,332	$1,582,370
DIRECTV*	12,070	605,431
Discovery Communications, Inc.*	2,896	183,838
Liberty Global, Inc.*	2,880	181,411
Liberty Media Corp. - Liberty Capital*	2,204	255,686
News Corp	30,887	788,854
Sirius XM Radio, Inc.	104,029	300,644
Viacom, Inc., Class B	9,011	475,240
Virgin Media, Inc.	5,363	197,091
		4,570,565

Metals & Mining - 0.2%
Randgold Resources Ltd. (ADR)	1,047	103,915

Multiline Retail - 0.4%
Dollar Tree, Inc.*	4,540	184,143
Sears Holdings Corp.*	2,165	89,544
		273,687

Pharmaceuticals - 0.6%
Mylan, Inc.*	8,142	223,742
Perrigo Co	1,876	195,160
		418,902

Professional Services - 0.3%
Verisk Analytics, Inc.*	3,332	169,932

Semiconductors & Semiconductor Equipment - 7.9%
Altera Corp.	6,405	220,588
Analog Devices, Inc.	6,021	253,243
Applied Materials, Inc	24,723	282,831
Avago Technologies Ltd	4,892	154,881
Broadcom Corp.*	10,229	339,705
Intel Corp.	99,387	2,050,354
KLA-Tencor Corp.	3,327	158,898
Linear Technology Corp.	4,623	158,569
Maxim Integrated Products, Inc	5,826	171,284
Microchip Technology, Inc	3,939	128,372
Micron Technology, Inc.*	20,329	129,089
NVIDIA Corp.	12,603	154,891
Texas Instruments, Inc	22,392	692,808
Xilinx, Inc.	5,213	187,147
		5,082,660

Software - 15.4%
Activision Blizzard, Inc.	22,230	236,083
Adobe Systems, Inc.*	9,891	372,693
Autodesk, Inc.*	4,486	158,580
BMC Software, Inc.*	3,096	122,787
CA, Inc.	9,176	201,688
Check Point Software Technologies Ltd.*	4,092	194,943
Citrix Systems, Inc.*	3,731	245,313
Intuit, Inc.	5,917	352,062
Microsoft Corp.	168,390	4,501,065

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Software - Cont’d
Nuance Communications, Inc.*	6,263	$139,790
Oracle Corp.	96,276	3,207,916
Symantec Corp.*	13,863	260,763
		9,993,683

Specialty Retail - 1.3%
Bed Bath & Beyond, Inc.*	4,579	256,012
O’Reilly Automotive, Inc.*	2,290	204,772
Ross Stores, Inc	4,474	242,267
Staples, Inc	13,463	153,478
		856,529

Textiles, Apparel & Luxury Goods - 0.2%
Fossil, Inc.*	1,200	111,720

Trading Companies & Distributors - 0.4%
Fastenal Co.	5,920	276,405

Wireless Telecommunication Services - 1.0%
SBA Communications Corp.*	2,525	179,326
Vodafone Group plc (ADR)	19,481	490,726
		670,052

Total Equity Securities (Cost $45,279,489)		61,387,096

EXCHANGE TRADED FUNDS - 2.2%
Powershares QQQ Trust, Series 1	22,100	1,438,931

Total Exchange Traded Funds (Cost $1,480,421)		1,438,931

	PRINCIPAL
TIME DEPOSIT - 2.6%	AMOUNT
State Street Bank Time Deposit, 0.12%, 1/2/13	$1,647,092	1,647,092

Total Time Deposit (Cost $1,647,092)		1,647,092

U.S. TREASURY OBLIGATIONS - 0.3%
United States Treasury Bills, 0.135%, 5/2/13^	200,000	199,909

Total U.S. Treasury Obligations (Cost $199,909)		199,909

TOTAL INVESTMENTS (Cost $48,606,911) - 100.0%		64,673,028
Other assets and liabilities, net - 0.0%		16,347
NET ASSETS - 100%		$64,689,375

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,986,186 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized	$48,333,337
Undistributed net investment income	118,121
Accumulated net realized gain (loss)	210,685
Net unrealized appreciation (depreciation)	16,027,232

NET ASSETS	$64,689,375

NET ASSET VALUE PER SHARE	$32.57

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
E-Mini NASDAQ 100 Index^	35	3/13	$1,858,675	($38,885)

^ Futures collateralized by $200,000 par value of U.S. Treasury Bills.

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $1,882)	$911,513
Interest income	2,849
Total investment income	914,362

Expenses:
Investment advisory fee	217,833
Transfer agency fees and expenses	5,276
Accounting fees	10,045
Directors’ fees and expenses	11,512
Administrative fees	62,238
Custodian fees	13,447
Reports to shareholders	32,030
Professional fees	22,422
Miscellaneous	16,318
Total expenses	391,121
Fees paid indirectly	(39)
Net expenses	391,082

NET INVESTMENT INCOME	523,280

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,635,991
Futures	256,877
1,892,868

Change in unrealized appreciation (depreciation) on:
Investments	7,161,614
Futures	(40,141)
7,121,473

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,014,341

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,537,621

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$523,280	$156,010
Net realized gain (loss)	1,892,868	11,048,709
Change in unrealized appreciation (depreciation)	7,121,473	(9,219,702)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	9,537,621	1,985,017

Distributions to shareholders from:
Net investment income	(440,448)	(154,259)
Net realized gain	(3,780,270)	(2,793,152)
Total distributions	(4,220,718)	(2,947,411)

Capital share transactions:
Shares sold	10,965,871	6,712,731
Reinvestment of distributions	4,220,718	2,947,411
Shares redeemed	(9,797,966)	(15,149,277)
Total capital share transactions	5,388,623	(5,489,135)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,705,526	(6,451,529)

NET ASSETS
Beginning of year	53,983,849	60,435,378
End of year (including undistributed net investment income
of $118,121 and $35,289, respectively)	$64,689,375	$53,983,849

CAPITAL SHARE ACTIVITY
Shares sold	317,110	213,319
Reinvestment of distributions	132,311	99,039
Shares redeemed	(282,998)	(476,590)
Total capital share activity	166,423	(164,232)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP NASDAQ 100 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price

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that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$61,387,096	—	—	$61,387,096
Exchange traded funds	1,438,931	—	—	1,438,931
U.S. government obligations	—	$199,909	—	199,909
Other debt obligations	—	1,647,092	—	1,647,092
TOTAL	$62,826,027	$1,847,001	—	$64,673,028

Other financial instruments**	($38,885)	—	—	($38,885)

*For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

**Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for finan-cial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade,

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through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Portfolio invested in E-Mini NASDAQ 100 Index Futures. The volume of activity has varied throughout the year with a weighted average of 9 contracts and $120,340 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of this pronouncement will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio’s average daily net assets. Under the terms of the agreement, $18,927 was payable at year end. In addition, $14,984 was payable at year end for operating expenses paid by the Advisor during December 2012.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is .69% (.67% prior to May 1, 2012). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $5,408 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $72 for the year ended December 31, 2012. Under terms of the agreement, $6 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

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NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $11,576,246 and $10,362,629, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$587,107	$154,259
Long term capital gains	3,633,611	2,793,152
Total	$4,220,718	$2,947,411

As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$16,837,983
Unrealized (depreciation)	(984,820)
Net unrealized appreciation/(depreciation)	$15,853,163
Undistributed ordinary income	$232,190
Undistributed long term capital gain	$270,685

Federal income tax cost of investments	$48,819,865

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and Section 1256 contracts.

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2012.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2012	2011	2010
Net asset value, beginning	$29.67	$30.46	$25.51
Income from investment operations:
Net investment income	.28	.09	.06
Net realized and unrealized gain (loss)	4.90	.83	4.94
Total from investment operations	5.18	.92	5.00
Distributions from:
Net investment income	(.24)	(.09)	(.05)
Net realized gain	(2.04)	(1.62)	—
Total distributions	(2.28)	(1.71)	(.05)
Total increase (decrease) in net asset value	2.90	(.79)	4.95
Net asset value, ending	$32.57	$29.67	$30.46

Total return*	17.62%	3.02%	19.61%
Ratios to average net assets: A
Net investment income	.84%	.27%	.33%
Total expenses	.63%	.67%	.68%
Expenses before offsets	.63%	.65%	.65%
Net expenses	.63%	.65%	.65%
Portfolio turnover	17%	23%	26%
Net assets, ending (in thousands)	$64,689	$53,984	$60,435

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2009	2008
Net asset value, beginning		$16.63	$28.64
Income from investment operations:
Net investment income		.02	.03
Net realized and unrealized gain (loss)		8.88	(12.01)
Total from investment operations		8.90	(11.98)
Distributions from:
Net investment income		(.02)	(.03)
Total distributions		(.02)	(.03)
Total increase (decrease) in net asset value		8.88	(12.01)
Net asset value, ending		$25.51	$16.63

Total return*		53.51%	(41.81%)
Ratios to average net assets: A
Net investment income		.09%	.06%
Total expenses		.74%	.80%
Expenses before offsets		.65%	.65%
Net expenses		.65%	.65%
Portfolio turnover		10%	12%
Net assets, ending (in thousands)		$25,637	$17,189

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affili-ates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that

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the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-, three- and five-year periods ended June 30, 2012. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2012. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer universe and that total expenses (net of expense reimbursements) were below the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

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The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2012 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 29

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 77	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	16	None
ALICE GRESHAM BULLOCK AGE: 62	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None
M. CHARITO KRUVANT AGE: 67	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 66	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation
ARTHUR J. PUGH AGE: 75	Director	1982 CVS 2008 CVP	Retired executive.	16	•Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK AGE: 60*	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair through 4/29/12) • Griffin Realty Corp.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.

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*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 32

Calvert VP Russell 2000 Small Cap Index Portfolio

Annual Report
December 31, 2012

Calvert INVESTMENTS

an Ameritas. company

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

PERFORMANCE

For the year ended December 31, 2012, Calvert VP Russell 2000 Small Cap Index Portfolio (Class I) returned 15.50% compared with 16.35% for the Russell 2000 Index. The under-performance was largely attributable to fees and operating expenses, which the Index does not have.

INVESTMENT CLIMATE

Equity markets earned positive returns in 2012, with large-cap, mid-cap, and small-cap stocks all providing similar returns. Aside from the month of May and the week after the presidential election, equity markets generally performed well throughout the year.

Optimism for a global economic recovery, continued strong corporate earnings, and continued strong Federal Reserve bond purchasing helped propel stocks higher. Domestic GDP growth continued at a moderate pace and interest rates gave no sign of inflation fears in the market. Overall, a combination of factors made 2012 a good environment for the equity markets.

PORTFOLIO STRATEGY

As an index fund, the Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the Russell 2000 Index. In pursuit of this objective, the fund employs a passive management approach to replicate the Index.

At year end, the Index’s largest exposures were to the Financials and Consumer Discretionary sectors at 23.5% and 15.1%, respectively. Other significant weightings included Materials and Information Technology. The lowest exposures were to the Consumer Staples and Utilities sectors.

	AVERAGE ANNUAL TOTAL RETURN
	(period ended 12.31.12)

	Class I	Class F
One year	15.50%	15.23%
Five year	2.91%	2.71%
Ten year	9.04%	8.83%*

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for Class I shares is 0.79%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

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The top performers were Materials, rising 28.2%, Consumer Discretionary, up 24.2%, and Financial Services, up 21.8%. The weakest performers included Energy and Utilities, returning -3.1% and 6.1%, respectively.

During 2012, the Portfolio continued to meet its investment objective of closely tracking the total return of the Index. Market fluctuation, cash flows, and corporate actions may cause the Portfolio to hold a slightly different weighting than the Index. Since the Russell 2000 Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	13.1%
Consumer Staples	3.3%
Energy	5.6%
Exchange Traded Funds	3.7%
Financials	21.0%
Government	0.3%
Health Care	11.1%
Industrials	15.1%
Information Technology	14.6%
Materials	4.9%
Short-Term Investments	3.5%
Telecommunication Services	0.6%
Utilities	3.2%
Total	100%

OUTLOOK

In 2013, the primary caveats that temper the equities outlook are chronic U.S. government deficits, the government’s inability to function properly, and slow worldwide economic growth. Tax increases implemented on January 1 will shave a small amount from GDP growth. However, a failure in Washington to deal with the long-term issues relating to entitlements, government spending, and revenue generation could worsen the forecast materially this year and beyond.

While China appears to have engineered a soft landing, Europe still has considerable issues to deal with, which could negatively impact the United States. Sluggish growth could also hurt companies with a large amount of European exposure.

January 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Class I
Actual	$1,000.00	$1,067.98	$3.92

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.35	$3.83

Class F
Actual	$1,000.00	$1,066.90	$4.92

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.37	$4.81

* Expenses are equal to the Fund’s annualized expense ratio of 0.75% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Russell 2000 Small Cap Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Russell 2000 Small Cap Index Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Russell 2000 Small Cap Index Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 25, 2013

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STATEMENT OF NET ASSETS DECEMBER 31, 2012

EQUITY SECURITIES - 92.2%	SHARES	VALUE
Aerospace & Defense - 1.5%
AAR Corp	3,414	$63,773
Aerovironment, Inc.*	1,447	31,458
American Science & Engineering, Inc	788	51,385
API Technologies Corp.*	2,912	8,561
Astronics Corp.*	970	22,194
CPI Aerostructures, Inc.*	507	5,075
Cubic Corp.	1,378	66,103
Curtiss-Wright Corp	4,224	138,674
DigitalGlobe, Inc.*	3,256	79,577
Esterline Technologies Corp.*	2,760	175,564
GenCorp, Inc.*	5,118	46,830
GeoEye, Inc.*	1,360	41,793
HEICO Corp.	4,743	212,297
Hexcel Corp.*	8,966	241,723
Keyw Holding Corp.*	2,211	28,058
Kratos Defense & Security Solutions, Inc.*	3,130	15,744
LMI Aerospace, Inc.*	916	17,715
Moog, Inc.*	3,982	163,381
National Presto Industries, Inc	420	29,022
Orbital Sciences Corp.*	5,042	69,428
SIFCO Industries, Inc	226	3,559
Sypris Solutions, Inc.	953	3,774
Taser International, Inc.*	5,000	44,700
Teledyne Technologies, Inc.*	3,309	215,317
		1,775,705

Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc.*	4,743	19,020
Atlas Air Worldwide Holdings, Inc.*	2,379	105,414
Echo Global Logistics, Inc.*	1,329	23,882
Forward Air Corp.	2,539	88,890
HUB Group, Inc.*	3,340	112,224
Pacer International, Inc.*	3,629	14,153
Park-Ohio Holdings Corp.*	726	15,471
XPO Logistics, Inc.*	1,587	27,582
		406,636

Airlines - 0.7%
Alaska Air Group, Inc.*	6,402	275,862
Allegiant Travel Co.	1,330	97,635
Hawaiian Holdings, Inc.*	4,528	29,749
JetBlue Airways Corp.*	20,251	115,633
Republic Airways Holdings, Inc.*	4,602	26,140
Skywest, Inc.	4,346	54,151
Spirit Airlines, Inc.*	3,745	66,362
US Airways Group, Inc.*	14,616	197,316
		862,848

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Auto Components - 0.8%
American Axle & Manufacturing Holdings, Inc.*	6,004	$67,245
Cooper Tire & Rubber Co.	5,611	142,295
Dana Holding Corp	13,297	207,566
Dorman Products, Inc.	2,205	77,925
Drew Industries, Inc.	1,669	53,825
Exide Technologies*	6,612	22,613
Federal-Mogul Corp.*	1,665	13,353
Fuel Systems Solutions, Inc.*	1,481	21,771
Gentherm, Inc.*	2,493	33,157
Modine Manufacturing Co.*	4,047	32,902
Shiloh Industries, Inc.	483	4,975
Spartan Motors, Inc.	3,414	16,831
Standard Motor Products, Inc	1,820	40,441
Stoneridge, Inc.*	2,174	11,131
Superior Industries International, Inc.	2,023	41,269
Tenneco, Inc.*	5,465	191,876
Tower International, Inc.*	681	5,482
		984,657

Automobiles - 0.0%
Winnebago Industries, Inc.*	2,545	43,596

Beverages - 0.1%
Central European Distribution Corp.*	5,976	12,968
Coca Cola Bottling Co. Consolidated	436	28,994
Craft Brew Alliance, Inc.*	855	5,540
National Beverage Corp.	1,154	16,837
The Boston Beer Company, Inc.*	675	90,754
		155,093

Biotechnology - 3.4%
Achillion Pharmaceuticals, Inc.*	5,291	42,434
Acorda Therapeutics, Inc.*	3,610	89,745
Aegerion Pharmaceuticals, Inc.*	2,223	56,442
Affymax, Inc.*	3,224	61,256
Agenus, Inc.*	2,052	8,413
Alkermes plc*	11,023	204,146
Allos Therapeutics, Inc. - Contingent Value Rights (b)*	8,161	—
Alnylam Pharmaceuticals, Inc.*	4,121	75,208
AMAG Pharmaceuticals, Inc.*	1,838	27,037
Amicus Therapeutics, Inc.*	2,714	7,274
Anacor Pharmaceuticals, Inc.*	1,231	6,401
Arena Pharmaceuticals, Inc.*	19,304	174,122
Arqule, Inc.*	5,260	14,675
Array Biopharma, Inc.*	10,324	38,405
Astex Pharmaceuticals, Inc.*	8,384	24,397
AVEO Pharmaceuticals, Inc.*	3,503	28,199
BioCryst Pharmaceuticals, Inc.*	4,427	6,286
Biospecifics Technologies Corp.*	285	4,261
Biotime, Inc.*	1,975	6,202
Celldex Therapeutics, Inc.*	4,749	31,866
Cepheid, Inc.*	5,907	199,716

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Biotechnology - Cont’d
ChemoCentryx, Inc.*	476	$5,207
Clovis Oncology, Inc.*	1,230	19,680
Codexis, Inc.*	2,017	4,458
Coronado Biosciences, Inc.*	1,219	5,498
Cubist Pharmaceuticals, Inc.*	5,703	239,868
Curis, Inc.*	6,491	22,264
Cytori Therapeutics, Inc.*	4,706	13,271
Dendreon Corp.*	13,865	73,207
Discovery Laboratories, Inc.*	3,905	8,240
Durata Therapeutics, Inc.*	750	5,730
Dyax Corp.*	9,064	31,543
Dynavax Technologies Corp.*	15,554	44,484
Emergent Biosolutions, Inc.*	2,331	37,389
Enzon Pharmaceuticals, Inc.	3,403	15,075
Exact Sciences Corp.*	5,655	59,886
Exelixis, Inc.*	16,302	74,500
Genomic Health, Inc.*	1,445	39,391
Geron Corp.*	10,723	15,119
GTx, Inc.*	1,483	6,229
Halozyme Therapeutics, Inc.*	8,079	54,210
Idenix Pharmaceuticals, Inc.*	7,999	38,795
ImmunoCellular Therapeutics Ltd.*	3,584	6,881
Immunogen, Inc.*	7,409	94,465
Immunomedics, Inc.*	6,814	19,897
Infinity Pharmaceuticals, Inc.*	2,514	87,990
Intercept Pharmaceuticals, Inc.*	419	14,347
InterMune, Inc.*	5,888	57,055
Ironwood Pharmaceuticals, Inc.*	6,767	75,046
Isis Pharmaceuticals, Inc.*	9,020	94,349
Keryx Biopharmaceuticals, Inc.*	4,735	12,406
KYTHERA Biopharmaceuticals, Inc.*	449	13,623
Lexicon Pharmaceuticals, Inc.*	17,874	39,680
Ligand Pharmaceuticals, Inc., Class B*	1,684	34,926
MannKind Corp.*	10,154	23,456
Maxygen, Inc.	2,883	7,092
Merrimack Pharmaceuticals, Inc.*	1,369	8,337
Momenta Pharmaceuticals, Inc.*	4,217	49,676
Neurocrine Biosciences, Inc.*	5,970	44,656
NewLink Genetics Corp.*	1,141	14,263
Novavax, Inc.*	10,291	19,450
NPS Pharmaceuticals, Inc.*	7,757	70,589
OncoGenex Pharmaceutical, Inc.*	1,309	17,174
Oncothyreon, Inc.*	5,144	9,876
Opko Health, Inc.*	9,218	44,339
Orexigen Therapeutics, Inc.*	6,466	34,076
Osiris Therapeutics, Inc.*	1,745	15,670
PDL BioPharma, Inc.	12,211	86,088
Pharmacyclics, Inc.*	4,899	283,652
Progenics Pharmaceuticals, Inc.*	2,933	8,740
Raptor Pharmaceutical Corp.*	3,949	23,102
Regulus Therapeutics, Inc.*	1,151	7,251
Repligen Corp.*	2,777	17,467

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 10

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Biotechnology - Cont’d
Rigel Pharmaceuticals, Inc.*	7,590	$49,335
Sangamo Biosciences, Inc.*	4,682	28,139
Seattle Genetics, Inc.*	8,558	198,546
SIGA Technologies, Inc.*	2,826	7,404
Spectrum Pharmaceuticals, Inc.	5,050	56,509
Sunesis Pharmaceuticals, Inc.*	2,400	10,080
Synageva BioPharma Corp.*	927	42,911
Synergy Pharmaceuticals, Inc.*	3,700	19,462
Synta Pharmaceuticals Corp.*	3,342	30,145
Targacept, Inc.*	2,414	10,573
TESARO, Inc.*	400	6,780
Theravance, Inc.*	5,462	121,639
Threshold Pharmaceuticals, Inc.*	4,048	17,042
Trius Therapeutics, Inc.*	2,239	10,702
Vanda Pharmaceuticals, Inc.*	2,587	9,572
Verastem, Inc.*	541	4,755
Vical, Inc.*	7,213	20,990
XOMA Corp.*	6,130	14,681
ZIOPHARM Oncology, Inc.*	5,687	23,658
		3,939,071

Building Products - 0.9%
A.O. Smith Corp.	3,506	221,123
AAON, Inc.	1,579	32,954
Ameresco, Inc.*	1,452	14,244
American Woodmark Corp.*	938	26,095
Apogee Enterprises, Inc	2,456	58,870
Builders FirstSource, Inc.*	4,708	26,271
Gibraltar Industries, Inc.*	2,647	42,140
Griffon Corp	3,918	44,900
Insteel Industries, Inc	1,631	20,355
NCI Building Systems, Inc.*	1,877	26,090
Nortek, Inc.*	698	46,243
Patrick Industries, Inc.*	357	5,555
PGT, Inc.*	1,759	7,916
Quanex Building Products Corp	3,310	67,557
Simpson Manufacturing Co., Inc	3,602	118,110
Trex Co., Inc.*	1,354	50,409
Universal Forest Products, Inc.	1,697	64,554
USG Corp.*	6,671	187,255
		1,060,641

Capital Markets - 2.3%
Apollo Investment Corp	18,268	152,720
Arlington Asset Investment Corp.	975	20,251
Artio Global Investors, Inc	2,429	4,615
BGC Partners, Inc.	8,863	30,666
BlackRock Kelso Capital Corp	6,249	62,865
Calamos Asset Management, Inc	1,559	16,479
Capital Southwest Corp.	264	26,302
CIFC Corp.*	974	7,792
Cohen & Steers, Inc.	1,662	50,641

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Capital Markets - Cont’d
Cowen Group, Inc.*	6,639	$16,266
Diamond Hill Investment Group, Inc.	250	16,965
Duff & Phelps Corp.	2,807	43,845
Epoch Holding Corp.	1,435	40,038
Evercore Partners, Inc.	2,575	77,739
FBR & Co.*	3,300	12,771
Fidus Investment Corp.	849	13,966
Fifth Street Finance Corp.	9,348	97,406
Financial Engines, Inc.*	4,171	115,745
FXCM, Inc.	2,092	21,066
GAMCO Investors, Inc.	612	32,479
GFI Group, Inc.	5,807	18,815
Gladstone Capital Corp.	2,184	17,821
Gladstone Investment Corp.	2,292	15,952
Golub Capital BDC, Inc	1,288	20,582
Greenhill & Co., Inc	2,617	136,058
GSV Capital Corp.*	1,740	14,668
Harris & Harris Group, Inc.*	3,204	10,573
Hercules Technology Growth Capital, Inc	4,476	49,818
HFF, Inc	2,937	43,761
Horizon Technology Finance Corp	563	8,383
ICG Group, Inc.*	3,171	36,245
Intl. FCStone, Inc.*	1,181	20,561
Investment Technology Group, Inc.*	3,390	30,510
JMP Group, Inc	1,155	7,011
KBW, Inc.	3,103	47,476
KCAP Financial, Inc.	1,571	14,437
Knight Capital Group, Inc.*	16,143	56,662
Ladenburg Thalmann Financial Services, Inc.*	8,462	11,847
Main Street Capital Corp	2,718	82,926
Manning & Napier, Inc	1,043	13,142
MCG Capital Corp	6,694	30,792
Medallion Financial Corp.	1,611	18,913
Medley Capital Corp.	2,543	37,026
MVC Capital, Inc	2,126	25,831
New Mountain Finance Corp.	1,461	21,769
NGP Capital Resources Co	2,245	16,209
OFS Capital Corp.*	592	8,104
Oppenheimer Holdings, Inc.	932	16,096
PennantPark Investment Corp.	5,831	64,112
Piper Jaffray Co.’s*	1,472	47,295
Prospect Capital Corp	16,963	184,388
Pzena Investment Management, Inc.	491	2,651
Safeguard Scientifics, Inc.*	1,902	28,056
Solar Capital Ltd	3,296	78,807
Solar Senior Capital Ltd	800	14,928
Stellus Capital Investment Corp.	711	11,646
Stifel Financial Corp.*	4,835	154,575
SWS Group, Inc.*	2,652	14,029
TCP Capital Corp.	518	7,635

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 12

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Capital Markets - Cont’d
THL Credit, Inc.	1,336	$19,759
TICC Capital Corp.	3,399	34,398
Triangle Capital Corp.	2,291	58,398
Virtus Investment Partners, Inc.*	559	67,605
Walter Investment Management Corp.*	3,180	136,804
Westwood Holdings Group, Inc.	603	24,663
WisdomTree Investments, Inc.*	5,274	32,277
		2,674,631

Chemicals - 2.0%
ADA-ES, Inc.*	811	13,690
American Vanguard Corp.	2,506	77,861
Arabian American Development Co.*	1,798	14,941
Balchem Corp.	2,635	95,914
Calgon Carbon Corp.*	4,914	69,680
Chase Corp.	526	9,784
Chemtura Corp.*	8,884	188,874
Ferro Corp.*	7,534	31,492
Flotek Industries, Inc.*	4,103	50,057
FutureFuel Corp.	1,534	18,163
Georgia Gulf Corp	2,950	121,776
GSE Holding, Inc.*	707	4,383
H.B. Fuller Co	4,492	156,411
Hawkins, Inc	759	29,328
Innophos Holdings, Inc.	1,962	91,233
Innospec, Inc.	1,948	67,187
KMG Chemicals, Inc	568	9,980
Koppers Holdings, Inc.	1,798	68,594
Kraton Performance Polymers, Inc.*	2,903	69,759
Landec Corp.*	2,742	26,022
LSB Industries, Inc.*	1,588	56,247
Minerals Technologies, Inc.	3,196	127,584
Olin Corp.	7,212	155,707
OM Group, Inc.*	2,917	64,757
Omnova Solutions, Inc.*	3,910	27,409
PolyOne Corp	8,067	164,728
Quaker Chemical Corp	1,166	62,801
Schulman A, Inc.	2,755	79,702
Sensient Technologies Corp	4,390	156,108
Spartech Corp.*	3,208	29,097
Stepan Co.	1,512	83,976
Tredegar Corp.	2,145	43,801
Zep, Inc.	1,900	27,436
Zoltek Co.’s, Inc.*	2,577	19,972
		2,314,454

Commercial Banks - 6.0%
1st Source Corp.	1,417	31,302
1st United Bancorp, Inc	2,033	12,706
Access National Corp	665	8,645
Alliance Financial Corp	484	21,059
American National Bankshares, Inc.	705	14,234

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 13

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Banks - Cont’d
Ameris Bancorp*	2,453	$30,638
Ames National Corp.	756	16,556
Arrow Financial Corp.	947	23,628
Bancfirst Corp	651	27,576
Banco Latinoamericano de Exportaciones SA	2,403	51,809
Bancorp, Inc.*	2,605	28,577
BancorpSouth, Inc.	8,503	123,634
Bank of Kentucky Financial Corp	473	11,697
Bank of Marin Bancorp	545	20,416
Bank of the Ozarks, Inc.	2,630	88,026
Banner Corp.	1,639	50,366
Bar Harbor Bankshares	350	11,777
BBCN Bancorp, Inc.	6,810	78,792
Berkshire Bancorp, Inc	385	3,157
Boston Private Financial Holdings, Inc	6,538	58,907
Bridge Bancorp, Inc.	653	13,282
Bridge Capital Holdings*	752	11,701
Bryn Mawr Bank Corp.	1,004	22,359
BSB Bancorp, Inc.*	738	9,026
C&F Financial Corp	289	11,254
Camden National Corp.	710	24,119
Capital Bank Financial Corp.*	852	14,544
Capital City Bank Group, Inc.*	1,232	14,008
Cardinal Financial Corp	2,513	40,886
Cascade Bancorp*	500	3,130
Cathay General Bancorp	7,087	138,196
Center Bancorp, Inc	993	11,499
Centerstate Banks of Florida, Inc.	2,552	21,769
Central Pacific Financial Corp.*	1,947	30,354
Century Bancorp, Inc.	277	9,127
Chemical Financial Corp.	2,475	58,806
Citizens & Northern Corp	1,125	21,262
Citizens Republic Bancorp, Inc.*	3,605	68,387
City Holding Co	1,381	48,128
CNB Financial Corp	1,282	20,999
CoBiz Financial, Inc.	2,995	22,373
Columbia Banking System, Inc	3,437	61,660
Community Bank System, Inc.	3,552	97,183
Community Trust Bancorp, Inc.	1,197	39,238
Crescent Financial Bancshares, Inc.*	245	1,125
CVB Financial Corp.	7,857	81,713
Eagle Bancorp, Inc.*	1,706	34,069
Enterprise Bancorp, Inc.	478	7,897
Enterprise Financial Services Corp.	1,378	18,010
Farmers National Banc Corp.	1,693	10,497
Fidelity Southern Corp.*	868	8,289
Financial Institutions, Inc.	1,134	21,126
First BanCorp*	6,329	28,987
First Bancorp (North Carolina)	1,553	19,909
First Bancorp, Inc. (Maine)	691	11,381
First Busey Corp.	6,352	29,537

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 14

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Banks - Cont’d
First California Financial Group, Inc.*	2,021	$15,602
First Commonwealth Financial Corp	9,166	62,512
First Community Bancshares, Inc.	1,464	23,380
First Connecticut Bancorp Inc	1,473	20,254
First Financial Bancorp	5,061	73,992
First Financial Bankshares, Inc	2,725	106,302
First Financial Corp.	966	29,212
First Interstate Bancsystem, Inc	1,462	22,559
First Merchants Corp	2,368	35,141
First Midwest Bancorp, Inc	6,478	81,105
First of Long Island Corp	601	17,020
FirstMerit Corp	9,873	140,098
FNB Corp	12,565	133,440
FNB United Corp.*	901	10,452
German American Bancorp, Inc.	1,152	25,021
Glacier Bancorp, Inc.	6,291	92,541
Great Southern Bancorp, Inc.	940	23,923
Guaranty Bancorp*	6,857	13,371
Hancock Holding Co.	6,869	218,022
Hanmi Financial Corp.*	2,835	38,528
Heartland Financial USA, Inc	1,357	35,486
Heritage Commerce Corp.*	1,714	11,964
Heritage Financial Corp	1,400	20,566
Heritage Oaks Bancorp*	1,809	10,492
Home Bancshares, Inc.	1,923	63,497
HomeTrust Bancshares, Inc.*	1,850	24,993
Horizon Bancorp	505	9,923
Hudson Valley Holding Corp	1,336	20,802
IBERIABANK Corp.	2,658	130,561
Independent Bank Corp.	1,853	53,644
International Bancshares Corp.	4,652	83,969
Investors Bancorp, Inc.	4,201	74,694
Lakeland Bancorp, Inc.	2,350	23,923
Lakeland Financial Corp.	1,410	36,434
MainSource Financial Group, Inc	2,090	26,480
MB Financial, Inc.	4,923	97,229
Mercantile Bank Corp.	775	12,787
Merchants Bancshares, Inc.	377	10,092
Metro Bancorp, Inc.*	1,253	16,565
MetroCorp Bancshares, Inc.*	1,423	15,639
Middleburg Financial Corp	483	8,530
Midsouth Bancorp, Inc.	777	12,704
MidWestOne Financial Group, Inc.	611	12,532
National Bank Holdings Corp.	642	12,192
National Bankshares, Inc.	719	23,288
National Penn Bancshares, Inc.:
Common Stock	11,112	103,564
Fractional Shares (b)*	25,000	5
NBT Bancorp, Inc.	3,011	61,033
Northrim BanCorp, Inc	582	13,182
Old National Bancorp	9,012	106,972
OmniAmerican Bancorp, Inc.*	1,008	23,315

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 15

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Banks - Cont’d
Oriental Financial Group, Inc	4,052	$54,094
Pacific Continental Corp.	1,909	18,575
Pacific Mercantile Bancorp*	960	6,038
PacWest Bancorp	2,682	66,460
Park National Corp	1,021	65,987
Park Sterling Corp.*	3,952	20,669
Peapack Gladstone Financial Corp	799	11,250
Penns Woods Bancorp, Inc	303	11,335
Peoples Bancorp, Inc	1,091	22,289
Pinnacle Financial Partners, Inc.*	2,915	54,919
Preferred Bank*	1,057	15,009
PrivateBancorp, Inc	5,437	83,295
Prosperity Bancshares, Inc	4,272	179,424
Renasant Corp.	2,202	42,146
Republic Bancorp, Inc.	1,015	21,447
S&T Bancorp, Inc.	2,603	47,036
Sandy Spring Bancorp, Inc.	2,099	40,763
SCBT Financial Corp.	1,473	59,185
Seacoast Banking Corp. of Florida*	5,956	9,589
Sierra Bancorp	987	11,281
Simmons First National Corp	1,504	38,141
Southside Bancshares, Inc.	1,523	32,074
Southwest Bancorp, Inc.*	2,012	22,534
State Bank Financial Corp.	2,598	41,256
StellarOne Corp	2,371	33,526
Sterling BanCorp.	2,786	25,380
Sterling Financial Corp.	2,204	46,020
Suffolk Bancorp*	896	11,738
Sun Bancorp, Inc.*	3,090	10,939
Susquehanna Bancshares, Inc.	16,914	177,259
SY Bancorp, Inc.	1,229	27,554
Taylor Capital Group, Inc.*	1,466	26,461
Texas Capital Bancshares, Inc.*	3,566	159,828
Tompkins Financial Corp.	986	39,085
TowneBank	2,117	32,792
TriCo Bancshares	1,295	21,691
Trustmark Corp	5,831	130,964
UMB Financial Corp.	2,907	127,443
Umpqua Holdings Corp.	10,053	118,525
Union First Market Bankshares Corp.	1,561	24,617
United Bankshares, Inc.	4,527	110,097
United Community Banks, Inc.*	3,656	34,440
Univest Corp. of Pennsylvania	1,722	29,446
Virginia Commerce Bancorp, Inc.*	2,414	21,605
Washington Banking Co	1,588	21,629
Washington Trust Bancorp, Inc	1,232	32,414
Webster Financial Corp.	6,495	133,472
WesBanco, Inc.	2,265	50,328
West Bancorporation, Inc.	1,387	14,952
West Coast Bancorp	1,739	38,519
Westamerica Bancorporation	2,509	106,858
Western Alliance Bancorp*	6,105	64,286

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 16

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Banks - Cont’d
Wilshire Bancorp, Inc.*	5,565	$32,667
Wintrust Financial Corp.	3,270	120,009
		6,938,204

Commercial Services & Supplies - 2.2%
ABM Industries, Inc.	4,838	96,518
ACCO Brands Corp.*	10,173	74,670
Acorn Energy, Inc.	1,611	12,582
ARC Document Solutions, Inc.*	3,218	8,238
AT Cross Co.*	787	8,484
Casella Waste Systems, Inc.*	2,315	10,140
Ceco Environmental Corp.	646	6,428
Cenveo, Inc.*	4,813	12,995
Compx International, Inc.	107	1,490
Consolidated Graphics, Inc.*	814	28,425
Courier Corp.	1,060	11,660
Deluxe Corp.	4,591	148,014
EnergySolutions, Inc.*	7,742	24,155
EnerNOC, Inc.*	2,044	24,017
Ennis, Inc	2,271	35,132
G&K Services, Inc.	1,608	54,913
Healthcare Services Group, Inc.	6,046	140,449
Heritage-Crystal Clean, Inc.*	692	10,387
Herman Miller, Inc	5,252	112,498
HNI Corp	4,100	123,246
Innerworkings, Inc.*	2,859	39,397
Interface, Inc	5,274	84,806
Intersections, Inc	755	7,157
Kimball International, Inc., Class B	3,252	37,756
Knoll, Inc	4,116	63,222
Mcgrath RentCorp	2,093	60,739
Metalico, Inc.*	3,896	7,636
Mine Safety Appliances Co.	2,485	106,134
Mobile Mini, Inc.*	3,442	71,697
Multi-Color Corp.	1,079	25,885
NL Industries, Inc	532	6,091
Performant Financial Corp.*	780	7,878
Quad/Graphics, Inc.	2,074	42,289
Schawk, Inc	1,200	15,792
Standard Parking Corp.*	1,439	31,644
Steelcase, Inc.	6,700	85,358
Swisher Hygiene, Inc.*	10,142	17,748
SYKES Enterprises, Inc.*	3,603	54,838
Team, Inc.*	1,759	66,912
Tetra Tech, Inc.*	5,711	151,056
The Brink’s Co.	4,255	121,395
The GEO Group, Inc.:
Common Stock	6,153	173,515
Escrow (b)*	100,000	11
TMS International Corp.*	1,058	13,246

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 17

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Services & Supplies - Cont’d
TRC Co.’s, Inc.*	1,457	$8,480
Unifirst Corp.	1,234	90,477
United Stationers, Inc.	3,611	111,905
US Ecology, Inc.	1,699	39,994
Viad Corp.	1,798	48,834
		2,536,333

Communications Equipment - 1.9%
Adtran, Inc	5,737	112,101
Ambient Corp.*	244	734
Anaren, Inc.*	1,364	26,530
Arris Group, Inc.*	10,171	151,955
Aruba Networks, Inc.*	10,068	208,911
Aviat Networks, Inc.*	5,538	18,220
Aware, Inc	1,033	5,661
Bel Fuse, Inc., Class B	968	18,924
Black Box Corp	1,535	37,362
CalAmp Corp.*	2,585	21,507
Calix, Inc.*	3,092	23,777
Ciena Corp.*	8,928	140,170
Comtech Telecommunications Corp.	1,726	43,806
Digi International, Inc.*	2,313	21,904
Emulex Corp.*	7,599	55,473
Extreme Networks*	9,344	34,012
Finisar Corp.*	8,219	133,970
Globecomm Systems, Inc.*	1,885	21,301
Harmonic, Inc.*	9,805	49,711
Infinera Corp.*	9,879	57,397
InterDigital, Inc.	3,641	149,645
Ixia*	3,797	64,473
KVH Industries, Inc.*	1,491	20,844
Loral Space & Communications, Inc.	946	51,708
Netgear, Inc.*	3,420	134,816
Numerex Corp.*	785	10,315
Oclaro, Inc.*	6,484	10,180
Oplink Communications, Inc.*	1,692	26,361
Parkervision, Inc.*	6,832	13,869
PC-Tel, Inc.	1,663	11,974
Plantronics, Inc.	3,828	141,138
Procera Networks, Inc.*	1,625	30,144
Riverbed Technology, Inc.*	373	7,356
Ruckus Wireless, Inc.*	746	16,807
ShoreTel, Inc.*	4,177	17,710
Sonus Networks, Inc.*	18,211	30,959
Sycamore Networks, Inc.	1,689	3,783
Symmetricom, Inc.*	4,071	23,490
Tellabs, Inc.	32,973	75,178
Telular Corp.	1,493	14,139
Tessco Technologies, Inc.	485	10,738
Ubiquiti Networks, Inc	727	8,826

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 18

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Communications Equipment - Cont’d
Viasat, Inc.*	3,378	$131,404
Westell Technologies, Inc.*	4,363	8,072
		2,197,355

Computers & Peripherals - 0.6%
3D Systems Corp.*	4,155	221,669
Avid Technology, Inc.*	2,537	19,231
Cray, Inc.*	3,293	52,523
Datalink Corp.*	1,373	11,739
Electronics for Imaging, Inc.*	3,961	75,219
Imation Corp.*	3,091	14,435
Immersion Corp.*	2,323	15,959
Intermec, Inc.*	4,881	48,127
Intevac, Inc.*	2,067	9,446
OCZ Technology Group, Inc.*	5,563	10,625
QLogic Corp.*	8,774	85,371
Quantum Corp.*	19,651	24,367
Silicon Graphics International Corp.*	2,677	27,386
STEC, Inc.*	3,561	17,556
Super Micro Computer, Inc.*	2,622	26,745
Synaptics, Inc.*	3,032	90,869
		751,267

Construction & Engineering - 0.8%
Aegion Corp.*	3,435	76,223
Argan, Inc.	887	15,966
Comfort Systems USA, Inc.	3,332	40,517
Dycom Industries, Inc.*	3,072	60,826
EMCOR Group, Inc.	6,009	207,971
Furmanite Corp.*	3,036	16,303
Granite Construction, Inc	3,480	116,998
Great Lakes Dredge & Dock Corp.	5,123	45,748
Layne Christensen Co.*	1,710	41,502
MasTec, Inc.*	4,872	121,459
Michael Baker Corp	821	20,467
MYR Group, Inc.*	1,740	38,715
Northwest Pipe Co.*	959	22,882
Orion Marine Group, Inc.*	2,790	20,395
Pike Electric Corp	1,702	16,254
Primoris Services Corp	2,693	40,503
Sterling Construction Co., Inc.*	1,494	14,850
Tutor Perini Corp.*	3,216	44,059
		961,638

Construction Materials - 0.4%
Eagle Materials, Inc	4,351	254,533
Headwaters, Inc.*	5,432	46,498
Texas Industries, Inc.*	2,033	103,703
United States Lime & Minerals, Inc.*	156	7,351
		412,085

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 19

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Consumer Finance - 0.8%
Asset Acceptance Capital Corp.*	1,427	$6,422
Asta Funding, Inc.	997	9,481
Cash America International, Inc.	2,645	104,927
Credit Acceptance Corp.*	708	71,989
DFC Global Corp.*	3,735	69,135
Encore Capital Group, Inc.*	1,972	60,383
Ezcorp, Inc.*	4,319	85,775
First Cash Financial Services, Inc.*	2,636	130,798
First Marblehead Corp.*	5,748	4,466
Green Dot Corp.*	2,160	26,352
Nelnet, Inc	2,111	62,887
Netspend Holdings, Inc.*	2,443	28,876
Nicholas Financial, Inc.	799	9,908
Portfolio Recovery Associates, Inc.*	1,540	164,564
Regional Management Corp.*	435	7,199
World Acceptance Corp.*	991	73,889
		917,051

Containers & Packaging - 0.2%
AEP Industries, Inc.*	367	21,738
Berry Plastics Group, Inc.*	2,614	42,033
Boise, Inc.	9,048	71,932
Graphic Packaging Holding Co.*	15,079	97,410
Myers Industries, Inc.	3,018	45,723
UFP Technologies, Inc.*	495	8,870
		287,706

Distributors - 0.2%
Core-Mark Holding Co., Inc.	936	44,320
Pool Corp.	4,230	179,013
VOXX International Corp.*	1,390	9,355
Weyco Group, Inc.	737	17,216
		249,904

Diversified Consumer Services - 1.1%
American Public Education, Inc.*	1,623	58,607
Ascent Capital Group, Inc.*	1,251	77,487
Bridgepoint Education, Inc.*	1,706	17,572
Capella Education Co.*	1,226	34,610
Career Education Corp.*	4,661	16,407
Carriage Services, Inc.	1,428	16,950
Coinstar, Inc.*	2,818	146,564
Collectors Universe, Inc.	481	4,824
Corinthian Colleges, Inc.*	7,691	18,766
Education Management Corp.*	2,400	10,512
Grand Canyon Education, Inc.*	3,597	84,422
Hillenbrand, Inc.	4,903	110,857
K12, Inc.*	2,402	49,097
LifeLock, Inc.*	1,605	13,049
Lincoln Educational Services Corp	1,856	10,375

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 20

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Diversified Consumer Services - Cont’d
Mac-Gray Corp	1,212	$15,211
Matthews International Corp	2,425	77,842
National American University Holdings, Inc.	724	2,787
Regis Corp.	5,024	85,006
Sotheby’s	6,099	205,048
Steiner Leisure Ltd.*	1,287	62,020
Stewart Enterprises, Inc	7,120	54,397
Strayer Education, Inc	1,068	59,990
Universal Technical Institute, Inc.	1,842	18,494
		1,250,894

Diversified Financial Services - 0.3%
California First National Bancorp	145	2,168
Gain Capital Holdings, Inc	987	4,037
MarketAxess Holdings, Inc.	3,286	115,996
Marlin Business Services Corp.	795	15,948
MicroFinancial, Inc	763	5,554
NewStar Financial, Inc.*	2,242	31,410
PHH Corp.*	5,100	116,025
Pico Holdings, Inc.*	1,974	40,013
Resource America, Inc	1,082	7,217
		338,368

Diversified Telecommunication Services - 0.6%
8x8, Inc.*	6,367	47,052
Atlantic Tele-Network, Inc.	816	29,955
Cbeyond, Inc.*	2,347	21,217
Cincinnati Bell, Inc.*	17,650	96,722
Cogent Communications Group, Inc.	4,216	95,450
Consolidated Communications Holdings, Inc.	3,570	56,834
Fairpoint Communications, Inc.*	1,772	14,070
General Communication, Inc.*	3,588	34,409
Hawaiian Telcom Holdco, Inc.*	922	17,979
HickoryTech Corp	1,098	10,684
IDT Corp., Class B	1,313	12,526
inContact, Inc.*	3,327	17,234
Iridium Communications, Inc.*	4,475	30,161
Lumos Networks Corp	1,286	12,886
magicJack VocalTec Ltd.*	1,359	24,747
Neutral Tandem, Inc.	2,529	6,500
ORBCOMM, Inc.*	2,846	11,156
Premiere Global Services, Inc.*	4,574	44,734
Primus Telecommunications Group, Inc.	1,095	11,903
Towerstream Corp.*	4,275	13,894
Vonage Holdings Corp.*	14,328	33,957
		644,070

Electric Utilities - 1.4%
Allete, Inc	3,434	140,725
Cleco Corp.	5,485	219,455
El Paso Electric Co.	3,605	115,036
Empire District Electric Co	3,796	77,362

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 21

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Electric Utilities - Cont’d
IDACORP, Inc	4,511	$195,552
MGE Energy, Inc.	2,022	103,021
Otter Tail Corp.	3,144	78,600
PNM Resources, Inc.	7,172	147,098
Portland General Electric Co.	6,798	185,993
UIL Holdings Corp.	4,560	163,294
Unitil Corp.	1,238	32,089
UNS Energy Corp.	3,625	153,772
		1,611,997

Electrical Equipment - 1.2%
Acuity Brands, Inc.	3,812	258,187
American Superconductor Corp.*	3,671	9,618
AZZ, Inc	2,174	83,547
Belden, Inc	4,146	186,529
Brady Corp.	4,416	147,494
Capstone Turbine Corp.*	26,878	23,921
Coleman Cable, Inc.	735	6,814
Encore Wire Corp	1,625	49,254
EnerSys, Inc.*	4,317	162,449
Enphase Energy, Inc.*	715	2,610
Franklin Electric Co., Inc	2,040	126,827
FuelCell Energy, Inc.*	13,625	12,494
Generac Holdings, Inc.	2,227	76,408
Global Power Equipment Group, Inc.	1,548	26,548
II-VI, Inc.*	4,734	86,490
LSI Industries, Inc.	1,507	10,564
Powell Industries, Inc.*	725	30,109
Preformed Line Products Co	155	9,210
Thermon Group Holdings, Inc.*	1,325	29,852
Vicor Corp.*	1,707	9,252
		1,348,177

Electronic Equipment & Instruments - 2.1%
Aeroflex Holding Corp.*	1,630	11,410
Agilysys, Inc.*	1,316	11,015
Anixter International, Inc	2,540	162,509
Audience, Inc.*	545	5,663
Badger Meter, Inc.	1,311	62,154
Benchmark Electronics, Inc.*	4,990	82,934
Checkpoint Systems, Inc.*	3,461	37,171
Cognex Corp.	3,857	142,015
Coherent, Inc	2,060	104,277
CTS Corp.	2,987	31,752
Daktronics, Inc.	2,960	32,767
DTS, Inc.*	1,807	30,177
Echelon Corp.*	3,061	7,499
Electro Rent Corp	1,712	26,331
Electro Scientific Industries, Inc	1,856	18,467
Fabrinet*	1,677	22,036
FARO Technologies, Inc.*	1,524	54,376
FEI Co.	3,416	189,451

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 22

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Electronic Equipment & Instruments - Cont’d
GSI Group, Inc.*	2,626	$22,741
Insight Enterprises, Inc.*	3,744	65,033
InvenSense, Inc.*	3,277	36,407
Kemet Corp.*	3,628	18,249
Key Tronic Corp.*	942	9,646
Littelfuse, Inc.	1,918	118,360
Maxwell Technologies, Inc.*	2,297	19,042
Measurement Specialties, Inc.*	1,271	43,672
Mercury Systems, Inc.*	2,519	23,175
Mesa Laboratories, Inc.	233	11,676
Methode Electronics, Inc.	3,257	32,668
MTS Systems Corp	1,453	74,001
Multi-Fineline Electronix, Inc.*	789	15,946
Neonode, Inc.*	2,024	9,837
Newport Corp.*	3,209	43,161
OSI Systems, Inc.*	1,788	114,503
Park Electrochemical Corp	1,804	46,417
PC Connection, Inc.	756	8,694
Plexus Corp.*	3,092	79,774
Power-One, Inc.*	6,116	25,137
Radisys Corp.*	1,596	4,756
RealD, Inc.*	3,960	44,392
Richardson Electronics Ltd.	1,342	15,191
Rofin-Sinar Technologies, Inc.*	2,473	53,615
Rogers Corp.*	1,381	68,580
Sanmina Corp.*	6,955	76,992
Scansource, Inc.*	2,349	74,628
SYNNEX Corp.*	2,367	81,377
TTM Technologies, Inc.*	4,786	44,031
Universal Display Corp.*	3,577	91,643
Viasystems Group, Inc.*	399	4,868
Vishay Precision Group, Inc.*	1,011	13,365
Zygo Corp.*	1,307	20,520
		2,444,101

Energy Equipment & Services - 1.9%
Basic Energy Services, Inc.*	2,777	31,686
Bolt Technology Corp.	772	11,016
Bristow Group, Inc.	3,184	170,853
C&J Energy Services, Inc.*	4,013	86,039
Cal Dive International, Inc.*	8,254	14,279
Dawson Geophysical Co.*	671	17,701
Dril-Quip, Inc.*	3,619	264,368
Exterran Holdings, Inc.*	5,837	127,947
Forbes Energy Services Ltd.*	1,328	3,360
Forum Energy Technologies, Inc.*	1,998	49,452
Geospace Technologies Corp.*	1,148	102,023
Global Geophysical Services, Inc.*	1,489	5,733
Gulf Island Fabrication, Inc.	1,328	31,912
Gulfmark Offshore, Inc.	2,416	83,231
Heckmann Corp.*	12,046	48,545
Helix Energy Solutions Group, Inc.*	9,296	191,869

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 23

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Energy Equipment & Services - Cont’d
Hercules Offshore, Inc.*	14,267	$88,170
Hornbeck Offshore Services, Inc.*	3,179	109,167
ION Geophysical Corp.*	11,881	77,345
Key Energy Services, Inc.*	13,597	94,499
Lufkin Industries, Inc	3,025	175,843
Matrix Service Co.*	2,442	28,083
Mitcham Industries, Inc.*	1,145	15,606
Natural Gas Services Group, Inc.*	1,256	20,624
Newpark Resources, Inc.*	7,785	61,112
Parker Drilling Co.*	10,148	46,681
PHI, Inc.*	1,229	41,159
Pioneer Energy Services Corp.*	5,200	37,752
RigNet, Inc.*	1,109	22,657
Tesco Corp.*	2,637	30,035
Tetra Technologies, Inc.*	6,615	50,208
TGC Industries, Inc	1,312	10,745
Vantage Drilling Co.*	15,538	28,435
Willbros Group, Inc.*	3,210	17,206
		2,195,341

Food & Staples Retailing - 1.0%
Andersons, Inc.	1,610	69,069
Arden Group, Inc.	92	8,277
Casey’s General Stores, Inc.	3,429	182,080
Harris Teeter Supermarkets, Inc.	3,950	152,312
Ingles Markets, Inc	1,303	22,490
Nash Finch Co	1,093	23,259
Natural Grocers by Vitamin Cottage, Inc.*	625	11,931
Pantry, Inc.*	1,987	24,102
Pricesmart, Inc.	1,637	126,131
Rite Aid Corp.*	59,419	80,810
Roundy’s, Inc	1,612	7,173
Spartan Stores, Inc.	1,970	30,259
SUPERVALU, Inc.	19,111	47,204
Susser Holdings Corp.*	1,007	34,731
The Chefs’ Warehouse, Inc.*	853	13,486
United Natural Foods, Inc.*	4,398	235,689
Village Super Market, Inc.	640	21,030
Weis Markets, Inc.	958	37,525
		1,127,558

Food Products - 1.4%
Alico, Inc.	267	9,780
Annie’s, Inc.*	450	15,044
B&G Foods, Inc.	4,678	132,434
Boulder Brands, Inc.*	5,245	67,660
Calavo Growers, Inc	1,019	25,689
Cal-Maine Foods, Inc.	1,233	49,591
Chiquita Brands International, Inc.*	3,926	32,389
Darling International, Inc.*	10,590	169,864
Diamond Foods, Inc.	1,809	24,729
Dole Food Co., Inc.*	3,141	36,027

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 24

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food Products - Cont’d
Farmer Bros Co.*	538	$7,763
Fresh Del Monte Produce, Inc	3,431	90,407
Griffin Land & Nurseries, Inc.	267	7,209
Hain Celestial Group, Inc.*	3,318	179,902
Inventure Foods, Inc.*	1,177	7,639
J&J Snack Foods Corp	1,333	85,232
John B Sanfilippo & Son, Inc.	716	13,017
Lancaster Colony Corp.	1,663	115,063
Lifeway Foods, Inc.	385	3,365
Limoneira Co	753	14,601
Omega Protein Corp.*	1,591	9,737
Pilgrim’s Pride Corp.*	5,197	37,678
Post Holdings, Inc.*	2,487	85,180
Sanderson Farms, Inc	2,068	98,333
Seneca Foods Corp.*	794	24,138
Snyders-Lance, Inc.	3,882	93,595
Tootsie Roll Industries, Inc	2,012	52,151
TreeHouse Foods, Inc.*	3,237	168,745
Westway Group, Inc.*	1,094	7,297
		1,664,259

Gas Utilities - 0.9%
Chesapeake Utilities Corp	827	37,546
Delta Natural Gas Co., Inc.	612	11,965
Laclede Group, Inc.	1,951	75,328
New Jersey Resources Corp	3,741	148,218
Northwest Natural Gas Co.	2,413	106,655
Piedmont Natural Gas Co., Inc.	6,455	202,106
South Jersey Industries, Inc	2,737	137,753
Southwest Gas Corp.	4,152	176,086
WGL Holdings, Inc	4,640	181,842
		1,077,499

Health Care Equipment & Supplies - 2.9%
Abaxis, Inc.	1,932	71,677
Abiomed, Inc.*	3,009	40,501
Accuray, Inc.*	6,420	41,281
Align Technology, Inc.*	6,469	179,515
Alphatec Holdings, Inc.*	4,714	7,778
Analogic Corp	1,128	83,810
Angiodynamics, Inc.*	2,155	23,683
Anika Therapeutics, Inc.*	1,061	10,546
Antares Pharma, Inc.*	9,495	36,176
ArthroCare Corp.*	2,356	81,494
AtriCure, Inc.*	1,154	7,963
Atrion Corp.	136	26,656
Cantel Medical Corp.	1,791	53,246
Cardiovascular Systems, Inc.*	1,090	13,680
Cerus Corp.*	4,899	15,481
Conceptus, Inc.*	2,715	57,042
Conmed Corp	2,547	71,189

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 25

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Equipment & Supplies - Cont’d
CryoLife, Inc	2,974	$18,528
Cyberonics, Inc.*	2,431	127,700
Cynosure, Inc.*	1,096	26,425
Derma Sciences, Inc.*	834	9,266
DexCom, Inc.*	5,900	80,299
Endologix, Inc.*	4,982	70,944
EnteroMedics, Inc.*	2,281	6,387
Exactech, Inc.*	863	14,628
Globus Medical, Inc.*	840	8,812
Greatbatch, Inc.*	2,031	47,200
Haemonetics Corp.*	4,564	186,394
Hansen Medical, Inc.*	3,943	8,201
HeartWare International, Inc.*	1,273	106,868
ICU Medical, Inc.*	1,127	68,668
Insulet Corp.*	4,302	91,288
Integra LifeSciences Holdings Corp.*	1,666	64,924
Invacare Corp.	2,865	46,700
MAKO Surgical Corp.*	3,254	41,879
Masimo Corp	4,317	90,700
Meridian Bioscience, Inc	3,556	72,009
Merit Medical Systems, Inc.*	3,534	49,123
Natus Medical, Inc.*	2,492	27,861
Navidea Biopharmaceuticals, Inc.*	8,689	24,590
Neogen Corp.*	2,121	96,124
NuVasive, Inc.*	3,888	60,108
NxStage Medical, Inc.*	4,432	49,860
OraSure Technologies, Inc.*	4,811	34,543
Orthofix International NV*	1,686	66,310
Palomar Medical Technologies, Inc.*	1,922	17,702
PhotoMedex, Inc.*	1,180	17,122
Quidel Corp.*	2,538	47,384
Rochester Medical Corp.*	955	9,626
Rockwell Medical Technologies, Inc.*	1,878	15,118
RTI Biologics, Inc.*	5,680	24,254
Solta Medical, Inc.*	5,509	14,709
Spectranetics Corp.*	3,050	45,049
Staar Surgical Co.*	3,235	19,734
STERIS Corp	5,191	180,283
SurModics, Inc.*	1,380	30,857
Symmetry Medical, Inc.*	3,142	33,054
Tornier NV*	1,361	22,851
Unilife Corp.*	6,679	15,161
Utah Medical Products, Inc.	296	10,671
Vascular Solutions, Inc.*	1,737	27,445
Volcano Corp.*	4,799	113,304
West Pharmaceutical Services, Inc.	3,050	166,987
Wright Medical Group, Inc.*	3,396	71,282
Young Innovations, Inc	583	22,976
Zeltiq Aesthetics, Inc.*	1,524	7,056
		3,330,682

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 26

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Providers & Services - 2.6%
Acadia Healthcare Co., Inc.*	2,396	$55,899
Accretive Health, Inc.*	5,072	58,632
Air Methods Corp	3,465	127,824
Almost Family, Inc	759	15,377
Amedisys, Inc.*	2,499	28,164
AMN Healthcare Services, Inc.*	3,946	45,576
AmSurg Corp.*	2,705	81,177
Assisted Living Concepts, Inc	1,720	16,770
Bio-Reference Laboratories, Inc.*	2,096	60,134
BioScrip, Inc.*	3,630	39,095
Capital Senior Living Corp.*	2,506	46,837
Centene Corp.*	4,634	189,994
Chemed Corp.	1,748	119,895
Chindex International, Inc.*	1,272	13,356
Corvel Corp.*	509	22,818
Cross Country Healthcare, Inc.*	2,877	13,810
Emeritus Corp.*	2,734	67,584
Ensign Group, Inc.	1,566	42,580
ExamWorks Group, Inc.*	2,633	36,836
Five Star Quality Care, Inc.*	2,929	14,674
Gentiva Health Services, Inc.*	2,612	26,251
Hanger, Inc.*	3,072	84,050
Healthsouth Corp.*	8,606	181,673
Healthways, Inc.*	2,984	31,929
HMS Holdings Corp.*	7,740	200,621
IPC The Hospitalist Co., Inc.*	1,420	56,388
Kindred Healthcare, Inc.*	4,477	48,441
Landauer, Inc	822	50,315
LHC Group, Inc.*	1,367	29,117
Magellan Health Services, Inc.*	2,407	117,943
Molina Healthcare, Inc.*	2,696	72,954
MWI Veterinary Supply, Inc.*	1,146	126,060
National Healthcare Corp	949	44,622
National Research Corp.	227	12,303
Owens & Minor, Inc.	5,589	159,342
PDI, Inc.*	902	6,855
PharMerica Corp.*	2,681	38,177
Providence Service Corp.*	1,199	20,371
PSS World Medical, Inc.*	4,559	131,664
Select Medical Holdings Corp.	3,150	29,705
Skilled Healthcare Group, Inc.*	1,394	8,880
Sunrise Senior Living, Inc.*	5,182	74,517
Team Health Holdings, Inc.*	2,555	73,507
Triple-S Management Corp., Class B*	1,775	32,784
U.S. Physical Therapy, Inc	1,051	28,945
Universal American Corp	3,383	29,060
Vanguard Health Systems, Inc.*	2,514	30,797
WellCare Health Plans, Inc.*	3,880	188,917
		3,033,220

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 27

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Technology - 0.6%
athenahealth, Inc.*	3,227	$237,023
Computer Programs & Systems, Inc	938	47,219
ePocrates, Inc.*	1,677	14,791
Greenway Medical Technologies*	635	9,754
HealthStream, Inc.*	1,758	42,737
MedAssets, Inc.*	5,251	88,059
Medidata Solutions, Inc.*	2,001	78,419
Merge Healthcare, Inc.*	4,792	11,836
Omnicell, Inc.*	2,844	42,290
Quality Systems, Inc.	3,561	61,819
Vocera Communications, Inc.*	605	15,186
		649,133

Hotels, Restaurants & Leisure - 2.9%
AFC Enterprises, Inc.*	2,162	56,493
Ameristar Casinos, Inc.	2,968	77,880
Biglari Holdings, Inc.*	100	39,002
BJ’s Restaurants, Inc.*	2,209	72,676
Bloomin’ Brands, Inc.*	1,600	25,024
Bluegreen Corp.*	1,290	12,100
Bob Evans Farms, Inc.	2,624	105,485
Boyd Gaming Corp.*	4,718	31,328
Bravo Brio Restaurant Group, Inc.*	1,583	21,260
Buffalo Wild Wings, Inc.*	1,672	121,755
Caesars Entertainment Corp.*	3,317	22,954
Caribou Coffee Co., Inc.*	1,900	30,761
Carrols Restaurant Group, Inc.*	890	5,322
CEC Entertainment, Inc	1,631	54,133
Churchill Downs, Inc.	1,172	77,879
Chuy’s Holdings, Inc.*	585	13,069
Cracker Barrel Old Country Store, Inc.	1,732	111,298
Del Frisco’s Restaurant Group, Inc.*	500	7,795
Denny’s Corp.*	9,207	44,930
DineEquity, Inc.*	1,377	92,259
Domino’s Pizza, Inc.	5,074	220,973
Einstein Noah Restaurant Group, Inc	351	4,286
Fiesta Restaurant Group, Inc.*	1,456	22,306
Frisch’s Restaurants, Inc	282	5,217
Ignite Restaurant Group, Inc.*	597	7,761
International Speedway Corp	2,420	66,840
Interval Leisure Group, Inc	3,495	67,768
Isle of Capri Casinos, Inc.*	1,930	10,808
Jack in the Box, Inc.*	3,981	113,857
Jamba, Inc.*	5,515	12,354
Krispy Kreme Doughnuts, Inc.*	5,108	47,913
Life Time Fitness, Inc.*	3,860	189,951
Luby’s, Inc.*	1,545	10,336
Marcus Corp	1,890	23,568
Marriott Vacations Worldwide Corp.*	2,395	99,800
Monarch Casino & Resort, Inc.*	917	10,004
Morgans Hotel Group Co.*	2,245	12,437

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 28

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Hotels, Restaurants & Leisure - Cont’d
MTR Gaming Group, Inc.*	2,035	$8,486
Multimedia Games Holding Co., Inc.*	2,465	36,260
Nathan’s Famous, Inc.*	240	8,088
Orient-Express Hotels Ltd.*	8,718	101,913
Papa John’s International, Inc.*	1,584	87,025
Pinnacle Entertainment, Inc.*	5,296	83,836
Premier Exhibitions, Inc.*	2,314	6,271
Red Lion Hotels Corp.*	1,051	8,292
Red Robin Gourmet Burgers, Inc.*	1,322	46,653
Ruby Tuesday, Inc.*	5,637	44,307
Ruth’s Hospitality Group, Inc.*	3,111	22,617
Scientific Games Corp.*	4,782	41,460
SHFL Entertainment, Inc.*	4,687	67,962
Six Flags Entertainment Corp.	3,572	218,606
Sonic Corp.*	5,351	55,704
Speedway Motorsports, Inc.	1,049	18,714
Texas Roadhouse, Inc.	5,551	93,257
The Cheesecake Factory, Inc	4,746	155,289
Town Sports International Holdings, Inc.	2,088	22,237
Vail Resorts, Inc	3,157	170,762
WMS Industries, Inc.*	4,959	86,783
		3,334,104

Household Durables - 1.1%
American Greetings Corp.	2,825	47,714
Bassett Furniture Industries, Inc.	1,014	12,645
Beazer Homes USA, Inc.*	2,186	36,922
Blyth, Inc.	938	14,586
Cavco Industries, Inc.*	679	33,936
CSS Industries, Inc.	772	16,899
Ethan Allen Interiors, Inc	2,160	55,534
Flexsteel Industries, Inc	405	8,687
Helen of Troy Ltd.*	2,854	95,295
Hooker Furniture Corp.	972	14,123
Hovnanian Enterprises, Inc.*	8,985	62,895
iRobot Corp.*	2,473	46,344
KB Home	6,945	109,731
La-Z-Boy, Inc.	4,509	63,802
Libbey, Inc.*	2,000	38,700
Lifetime Brands, Inc	858	9,103
M/I Homes, Inc.*	1,923	50,960
MDC Holdings, Inc.	3,443	126,565
Meritage Homes Corp.*	2,716	101,443
NACCO Industries, Inc	503	30,527
Sealy Corp.*	4,985	10,817
Skullcandy, Inc.*	1,457	11,350
Standard Pacific Corp.*	10,270	75,485
The Ryland Group, Inc.	3,854	140,671
Universal Electronics, Inc.*	1,267	24,516
Zagg, Inc.*	2,293	16,876
		1,256,126

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 29

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Household Products - 0.2%
Central Garden and Pet Co.*	3,442	$35,969
Harbinger Group, Inc.*	3,709	28,522
Oil-Dri Corp. of America	406	11,206
Orchids Paper Products Co	518	10,474
Spectrum Brands Holdings, Inc.*	2,067	92,870
WD-40 Co.	1,450	68,309
		247,350

Independent Power Producers & Energy Traders - 0.3%
American DG Energy, Inc.*	2,192	5,064
Atlantic Power Corp.	10,236	116,997
Genie Energy Ltd	1,313	9,322
NRG Energy, Inc	8,462	194,539
Ormat Technologies, Inc.	1,475	28,438
		354,360

Industrial Conglomerates - 0.2%
Raven Industries, Inc.	3,264	86,039
Seaboard Corp.	26	65,777
Standex International Corp	1,092	56,009
		207,825

Insurance - 2.3%
Alterra Capital Holdings Ltd	7,675	216,358
American Equity Investment Life Holding Co	5,120	62,515
American Safety Insurance Holdings Ltd.*	960	18,163
Amerisafe, Inc.*	1,651	44,990
Amtrust Financial Services, Inc.	2,416	69,315
Argo Group International Holdings Ltd.	2,408	80,885
Baldwin & Lyons, Inc., Class B	853	20,352
Citizens, Inc.*	3,380	37,349
CNO Financial Group, Inc	17,881	166,830
Crawford & Co., Class B	2,478	19,774
Donegal Group, Inc	916	12,861
Eastern Insurance Holdings, Inc.	597	10,197
eHealth, Inc.*	1,833	50,371
EMC Insurance Group, Inc.	497	11,868
Employers Holdings, Inc.	2,960	60,917
Enstar Group Ltd.*	760	85,105
FBL Financial Group, Inc	913	31,234
First American Financial Corp.	9,559	230,276
Fortegra Financial Corp.*	652	5,796
Global Indemnity plc*	1,033	22,860
Greenlight Capital Re Ltd.*	2,477	57,169
Hallmark Financial Services, Inc.*	1,205	11,315
Hilltop Holdings, Inc.*	3,467	46,943
Homeowners Choice, Inc	646	13,430
Horace Mann Educators Corp.	3,435	68,563
Independence Holding Co	665	6,331
Infinity Property & Casualty Corp.	1,095	63,773
Investors Title Co.	111	6,660

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 30

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Insurance - Cont’d
Kansas City Life Insurance Co.	365	$13,928
Maiden Holdings Ltd.	4,341	39,894
Meadowbrook Insurance Group, Inc.	4,743	27,414
Montpelier Re Holdings Ltd	4,509	103,076
National Financial Partners Corp.*	3,733	63,984
National Interstate Corp.	681	19,626
National Western Life Insurance Co	193	30,444
OneBeacon Insurance Group Ltd.	1,823	25,340
Platinum Underwriters Holdings Ltd	2,918	134,228
Primerica, Inc	3,939	118,209
RLI Corp.	1,910	123,501
Safety Insurance Group, Inc	1,103	50,925
SeaBright Holdings, Inc.	2,042	22,605
Selective Insurance Group, Inc	4,935	95,097
State Auto Financial Corp	1,338	19,990
Stewart Information Services Corp	1,793	46,618
Symetra Financial Corp.	6,970	90,471
The Navigators Group, Inc.*	925	47,240
The Phoenix Co.’s, Inc.*	538	13,305
Tower Group, Inc	3,270	58,108
United Fire Group, Inc	1,996	43,593
Universal Insurance Holdings, Inc.	1,043	4,568
		2,724,364

Internet & Catalog Retail - 0.4%
1-800-FLOWERS.COM, Inc.*	2,081	7,637
Blue Nile, Inc.*	1,104	42,504
CafePress, Inc.*	413	2,383
Geeknet, Inc.*	360	5,796
HSN, Inc.	3,174	174,824
Kayak Software Corp.*	300	11,916
NutriSystem, Inc	2,351	19,255
Orbitz Worldwide, Inc.*	2,514	6,838
Overstock.com, Inc.*	951	13,609
PetMed Express, Inc.	1,778	19,736
Shutterfly, Inc.*	3,220	96,181
US Auto Parts Network, Inc.*	1,360	2,489
Vitacost.com, Inc.*	1,988	13,478
		416,646

Internet Software & Services - 2.1%
Active Network, Inc.*	3,497	17,170
Angie’s List, Inc.*	3,204	38,416
Bankrate, Inc.*	4,159	51,780
Bazaarvoice, Inc.*	929	8,686
Blucora, Inc.*	3,325	52,236
Brightcove, Inc.*	437	3,950
Carbonite, Inc.*	592	5,476
comScore, Inc.*	3,182	43,848
Constant Contact, Inc.*	2,738	38,907
Cornerstone OnDemand, Inc.*	3,030	89,476

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 31

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Internet Software & Services - Cont’d
CoStar Group, Inc.*	2,508	$224,140
Dealertrack Technologies, Inc.*	3,821	109,739
Demand Media, Inc.*	2,697	25,055
Demandware, Inc.*	589	16,092
Dice Holdings, Inc.*	3,980	36,536
Digital River, Inc.*	3,259	46,897
E2open, Inc.*	400	5,664
Earthlink, Inc	9,440	60,982
Envestnet, Inc.*	1,573	21,943
ExactTarget, Inc.*	878	17,560
Internap Network Services Corp.*	4,533	31,459
IntraLinks Holdings, Inc.*	2,626	16,202
Ipass, Inc.*	4,675	8,555
j2 Global, Inc	4,165	127,366
Keynote Systems, Inc.	1,413	19,909
Limelight Networks, Inc.*	4,616	10,248
Liquidity Services, Inc.*	2,122	86,705
LivePerson, Inc.*	4,955	65,109
LogMeIn, Inc.*	1,987	44,529
Marchex, Inc., Class B	1,359	5,586
Market Leader, Inc.*	1,985	13,002
MeetMe, Inc.*	580	2,024
Millennial Media, Inc.*	1,028	12,881
Monster Worldwide, Inc.*	10,917	61,354
Move, Inc.*	3,426	26,003
NIC, Inc.	5,804	94,837
OpenTable, Inc.*	2,032	99,162
Perficient, Inc.*	2,876	33,879
QuinStreet, Inc.*	2,943	19,777
RealNetworks, Inc.*	1,733	13,101
Responsys, Inc.*	3,217	19,173
Saba Software, Inc.*	2,907	25,407
SciQuest, Inc.*	1,608	25,503
Spark Networks, Inc.*	1,033	8,057
SPS Commerce, Inc.*	1,099	40,960
Stamps.com, Inc.*	1,275	32,130
support.com, Inc.*	4,845	20,252
Synacor, Inc.*	607	3,320
TechTarget, Inc.*	1,109	6,155
Travelzoo, Inc.*	642	12,192
Trulia, Inc.*	619	10,053
United Online, Inc.	7,634	42,674
Unwired Planet, Inc.*	8,707	10,448
ValueClick, Inc.*	6,675	129,562
VistaPrint NV*	3,040	99,894
Vocus, Inc.*	1,857	32,275
Web.com Group, Inc.*	3,156	46,709
WebMD Health Corp.*	4,561	65,405
XO Group, Inc.*	2,474	23,008
Yelp, Inc.*	760	14,326
Zix Corp.*	5,001	14,003
		2,387,747

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 32

EQUITY SECURITIES - CONT’D	SHARES	VALUE
IT Services - 1.7%
Acxiom Corp.*	6,669	$116,441
CACI International, Inc.*	2,028	111,601
Cardtronics, Inc.*	3,972	94,295
Cass Information Systems, Inc.	943	39,795
Ciber, Inc.*	6,559	21,907
Computer Task Group, Inc.*	1,181	21,530
Convergys Corp.	9,704	159,243
CSG Systems International, Inc.*	2,979	54,158
EPAM Systems, Inc.*	327	5,919
Euronet Worldwide, Inc.*	4,569	107,828
ExlService Holdings, Inc.*	2,103	55,729
Forrester Research, Inc	1,276	34,197
Global Cash Access Holdings, Inc.*	5,479	42,955
Heartland Payment Systems, Inc	3,491	102,984
Higher One Holdings, Inc.*	2,895	30,513
iGate Corp.*	2,894	45,638
Innodata, Inc.*	1,998	7,552
Lionbridge Technologies, Inc.*	6,186	24,868
Mantech International Corp.	1,948	50,531
Mattersight Corp.*	915	4,548
MAXIMUS, Inc	3,049	192,758
ModusLink Global Solutions, Inc.*	4,598	13,334
MoneyGram International, Inc.*	1,932	25,676
PRGX Global, Inc.*	1,605	10,352
Sapient Corp.*	11,091	117,121
ServiceSource International, Inc.*	4,470	26,150
Syntel, Inc	1,390	74,490
TeleTech Holdings, Inc.*	2,084	37,095
The Hackett Group, Inc.	1,931	8,265
TNS, Inc.*	2,282	47,306
Unisys Corp.*	3,725	64,442
Virtusa Corp.*	1,404	23,068
WEX, Inc.*	3,499	263,720
		2,036,009

Leisure Equipment & Products - 0.5%
Arctic Cat, Inc.*	1,125	37,564
Black Diamond, Inc.*	1,890	15,498
Brunswick Corp.	8,042	233,942
Callaway Golf Co	5,633	36,614
Jakks Pacific, Inc.	1,960	24,539
Johnson Outdoors, Inc.*	405	8,068
Leapfrog Enterprises, Inc.*	4,543	39,206
Marine Products Corp.	813	4,650
Smith & Wesson Holding Corp.*	5,544	46,791
Steinway Musical Instruments, Inc.*	547	11,569
Sturm Ruger & Co., Inc.	1,672	75,909
		534,350

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 33

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Life Sciences - Tools & Services - 0.3%
Affymetrix, Inc.*	6,207	$19,676
BG Medicine, Inc.*	625	1,444
Cambrex Corp.*	2,637	30,009
Fluidigm Corp.*	2,157	30,867
Furiex Pharmaceuticals, Inc.*	816	15,716
Harvard Bioscience, Inc.*	1,892	8,287
Luminex Corp.*	3,754	62,917
Pacific Biosciences of California, Inc.*	2,788	4,740
PAREXEL International Corp.*	5,392	159,549
Sequenom, Inc.*	10,313	48,677
		381,882

Machinery - 3.1%
Accuride Corp.*	4,261	13,678
Actuant Corp.	6,469	180,550
Alamo Group, Inc	670	21,869
Albany International Corp.	2,370	53,752
Altra Holdings, Inc.	2,349	51,795
American Railcar Industries, Inc.	977	31,000
Ampco-Pittsburgh Corp	791	15,804
Astec Industries, Inc	1,736	57,861
Barnes Group, Inc	4,884	109,695
Blount International, Inc.*	4,185	66,207
Briggs & Stratton Corp	4,379	92,309
Cascade Corp	795	51,118
Chart Industries, Inc.*	2,692	179,476
CIRCOR International, Inc	1,493	59,108
CLARCOR, Inc	4,524	216,157
Columbus McKinnon Corp.*	1,673	27,638
Commercial Vehicle Group, Inc.*	2,272	18,653
Douglas Dynamics, Inc	1,993	28,679
Dynamic Materials Corp	1,203	16,722
Energy Recovery, Inc.*	4,261	14,487
EnPro Industries, Inc.*	1,799	73,579
ESCO Technologies, Inc.	2,314	86,567
Federal Signal Corp.*	5,446	41,444
Flow International Corp.*	4,867	17,035
FreightCar America, Inc	1,042	23,362
Gerber Scientific, Inc. (b)*	2,334	—
Gorman-Rupp Co	1,275	38,033
Graham Corp	1,022	19,929
Greenbrier Co.’s, Inc.*	2,057	33,262
Hardinge, Inc	1,051	10,447
Hurco Co.’s, Inc.*	529	12,167
Hyster-Yale Materials Handling, Inc	981	47,873
John Bean Technologies Corp.	2,463	43,768
Kadant, Inc.*	1,153	30,566
Kaydon Corp.	2,885	69,038
LB Foster Co.	815	35,404
Lindsay Corp.	1,094	87,651
Lydall, Inc.*	1,583	22,700

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 34

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Machinery - Cont’d
Meritor, Inc.*	8,688	$41,094
Met-Pro Corp.	1,517	14,700
Middleby Corp.*	1,686	216,162
Miller Industries, Inc.	1,050	16,013
Mueller Industries, Inc	1,767	88,403
Mueller Water Products, Inc	13,480	75,623
NN, Inc.*	1,381	12,650
Omega Flex, Inc	248	3,065
PMFG, Inc.*	1,648	14,980
Proto Labs, Inc.*	401	15,807
RBC Bearings, Inc.*	1,997	99,990
Rexnord Corp.*	2,593	55,231
Robbins & Myers, Inc.	3,467	206,113
Sauer-Danfoss, Inc.	1,012	54,010
Sun Hydraulics Corp.	1,860	48,509
Tennant Co.	1,652	72,605
The Eastern Co	560	8,859
Titan International, Inc.	4,249	92,288
Trimas Corp.*	2,899	81,056
Twin Disc, Inc	694	12,096
Wabash National Corp.*	5,981	53,650
Watts Water Technologies, Inc	2,566	110,312
Woodward, Inc.	6,226	237,397
		3,629,996

Marine - 0.0%
Genco Shipping & Trading Ltd.*	2,930	10,226
International Shipholding Corp.	583	9,608
Rand Logistics, Inc.*	1,591	10,341
		30,175

Media - 1.1%
Arbitron, Inc.	2,329	108,718
Beasley Broadcasting Group, Inc	396	1,936
Belo Corp.	7,968	61,115
Carmike Cinemas, Inc.*	1,595	23,925
Central European Media Enterprises Ltd.*	3,010	18,451
Crown Media Holdings, Inc.*	3,539	6,547
Cumulus Media, Inc.*	5,053	13,492
Daily Journal Corp.*	88	8,144
Digital Generation, Inc.*	2,184	23,718
Entercom Communications Corp.*	2,183	15,237
Entravision Communications Corp	4,508	7,483
EW Scripps Co.*	2,937	31,749
Fisher Communications, Inc	676	18,245
Global Sources Ltd.*	1,547	10,025
Harte-Hanks, Inc.	4,010	23,659
Journal Communications, Inc.*	4,357	23,571
LIN TV Corp.*	2,982	22,455
Lions Gate Entertainment Corp.*	7,637	125,247

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 35

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Media - Cont’d
Live Nation Entertainment, Inc.*	12,607	$117,371
Martha Stewart Living Omnimedia, Inc.*	2,756	6,752
McClatchy Co.*	5,532	18,090
MDC Partners, Inc.	2,060	23,278
Meredith Corp	3,261	112,342
National CineMedia, Inc.	5,048	71,328
New York Times Co.*	12,263	104,603
Nexstar Broadcasting Group, Inc.*	992	10,505
Outdoor Channel Holdings, Inc	1,282	9,743
ReachLocal, Inc.*	820	10,586
Reading International, Inc.*	1,506	9,051
Rentrak Corp.*	971	18,925
Saga Communications, Inc.	296	13,764
Salem Communications Corp.	911	4,974
Scholastic Corp.	2,251	66,540
Shutterstock, Inc.*	460	11,960
Sinclair Broadcast Group, Inc.	4,195	52,941
Valassis Communications, Inc.	3,539	91,235
Value Line, Inc.	108	969
World Wrestling Entertainment, Inc.	2,503	19,749
		1,318,423

Metals & Mining - 1.5%
AK Steel Holding Corp	12,084	55,586
AM Castle & Co.*	1,549	22,879
AMCOL International Corp	2,271	69,674
Century Aluminum Co.*	4,238	37,125
Coeur d’Alene Mines Corp.*	8,093	199,088
General Moly, Inc.*	6,675	26,767
Globe Specialty Metals, Inc	5,366	73,782
Gold Reserve, Inc.*	4,712	15,597
Gold Resource Corp.	2,687	41,407
Golden Minerals Co.*	2,295	10,534
Golden Star Resources Ltd.*	22,636	41,650
Handy & Harman Ltd.*	480	7,234
Haynes International, Inc	1,062	55,086
Hecla Mining Co.	25,688	149,761
Horsehead Holding Corp.*	3,786	38,655
Kaiser Aluminum Corp	1,737	107,155
Materion Corp.	1,774	45,734
McEwen Mining, Inc.*	19,355	74,130
Metals USA Holdings Corp.	1,062	18,574
Midway Gold Corp.*	10,276	14,284
Noranda Aluminum Holding Corp.	3,000	18,330
Olympic Steel, Inc.	846	18,730
Paramount Gold and Silver Corp.*	11,758	27,279
Revett Minerals, Inc.*	2,059	5,806
RTI International Metals, Inc.*	2,632	72,538
Schnitzer Steel Industries, Inc.	2,273	68,940
Stillwater Mining Co.*	10,423	133,206
SunCoke Energy, Inc.*	5,999	93,524

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 36

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Metals & Mining - Cont’d
Universal Stainless & Alloy Products, Inc.*	703	$25,849
US Antimony Corp.*	4,840	8,518
US Silica Holdings, Inc	1,051	17,583
Vista Gold Corp.*	5,838	15,763
Worthington Industries, Inc.	4,540	117,995
		1,728,763

Multiline Retail - 0.2%
Bon-Ton Stores, Inc	1,090	13,211
Fred’s, Inc.	3,439	45,773
Gordmans Stores, Inc.*	571	8,576
Saks, Inc.*	9,477	99,603
Tuesday Morning Corp.*	3,766	23,538
		190,701

Multi-Utilities - 0.4%
Avista Corp.	5,283	127,373
Black Hills Corp.	3,970	144,270
CH Energy Group, Inc.	1,384	90,265
NorthWestern Corp	3,277	113,810
		475,718

Oil, Gas & Consumable Fuels - 3.7%
Abraxas Petroleum Corp.*	7,685	16,830
Adams Resources & Energy, Inc.	189	6,628
Alon USA Energy, Inc.	562	10,167
Amyris, Inc.*	2,650	8,268
Apco Oil and Gas International, Inc	813	10,008
Approach Resources, Inc.*	2,944	73,629
Arch Coal, Inc.	19,111	139,893
Berry Petroleum Co.	4,714	158,155
Bill Barrett Corp.*	4,332	77,066
Bonanza Creek Energy, Inc.*	876	24,344
BPZ Resources, Inc.*	8,517	26,829
Callon Petroleum Co.*	3,669	17,244
Carrizo Oil & Gas, Inc.*	3,564	74,559
Ceres, Inc.*	493	2,238
Clayton Williams Energy, Inc.*	515	20,600
Clean Energy Fuels Corp.*	5,949	74,065
Cloud Peak Energy, Inc.*	5,496	106,238
Comstock Resources, Inc.*	4,332	65,543
Contango Oil & Gas Co	1,149	48,672
Crimson Exploration, Inc.*	1,794	4,916
Crosstex Energy, Inc.	3,520	50,477
CVR Energy, Inc.*	1,435	70,014
Delek US Holdings, Inc	1,530	38,740
Diamondback Energy, Inc.*	1,277	24,416
Emerald Oil, Inc.*	1,426	7,472
Endeavour International Corp.*	4,135	21,419
Energy XXI Bermuda Ltd.	7,102	228,613
EPL Oil & Gas, Inc.*	2,531	57,074
Evolution Petroleum Corp.*	1,370	11,138

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 37

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
Forest Oil Corp.*	10,604	$70,941
Frontline Ltd.*	4,236	13,809
FX Energy, Inc.*	4,491	18,458
GasLog Ltd.	2,117	26,314
Gastar Exploration Ltd.*	4,045	4,894
Gevo, Inc.*	1,872	2,883
Goodrich Petroleum Corp.*	2,138	19,926
Green Plains Renewable Energy, Inc.*	2,245	17,758
Gulfport Energy Corp.*	5,011	191,520
Halcon Resources Corp.*	10,027	69,387
Hallador Energy Co.	353	2,916
Harvest Natural Resources, Inc.*	3,086	27,990
Isramco, Inc.*	85	8,839
KiOR, Inc.*	2,376	15,230
Knightsbridge Tankers Ltd.	1,807	9,487
Kodiak Oil & Gas Corp.*	23,728	209,993
Magnum Hunter Resources Corp.:
Common*	12,516	49,939
Warrants (strike price $10.50/share, expires 10/14/2013)*	871	17
Matador Resources Co.*	1,196	9,807
McMoRan Exploration Co.*	9,136	146,633
Midstates Petroleum Co., Inc.*	2,163	14,903
Miller Energy Resources, Inc.*	2,624	10,391
Nordic American Tankers Ltd.	4,526	39,603
Northern Oil And Gas, Inc.*	5,718	96,177
Oasis Petroleum, Inc.*	7,193	228,737
Panhandle Oil and Gas, Inc.	744	21,003
PDC Energy, Inc.*	2,551	84,719
Penn Virginia Corp	3,974	17,525
Petroquest Energy, Inc.*	4,829	23,904
Quicksilver Resources, Inc.*	10,574	30,242
Renewable Energy Group, Inc.*	611	3,580
Rentech, Inc	20,009	52,624
Resolute Energy Corp.*	3,942	32,048
REX American Resources Corp.*	639	12,326
Rex Energy Corp.*	3,511	45,713
Rosetta Resources, Inc.*	4,763	216,050
Sanchez Energy Corp.*	878	15,804
Saratoga Resources, Inc.*	1,634	5,784
Scorpio Tankers, Inc.*	5,010	35,621
SemGroup Corp.*	3,763	147,058
Ship Finance International Ltd.	4,331	72,025
Solazyme, Inc.*	2,946	23,156
Stone Energy Corp.*	4,454	91,396
Swift Energy Co.*	3,858	59,375
Synergy Resources Corp.*	3,523	18,989
Targa Resources Corp.	2,610	137,912
Teekay Tankers Ltd.	5,671	16,446
Triangle Petroleum Corp.*	3,529	21,139
Uranerz Energy Corp.*	5,306	7,375
Uranium Energy Corp.*	5,621	14,390
Vaalco Energy, Inc.*	5,208	45,049

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 38

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
W&T Offshore, Inc	3,057	$49,004
Warren Resources, Inc.*	6,571	18,465
Western Refining, Inc.	5,160	145,460
Westmoreland Coal Co.*	813	7,593
ZaZa Energy Corp.*	2,235	4,582
		4,258,164

Paper & Forest Products - 0.8%
Buckeye Technologies, Inc	3,437	98,676
Clearwater Paper Corp.*	2,010	78,712
Deltic Timber Corp.	942	66,524
KapStone Paper and Packaging Corp	3,638	80,727
Louisiana-Pacific Corp.*	12,382	239,220
Neenah Paper, Inc.	1,287	36,641
PH Glatfelter Co	4,002	69,955
Resolute Forest Products*	7,294	96,573
Schweitzer-Mauduit International, Inc	2,724	106,318
Wausau Paper Corp.	4,288	37,134
		910,480

Personal Products - 0.3%
Elizabeth Arden, Inc.*	2,269	102,128
Female Health Co	1,851	13,290
Inter Parfums, Inc.	1,484	28,878
Medifast, Inc.*	1,179	31,114
Nature’s Sunshine Products, Inc.	1,018	14,741
Nutraceutical International Corp.	861	14,241
Prestige Brands Holdings, Inc.*	4,259	85,308
Revlon, Inc.*	936	13,572
Star Scientific, Inc.*	13,119	35,159
Synutra International, Inc.*	1,867	8,644
USANA Health Sciences, Inc.*	626	20,614
		367,689

Pharmaceuticals - 1.3%
Acura Pharmaceuticals, Inc.*	651	1,445
Akorn, Inc.*	5,120	68,403
Ampio Pharmaceuticals, Inc.*	1,629	5,848
Auxilium Pharmaceuticals, Inc.*	4,356	80,717
AVANIR Pharmaceuticals, Inc.*	11,236	29,551
BioDelivery Sciences International, Inc.*	1,915	8,254
Cadence Pharmaceuticals, Inc.*	5,345	25,602
Cempra, Inc.*	383	2,451
Corcept Therapeutics, Inc.*	3,942	5,637
Cornerstone Therapeutics, Inc.*	514	2,431
Cumberland Pharmaceuticals, Inc.*	1,070	4,494
Depomed, Inc.*	4,576	28,325
Endocyte, Inc.*	2,665	23,932
Forest Laboratories, Inc. (b)*	1,024	—
Hi-Tech Pharmacal Co., Inc	922	32,252

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 39

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Pharmaceuticals - Cont’d
Horizon Pharma, Inc.*	1,900	$4,427
Impax Laboratories, Inc.*	6,033	123,616
Jazz Pharmaceuticals plc*	3,739	198,915
Lannett Co., Inc.*	798	3,958
MAP Pharmaceuticals, Inc.*	2,242	35,222
Medicines Co.*	4,964	118,987
Nektar Therapeutics*	9,930	73,581
Obagi Medical Products, Inc.*	1,589	21,594
Omeros Corp.*	2,022	10,494
Optimer Pharmaceuticals, Inc.*	4,237	38,345
Pacira Pharmaceuticals, Inc.*	1,661	29,018
Pain Therapeutics, Inc.*	3,031	8,214
Pernix Therapeutics Holdings, Inc.*	280	2,170
Pozen, Inc.*	2,758	13,818
Questcor Pharmaceuticals, Inc.	4,840	129,325
Repros Therapeutics, Inc.*	1,335	21,026
Sagent Pharmaceuticals, Inc.*	845	13,596
Santarus, Inc.*	4,888	53,670
Sciclone Pharmaceuticals, Inc.*	5,114	22,041
Sucampo Pharmaceuticals, Inc.*	729	3,572
Supernus Pharmaceuticals, Inc.*	304	2,180
Transcept Pharmaceuticals, Inc.*	497	2,212
Ventrus Biosciences, Inc.*	1,124	2,428
Viropharma, Inc.*	5,860	133,374
VIVUS, Inc.*	8,977	120,471
XenoPort, Inc.*	3,819	29,674
Zogenix, Inc.*	3,279	4,361
		1,539,631

Professional Services - 1.2%
Acacia Research Corp.*	4,475	114,784
Advisory Board Co.*	3,089	144,534
Barrett Business Services, Inc.	606	23,083
CBIZ, Inc.*	3,612	21,347
CDI Corp.	1,164	19,939
Corporate Executive Board Co	3,017	143,187
CRA International, Inc.*	1,024	20,245
Exponent, Inc.*	1,204	67,219
Franklin Covey Co.*	1,007	12,990
FTI Consulting, Inc.*	3,780	124,740
GP Strategies Corp.*	1,245	25,709
Heidrick & Struggles International, Inc	1,525	23,273
Hill International, Inc.*	2,682	9,816
Hudson Global, Inc.*	2,983	13,364
Huron Consulting Group, Inc.*	1,926	64,887
ICF International, Inc.*	1,793	42,028
Insperity, Inc	1,904	61,994
Kelly Services, Inc.	2,314	36,422
Kforce, Inc.	2,687	38,505
Korn/Ferry International*	4,020	63,757
Mistras Group, Inc.*	1,338	33,035

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 40

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Professional Services - Cont’d
Navigant Consulting, Inc.*	4,439	$49,539
Odyssey Marine Exploration, Inc.*	5,528	16,418
On Assignment, Inc.*	3,867	78,423
Pendrell Corp.*	12,424	15,778
Resources Connection, Inc	4,053	48,393
RPX Corp.*	1,905	17,221
The Dolan Co.*	2,652	10,316
TrueBlue, Inc.*	3,417	53,818
VSE Corp.	430	10,539
WageWorks, Inc.*	586	10,431
		1,415,734

Real Estate Investment Trusts - 7.6%
Acadia Realty Trust	4,504	112,960
AG Mortgage Investment Trust, Inc	2,020	47,430
Agree Realty Corp	1,030	27,594
Alexander’s, Inc	180	59,544
American Assets Trust, Inc	2,814	78,595
American Capital Mortgage Investment Corp	3,265	76,956
American Realty Capital Trust, Inc	14,269	164,807
AmREIT, Inc	360	6,174
Anworth Mortgage Asset Corp	12,353	71,400
Apollo Commercial Real Estate Finance, Inc.	2,083	33,807
Apollo Residential Mortgage, Inc	1,998	40,340
Ares Commercial Real Estate Corp.	693	11,379
ARMOUR Residential REIT, Inc	26,457	171,177
Ashford Hospitality Trust, Inc.	4,804	50,490
Associated Estates Realty Corp	4,395	70,847
Campus Crest Communities, Inc	3,423	41,966
CapLease, Inc	5,937	33,069
Capstead Mortgage Corp.	8,425	96,635
Cedar Realty Trust, Inc	5,667	29,922
Chatham Lodging Trust	1,208	18,579
Chesapeake Lodging Trust	3,513	73,351
Colonial Properties Trust	7,917	169,186
Colony Financial, Inc	4,686	91,377
Coresite Realty Corp	1,850	51,171
Cousins Properties, Inc.	8,017	66,942
CreXus Investment Corp.	6,029	73,855
CubeSmart	11,091	161,596
CYS Investments, Inc	15,572	183,905
DCT Industrial Trust, Inc.	22,239	144,331
DiamondRock Hospitality Co.	16,688	150,192
DuPont Fabros Technology, Inc	5,521	133,387
Dynex Capital, Inc	4,570	43,141
EastGroup Properties, Inc.	2,564	137,969
Education Realty Trust, Inc.	10,056	106,996
EPR Properties	4,216	194,400
Equity One, Inc.	4,939	103,768
Excel Trust, Inc	3,973	50,338
FelCor Lodging Trust, Inc.*	10,890	50,856

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 41

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Real Estate Investment Trusts - Cont’d
First Industrial Realty Trust, Inc.*	8,706	$122,580
First Potomac Realty Trust	4,374	54,063
Franklin Street Properties Corp.	6,527	80,347
Getty Realty Corp	2,309	41,701
Gladstone Commercial Corp.	887	15,922
Glimcher Realty Trust	12,556	139,246
Government Properties Income Trust	3,827	91,733
Gramercy Capital Corp.*	4,133	12,151
Gyrodyne Co. of America, Inc.	107	7,710
Healthcare Realty Trust, Inc.	7,762	186,366
Hersha Hospitality Trust	15,483	77,415
Highwoods Properties, Inc	6,981	233,514
Hudson Pacific Properties, Inc	3,227	67,961
Inland Real Estate Corp.	6,505	54,512
Invesco Mortgage Capital, Inc.	10,391	204,807
Investors Real Estate Trust	7,714	67,343
iStar Financial, Inc.*	7,508	61,190
JAVELIN Mortgage Investment Corp.	644	12,294
Kite Realty Group Trust	5,032	28,129
LaSalle Hotel Properties	7,711	195,782
Lexington Realty Trust	11,760	122,892
LTC Properties, Inc.	2,654	93,394
Medical Properties Trust, Inc	12,207	145,996
Monmouth Real Estate Investment Corp	3,342	34,623
National Health Investors, Inc.	2,137	120,805
New York Mortgage Trust, Inc	4,412	27,884
NorthStar Realty Finance Corp.	14,543	102,383
Omega Healthcare Investors, Inc.	9,961	237,570
One Liberty Properties, Inc	1,012	20,533
Parkway Properties, Inc	1,911	26,735
Pebblebrook Hotel Trust	5,402	124,786
Pennsylvania Real Estate Investment Trust	4,838	85,342
Pennymac Mortgage Investment Trust	5,239	132,494
Potlatch Corp.	3,631	142,299
PS Business Parks, Inc	1,620	105,268
RAIT Financial Trust	4,493	25,385
Ramco-Gershenson Properties Trust	4,128	54,944
Redwood Trust, Inc.	6,814	115,088
Resource Capital Corp.	8,830	49,448
Retail Opportunity Investments Corp	4,307	55,388
RLJ Lodging Trust	9,607	186,088
Rouse Properties, Inc.	1,994	33,738
Ryman Hospitality Properties, Inc.	2,938	112,995
Sabra Healthcare REIT, Inc.	3,180	69,070
Saul Centers, Inc	656	28,070
Select Income REIT	829	20,534
Sovran Self Storage, Inc.	2,611	162,143
Spirit Realty Capital, Inc	2,964	52,700
STAG Industrial, Inc.	2,767	49,723
Starwood Property Trust, Inc	12,043	276,507
Strategic Hotels & Resorts, Inc.*	16,115	103,136
Summit Hotel Properties, Inc.	3,791	36,016

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 42

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Real Estate Investment Trusts - Cont’d
Sun Communities, Inc	2,633	$105,030
Sunstone Hotel Investors, Inc.*	12,147	130,094
Terreno Realty Corp.	1,208	18,652
Two Harbors Investment Corp	26,258	290,939
UMH Properties, Inc.	1,025	10,588
Universal Health Realty Income Trust	985	49,851
Urstadt Biddle Properties, Inc	2,125	41,820
Washington Real Estate Investment Trust	5,971	156,142
Western Asset Mortgage Capital Corp.	1,663	32,878
Whitestone REIT	1,229	17,267
Winthrop Realty Trust	2,311	25,537
		8,817,973

Real Estate Management & Development - 0.2%
AV Homes, Inc.*	824	11,717
Consolidated-Tomoka Land Co	345	10,698
Forestar Group, Inc.*	3,184	55,179
Kennedy-Wilson Holdings, Inc	3,832	53,571
Tejon Ranch Co.*	1,147	32,208
Thomas Properties Group, Inc	2,899	15,684
Zillow, Inc.*	338	9,380
		188,437

Road & Rail - 1.1%
Amerco, Inc.	746	94,600
Arkansas Best Corp.	2,213	21,134
Avis Budget Group, Inc.*	9,557	189,420
Celadon Group, Inc.	1,805	32,617
Genesee & Wyoming, Inc.*	3,928	298,842
Heartland Express, Inc.	4,411	57,652
Knight Transportation, Inc.	5,197	76,032
Marten Transport Ltd	1,347	24,771
Old Dominion Freight Line, Inc.*	6,415	219,906
Patriot Transportation Holding, Inc.*	453	12,879
Quality Distribution, Inc.*	1,924	11,544
Roadrunner Transportation Systems, Inc.*	984	17,850
Saia, Inc.*	1,442	33,339
Swift Transportation Co.*	7,111	64,852
Universal Truckload Services, Inc.	475	8,669
Werner Enterprises, Inc.	3,982	86,290
Zipcar, Inc.*	2,420	19,941
		1,270,338

Semiconductors & Semiconductor Equipment - 3.3%
Advanced Energy Industries, Inc.*	3,684	50,876
Alpha & Omega Semiconductor Ltd.*	1,207	10,139
Amkor Technology, Inc.*	7,182	30,523
Anadigics, Inc.*	6,771	17,063
Applied Micro Circuits Corp.*	5,726	48,098
ATMI, Inc.*	2,756	57,545
Axcelis Technologies, Inc.*	9,665	13,434

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 43

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Semiconductors & Semiconductor Equipment - Cont’d
AXT, Inc.*	2,876	$8,082
Brooks Automation, Inc	5,690	45,804
Cabot Microelectronics Corp	2,121	75,317
Cavium, Inc.*	4,476	139,696
Ceva, Inc.*	1,987	31,295
Cirrus Logic, Inc.*	5,807	168,229
Cohu, Inc	2,037	22,081
Cymer, Inc.*	2,786	251,938
Diodes, Inc.*	3,196	55,451
DSP Group, Inc.*	2,403	13,841
Entegris, Inc.*	12,359	113,456
Entropic Communications, Inc.*	7,041	37,247
Exar Corp.*	3,348	29,797
First Solar, Inc.*	5,422	167,431
Formfactor, Inc.*	4,374	19,945
GSI Technology, Inc.*	2,002	12,553
GT Advanced Technologies, Inc.*	10,346	31,245
Hittite Microwave Corp.*	2,837	176,178
Inphi Corp.*	1,686	16,152
Integrated Device Technology, Inc.*	12,177	88,892
Integrated Silicon Solution, Inc.*	2,404	21,636
Intermolecular, Inc.*	805	7,165
International Rectifier Corp.*	6,230	110,458
Intersil Corp.	11,475	95,128
IXYS Corp.	2,094	19,139
Kopin Corp.*	6,180	20,579
Lattice Semiconductor Corp.*	10,150	40,498
LTX-Credence Corp.*	4,282	28,090
M/A-COM Technology Solutions Holdings, Inc.*	547	8,189
Mattson Technology, Inc.*	5,265	4,423
MaxLinear, Inc.*	1,994	10,010
MEMC Electronic Materials, Inc.*	20,782	66,710
Micrel, Inc.	4,448	42,256
Microsemi Corp.*	8,000	168,320
Mindspeed Technologies, Inc.*	2,963	13,867
MIPS Technologies, Inc.*	4,384	34,283
MKS Instruments, Inc.	4,730	121,939
Monolithic Power Systems, Inc	2,829	63,030
MoSys, Inc.*	2,517	8,759
Nanometrics, Inc.*	2,115	30,498
NeoPhotonics Corp.*	937	5,378
NVE Corp.*	408	22,640
Omnivision Technologies, Inc.*	4,424	62,290
PDF Solutions, Inc.*	2,096	28,883
Peregrine Semiconductor Corp.*	550	8,421
Pericom Semiconductor Corp.*	2,352	18,887
Photronics, Inc.*	5,437	32,405
PLX Technology, Inc.*	3,845	13,957
Power Integrations, Inc.	2,555	85,874
QuickLogic Corp.*	3,484	7,560
Rambus, Inc.*	9,941	48,512
RF Micro Devices, Inc.*	25,044	112,197

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 44

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Semiconductors & Semiconductor Equipment - Cont’d
Rubicon Technology, Inc.*	1,417	$8,658
Rudolph Technologies, Inc.*	2,894	38,924
Semtech Corp.*	5,722	165,652
Sigma Designs, Inc.*	2,722	14,018
Silicon Image, Inc.*	7,111	35,271
Spansion, Inc.*	4,135	57,518
STR Holdings, Inc.*	2,482	6,255
SunPower Corp.*	3,580	20,120
Supertex, Inc.	1,019	17,883
Tessera Technologies, Inc.	4,394	72,149
TriQuint Semiconductor, Inc.*	15,174	73,442
Ultra Clean Holdings, Inc.*	2,008	9,859
Ultratech, Inc.*	2,360	88,028
Veeco Instruments, Inc.*	3,572	105,445
Volterra Semiconductor Corp.*	2,168	37,225
		3,844,736

Software - 3.5%
Accelrys, Inc.*	4,811	43,540
ACI Worldwide, Inc.*	3,580	156,410
Actuate Corp.*	4,437	24,847
Advent Software, Inc.*	2,747	58,731
American Software, Inc.	1,795	13,929
Aspen Technology, Inc.*	8,425	232,867
AVG Technologies NV*	692	10,954
Blackbaud, Inc.	4,064	92,781
Bottomline Technologies, Inc.*	3,147	83,049
BroadSoft, Inc.*	2,474	89,880
Callidus Software, Inc.*	2,464	11,187
Commvault Systems, Inc.*	4,022	280,374
Comverse Technology, Inc.*	19,723	75,736
Comverse, Inc.*	1,972	56,261
Digimarc Corp	626	12,958
Ebix, Inc.	2,498	40,143
Ellie Mae, Inc.*	2,233	61,966
Eloqua, Inc.*	800	18,872
Envivio, Inc.*	698	1,187
EPIQ Systems, Inc.	2,837	36,257
ePlus, Inc.	291	12,030
Exa Corp.*	550	5,351
Fair Isaac Corp	3,024	127,099
FalconStor Software, Inc.*	2,372	5,527
FleetMatics Group plc*	798	20,078
Glu Mobile, Inc.*	4,867	11,145
Guidance Software, Inc.*	1,234	14,648
Guidewire Software, Inc.*	1,744	51,832
Imperva, Inc.*	876	27,620
Infoblox, Inc.*	699	12,561
Interactive Intelligence Group, Inc.*	1,211	40,617
Jive Software, Inc.*	1,318	19,151
Manhattan Associates, Inc.*	1,786	107,767
Mentor Graphics Corp.*	8,386	142,730

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 45

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Software - Cont’d
MicroStrategy, Inc.*	767	$71,622
Monotype Imaging Holdings, Inc	3,293	52,622
Netscout Systems, Inc.*	3,307	85,949
Parametric Technology Corp.*	10,766	242,343
Pegasystems, Inc	1,548	35,109
Pervasive Software, Inc.*	1,192	10,621
Progress Software Corp.*	5,508	115,613
Proofpoint, Inc.*	570	7,017
PROS Holdings, Inc.*	1,967	35,976
QAD, Inc	409	5,890
QLIK Technologies, Inc.*	7,686	166,940
Qualys, Inc.*	774	11,447
RealPage, Inc.*	3,226	69,585
Rosetta Stone, Inc.*	971	11,982
Sapiens International Corp. NV*	1,230	4,920
Seachange International, Inc.*	2,173	21,013
Sourcefire, Inc.*	2,661	125,652
SS&C Technologies Holdings, Inc.*	3,050	70,516
Synchronoss Technologies, Inc.*	2,488	52,472
Take-Two Interactive Software, Inc.*	7,040	77,510
Tangoe, Inc.*	2,685	31,871
TeleNav, Inc.*	1,354	10,805
TiVo, Inc.*	11,227	138,317
Tyler Technologies, Inc.*	2,711	131,321
Ultimate Software Group, Inc.*	2,398	226,395
VASCO Data Security International, Inc.*	2,346	19,143
Verint Systems, Inc.*	1,962	57,604
VirnetX Holding Corp.*	3,778	110,620
Websense, Inc.*	3,283	49,376
		4,050,336

Specialty Retail - 3.3%
Aeropostale, Inc.*	7,078	92,085
America’s Car-Mart, Inc.*	726	29,418
ANN, Inc.*	4,278	144,768
Asbury Automotive Group, Inc.*	2,543	81,452
Barnes & Noble, Inc.*	2,386	36,005
Bebe Stores, Inc.	3,035	12,110
Big 5 Sporting Goods Corp.	1,497	19,611
Body Central Corp.*	1,439	14,332
Brown Shoe Co., Inc.	3,799	69,788
Cabela’s, Inc.*	4,200	175,350
Casual Male Retail Group, Inc.*	3,868	16,246
Cato Corp	2,436	66,819
Citi Trends, Inc.*	1,298	17,860
Conn’s, Inc.*	1,500	46,020
Destination Maternity Corp.	1,034	22,293
Express, Inc.*	8,054	121,535
Finish Line, Inc	4,450	84,239
Five Below, Inc.*	975	31,239
Francesca’s Holdings Corp.*	3,132	81,307
Genesco, Inc.*	2,204	121,220

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 45

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Specialty Retail - Cont’d
Group 1 Automotive, Inc.	2,064	$127,947
Haverty Furniture Co.’s, Inc.	1,689	27,548
hhgregg, Inc.*	1,366	9,589
Hibbett Sports, Inc.*	2,402	126,585
HOT Topic, Inc.	4,130	39,855
Jos A Bank Clothiers, Inc.*	2,506	106,705
Kirkland’s, Inc.*	1,302	13,788
Lithia Motors, Inc	2,010	75,214
Lumber Liquidators Holdings, Inc.*	2,479	130,966
MarineMax, Inc.*	2,047	18,300
Mattress Firm Holding Corp.*	991	24,309
Men’s Wearhouse, Inc.	4,514	140,656
Monro Muffler, Inc.	2,782	97,287
New York & Co., Inc.*	1,850	7,049
Office Depot, Inc.*	25,555	83,820
OfficeMax, Inc	7,420	72,419
Orchard Supply Hardware Stores Corp.*	171	1,267
Penske Automotive Group, Inc	3,866	116,328
Perfumania Holdings, Inc.*	457	2,248
Pier 1 Imports, Inc	8,746	174,920
RadioShack Corp.	8,952	18,978
Rent-A-Center, Inc.	5,349	183,792
Restoration Hardware Holdings, Inc.*	490	16,528
Rue21, Inc.*	1,285	36,481
Select Comfort Corp.*	5,106	133,624
Shoe Carnival, Inc	1,423	29,157
Sonic Automotive, Inc.	3,796	79,298
Stage Stores, Inc	2,657	65,840
Stein Mart, Inc	2,802	21,127
Systemax, Inc.	1,000	9,650
Teavana Holdings, Inc.*	588	9,114
The Buckle, Inc.	2,498	111,511
The Childrens Place Retail Stores, Inc.*	2,185	96,774
The Pep Boys-Manny, Moe & Jack	4,589	45,110
Tilly’s, Inc.*	827	11,156
Vitamin Shoppe, Inc.*	2,651	152,061
West Marine, Inc.*	1,507	16,200
Wet Seal, Inc.*	7,596	20,965
Winmark Corp.	223	12,711
Zumiez, Inc.*	1,972	38,277
		3,788,851

Textiles, Apparel & Luxury Goods - 1.4%
Cherokee, Inc	800	10,968
Columbia Sportswear Co.	1,104	58,909
CROCS, Inc.*	8,096	116,501
Culp, Inc	785	11,783
Delta Apparel, Inc.*	555	7,759
Fifth & Pacific Co.’s, Inc.*	9,789	121,873
G-III Apparel Group Ltd.*	1,354	46,347
Iconix Brand Group, Inc.*	6,382	142,446
Jones Group, Inc	7,393	81,767

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 47

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Textiles, Apparel & Luxury Goods - Cont’d
K-Swiss, Inc.*	2,719	$9,136
Maidenform Brands, Inc.*	2,005	39,077
Movado Group, Inc.	1,614	49,518
Oxford Industries, Inc	1,261	58,460
Perry Ellis International, Inc.	933	18,567
Quiksilver, Inc.*	11,336	48,178
RG Barry Corp.	783	11,095
Skechers U.S.A., Inc.*	3,408	63,048
Steven Madden Ltd.*	3,536	149,467
True Religion Apparel, Inc.	2,223	56,509
Tumi Holdings, Inc.*	1,943	40,512
Unifi, Inc.*	1,199	15,599
Vera Bradley, Inc.*	1,814	45,531
Warnaco Group, Inc.*	3,695	264,451
Wolverine World Wide, Inc.	4,349	178,222
		1,645,723

Thrifts & Mortgage Finance - 1.6%
Astoria Financial Corp.	7,553	70,696
Bank Mutual Corp	4,721	20,300
BankFinancial Corp.	1,984	14,721
Beneficial Mutual Bancorp, Inc.*	2,733	25,964
Berkshire Hills Bancorp, Inc.	1,996	47,625
BofI Holding, Inc.*	892	24,860
Brookline Bancorp, Inc.	6,306	53,601
Cape Bancorp, Inc.	943	8,195
Charter Financial Corp.	570	6,042
Clifton Savings Bancorp, Inc.	836	9,422
Dime Community Bancshares, Inc.	2,830	39,309
Doral Financial Corp.*	10,461	7,575
ESB Financial Corp.	871	12,081
ESSA Bancorp, Inc	931	10,139
EverBank Financial Corp.	2,011	29,984
Federal Agricultural Mortgage Corp., Class C	895	29,087
First Defiance Financial Corp.	799	15,333
First Federal Bancshares of Arkansas, Inc.*	313	3,052
First Financial Holdings, Inc	1,715	22,432
First Financial Northwest, Inc.*	1,441	10,880
First Pactrust Bancorp, Inc	699	8,577
Flushing Financial Corp	2,726	41,817
Fox Chase Bancorp, Inc.	1,196	19,913
Franklin Financial Corp	1,141	18,918
Heritage Financial Group, Inc.	781	10,770
Hingham Institution for Savings	115	7,199
Home Bancorp, Inc.*	615	11,224
Home Federal Bancorp, Inc.	1,548	19,242
Home Loan Servicing Solutions, Ltd.	2,550	48,195
HomeStreet, Inc.*	746	19,060
Kearny Financial Corp.	1,413	13,777
Meridian Interstate Bancorp, Inc.*	838	14,062
MGIC Investment Corp.*	15,423	41,025
NASB Financial, Inc.*	378	8,078
Nationstar Mortgage Holdings, Inc.*	1,726	53,471

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 48

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Thrifts & Mortgage Finance - Cont’d
Northfield Bancorp, Inc	1,401	$21,365
Northwest Bancshares, Inc.	8,788	106,686
OceanFirst Financial Corp.	1,506	20,708
Ocwen Financial Corp.*	9,677	334,727
Oritani Financial Corp	3,882	59,472
Peoples Federal Bancshares, Inc.	549	9,547
Provident Financial Holdings, Inc.	876	15,330
Provident Financial Services, Inc	5,242	78,211
Provident New York Bancorp	3,407	31,719
Radian Group, Inc.	11,633	71,078
Rockville Financial, Inc	2,425	31,282
Roma Financial Corp	676	10,221
SI Financial Group, Inc.	952	10,948
Simplicity Bancorp, Inc.	815	12,184
Territorial Bancorp, Inc.	940	21,479
Tree.com, Inc	543	9,790
Trustco Bank Corp. NY	7,825	41,316
United Financial Bancorp, Inc.	1,552	24,397
ViewPoint Financial Group, Inc.	2,863	59,951
Walker & Dunlop, Inc.*	1,163	19,376
Waterstone Financial, Inc.*	658	5,132
Westfield Financial, Inc.	2,745	19,846
WSFS Financial Corp.	686	28,983
		1,840,374

Tobacco - 0.2%
Alliance One International, Inc.*	7,793	28,366
Universal Corp	2,094	104,512
Vector Group Ltd.	5,002	74,380
		207,258

Trading Companies & Distributors - 0.9%
Aceto Corp	2,638	26,486
Aircastle Ltd	5,288	66,311
Applied Industrial Technologies, Inc.	3,712	155,941
Beacon Roofing Supply, Inc.*	4,219	140,408
BlueLinx Holdings, Inc.*	2,174	6,109
CAI International, Inc.*	1,289	28,294
DXP Enterprises, Inc.*	857	42,053
Edgen Group, Inc.*	1,349	9,524
H&E Equipment Services, Inc	2,568	38,700
Houston Wire & Cable Co	1,646	20,196
Kaman Corp.	2,263	83,278
Rush Enterprises, Inc.*	2,789	57,649
SeaCube Container Leasing Ltd	1,121	21,131
TAL International Group, Inc.	2,630	95,679
Textainer Group Holdings Ltd.	1,106	34,795
Titan Machinery, Inc.*	1,521	37,569
Watsco, Inc	2,648	198,335
Willis Lease Finance Corp.*	490	7,012
		1,069,470

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Transportation Infrastructure - 0.0%
Wesco Aircraft Holdings, Inc.*	1,730	$22,853

Water Utilities - 0.3%
American States Water Co.	1,623	77,872
Artesian Resources Corp.	490	10,991
Cadiz, Inc.*	1,262	9,995
California Water Service Group	3,773	69,235
Connecticut Water Service, Inc	883	26,296
Consolidated Water Co., Inc.	1,510	11,174
Middlesex Water Co.	1,560	30,514
SJW Corp.	1,344	35,750
York Water Co	1,309	22,999
		294,826

Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc.*	1,422	10,736
Leap Wireless International, Inc.*	5,019	33,376
NTELOS Holdings Corp.	1,286	16,860
Shenandoah Telecommunications Co.	2,077	31,799
USA Mobility, Inc.	1,934	22,589
		115,360

Total Equity Securities (Cost $96,377,555)		107,086,946

CLOSED-END FUNDS - 0.0%
Firsthand Technology Value Fund, Inc.*	770	13,429

Total Closed-End Funds (Cost $14,654)		13,429

EXCHANGE TRADED FUNDS - 3.7%
iSares Russell 2000 Index Fund	50,500	4,256,645

Total Exchange Traded Funds (Cost $3,946,198)		4,256,645

	PRINCIPAL
U.S. TREASURY OBLIGATIONS - 0.3%	AMOUNT
United States Treasury Bills, 0.135%, 5/2/13^	$400,000	399,819

Total U.S. Treasury Obligations (Cost $399,819)		399,819

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	PRINCIPAL
TIME DEPOSIT - 3.5%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.12%, 1/2/13	$4,026,954	$4,026,954

Total Time Deposit (Cost $4,026,954)		4,026,954

TOTAL INVESTMENTS (Cost $104,765,180) - 99.7%		115,783,793
Other assets and liabilities, net - 0.3%		365,583
NET ASSETS - 100%		$116,149,376

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 1,712,319 shares outstanding		$95,278,236
Class F: 148,730 shares outstanding		8,118,760
Undistributed net investment income		432,795
Accumulated net realized gain (loss)		1,229,040
Net unrealized appreciation (depreciation)		11,090,545

NET ASSETS		$116,149,376

NET ASSET VALUE PER SHARE
Class I (based on net assets of $106,826,653)		$62.39
Class F (based on net assets of $9,322,723)		$62.68

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
E-Mini Russell 2000 Index^	58	3/13	$4,910,280	$71,932

(b) This security was valued by the Board of Directors. See Note A.

^ Futures collateralized by $400,000 par value of U.S. Treasury Bills.

* Non-income producing security.

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $2,331)	$2,320,173
Interest income	4,683
Total investment income	2,324,856

Expenses:
Investment advisory fee	381,032
Transfer agency fees and expenses	9,649
Accounting fees	17,572
Distribution Plan expenses:
Class F	16,505
Directors’ fees and expenses	20,078
Administrative fees	108,866
Custodian fees	101,540
Reports to shareholders	80,306
Professional fees	27,409
Contract Services	80,986
Miscellaneous	2,659
Total expenses	846,602
Reimbursement from Advisor:
Class F	(4,071)
Class I	(27,125)
Fees paid indirectly	(85)
Net expenses	815,321

NET INVESTMENT INCOME	1,509,535

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,673,014
Foreign currency transactions	20
Futures	450,046
3,123,080

Change in unrealized appreciation (depreciation) on:
Investments	10,707,528
Futures	35,972
10,743,500

NET REALIZED AND UNREALIZED
GAIN (LOSS)	13,866,580

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$15,376,115

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$1,509,535	$656,297
Net realized gain (loss)	3,123,080	9,369,032
Change in unrealized appreciation (depreciation)	10,743,500	(13,743,820)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,376,115	(3,718,491)

Distributions to shareholders from:
Net investment income:
Class I shares	(1,018,220)	(492,285)
Class F shares	(67,214)	(19,554)
Net realized gain:
Class I shares	(5,221,430)	(3,238,579)
Class F shares	(453,031)	(237,421)
Total distributions	(6,759,895)	(3,987,839)

Capital share transactions:
Shares sold:
Class I shares	16,410,178	10,833,216
Class F shares	3,742,501	2,963,381
Reinvestment of distributions:
Class I shares	6,239,650	3,730,864
Class F shares	520,244	256,975
Shares redeemed:
Class I shares	(14,211,941)	(36,390,404)
Class F shares	(2,130,325)	(2,032,960)
Total capital share transactions	10,570,307	(20,638,928)

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,186,527	(28,345,258)

NET ASSETS
Beginning of year	96,962,849	125,308,107
End of year (including undistributed net investment income
of $432,795 and $174,753, respectively)	$116,149,376	$96,962,849

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	264,916	177,433
Class F shares	59,388	47,428
Reinvestment of distributions:
Class I shares	102,122	64,593
Class F shares	8,474	4,431
Shares redeemed:
Class I shares	(227,142)	(562,700)
Class F shares	(34,194)	(33,065)
Total capital share activity	173,564	(301,880)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded funds and closed-end funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to

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calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2012, securities valued at $16 or 0% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Equity securities**	$107,086,930	—	$16		$107,086,946
Exchange traded funds	4,256,645	—	—		4,256,645
Closed-end funds	13,429	—	—		13,429
U.S. government obligations	—	$399,819	—		399,819
Other debt obligations	—	4,026,954	—		4,026,954
TOTAL	$111,357,004	$4,426,773	$16	*	$115,783,793

Other financial instruments***	$71,932	—	—		$71,932

*Level 3 securities represent 0.0% of net assets.

** For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

*** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/(depreciation) on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks

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associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity exposure inherent in a cash position. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Portfolio invested in E-Mini Russell 2000 Index Futures. The volume of activity has varied throughout the year with a weighted average of 18 contracts and $660,617 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this

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arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of this pronouncement will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio’s average daily net assets. Under the terms of the agreement, $33,666 was payable at year end. In addition, $26,886 was payable at year end for operating expenses paid by the Advisor during December 2012.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense caps are .95% for Class F and .74% for Class I, respectively. (Prior to May 1, 2012, the expense caps were .93% and .72%, respectively.) For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $9,619 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Distribution plans, adopted by Class F shares, allow the Portfolio to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .20% annually of average daily net assets of Class F. Under the terms of the agreement, $1,532 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $222 for the year ended December 31, 2012. Under the terms of the

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agreement, $18 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $22,385,964 and $13,110,861, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$1,085,434	$511,839
Long term capital gain	5,674,461	3,476,000
Total	$6,759,895	$3,987,839

As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$24,408,309
Unrealized (depreciation)	(13,389,054)
Net unrealized appreciation/(depreciation)	$11,019,255
Undistributed ordinary income	$448,844
Undistributed long term capital gain	$1,284,281

Federal income tax cost of investments	$104,764,538

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, passive foreign investment companies, undistributed capital gains and Section 1256 contracts.

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Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts, partnerships and foreign currency transactions.

Undistributed net investment income	($166,059)
Accumulated net realized gain (loss)	166,059

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2012.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS I SHARES	2012 (z)	2011	2010 (z)
Net asset value, beginning	$57.44	$62.98	$50.19
Income from investment operations:
Net investment income	.87	.44	.43
Net realized and unrealized gain (loss)	7.95	(3.50)	12.66
Total from investment operations	8.82	(3.06)	13.09
Distributions from:
Net investment income	(.63)	(.33)	(.30)
Net realized gain	(3.24)	(2.15)	—
Total distributions	(3.87)	(2.48)	(.30)
Total increase (decrease) in net asset value	4.95	(5.54)	12.79
Net asset value, ending	$62.39	$57.44	$62.98

Total return*	15.50%	(4.89%)	26.08%
Ratios to average net assets: A
Net investment income	1.40%	.60%	.79%
Total expenses	.76%	.79%	.82%
Expenses before offsets	.73%	.71%	.70%
Net expenses	.73%	.71%	.70%
Portfolio turnover	13%	17%	42%
Net assets, ending (in thousands)	$106,827	$90,325	$119,223

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS I SHARES		2009	2008 (z)
Net asset value, beginning		$40.42	$67.00
Income from investment operations:
Net investment income		.40	.62
Net realized and unrealized gain (loss)		10.19	(22.38)
Total from investment operations		10.59	(21.76)
Distributions from:
Net investment income		(.27)	(1.13)
Net realized gain		(.55)	(3.69)
Total distributions		(.82)	(4.82)
Total increase (decrease) in net asset value		9.77	(26.58)
Net asset value, ending		$50.19	$40.42

Total return*		26.17%	(33.95%)
Ratios to average net assets: A
Net investment income		.83%	1.13%
Total expenses		.86%	.70%
Expenses before offsets		.70%	.70%
Net expenses		.70%	.70%
Portfolio turnover		24%	30%
Net assets, ending (in thousands)		$63,320	$58,414

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS F SHARES	2012 (z)	2011	2010 (z)
Net asset value, beginning	$57.69	$63.21	$50.38
Income from investment operations:
Net investment income	.77	.25	.32
Net realized and unrealized gain (loss)	7.94	(3.44)	12.70
Total from investment operations	8.71	(3.19)	13.02
Distributions from:
Net investment income	(.48)	(.18)	(.19)
Net realized gain	(3.24)	(2.15)	—
Total distributions	(3.72)	(2.33)	(.19)
Total increase (decrease) in net asset value	4.99	(5.52)	12.83
Net asset value, ending	$62.68	$57.69	$63.21

Total return*	15.23%	(5.07%)	25.83%
Ratios to average net assets: A
Net investment income	1.23%	.42%	.58%
Total expenses	.99%	1.03%	1.06%
Expenses before offsets	.94%	.92%	.91%
Net expenses	.94%	.92%	.91%
Portfolio turnover	13%	17%	42%
Net assets, ending (in thousands)	$9,323	$6,638	$6,085

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS F SHARES		2009	2008 (z)
Net asset value, beginning		$40.55	$66.78
Income from investment operations:
Net investment income		.19	.58
Net realized and unrealized gain (loss)		10.32	(22.36)
Total from investment operations		10.51	(21.78)
Distributions from:
Net investment income		(.13)	(.76)
Net realized gain		(.55)	(3.69)
Total distributions		(.68)	(4.45)
Total increase (decrease) in net asset value		9.38	(26.23)
Net asset value, ending		$50.38	$40.55

Total return*		25.91%	(34.05%)
Ratios to average net assets: A
Net investment income		.63%	1.09%
Total expenses		1.25%	.91%
Expenses before offsets		.91%	.91%
Net expenses		.91%	.91%
Portfolio turnover		24%	30%
Net assets, ending (in thousands)		$3,299	$977

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.
Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service

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providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2012. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2012 and underperformed its Lipper index for the three- and five-year periods ended June 30, 2012. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the portfolios in the peer group on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the

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Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its af-filiates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2012 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

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In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 77	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	16	None
ALICE GRESHAM BULLOCK AGE: 62	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None
M. CHARITO KRUVANT AGE: 67	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 66	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation
ARTHUR J. PUGH AGE: 75	Director	1982 CVS 2008 CVP	Retired executive.	16	•Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK AGE: 60*	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair through 4/29/12) • Griffin Realty Corp.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.

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*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert VP EAFE International Index Portfolio

Annual Report
December 31, 2012

Calvert INVESTMENTS
an Ameritas company

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by World Asset Management, Inc., Subadvisor

PERFORMANCE

For the year ended December 31, 2012, Calvert VP EAFE International Index Portfolio (Class I) returned 17.34% versus a return of 17.90% for the MSCI Europe, Australasia, Far East (EAFE) Index. The relative underperformance was largely attributable to fees and operating expenses, which an Index does not have.

INVESTMENT CLIMATE

Equities started the year strong as global inflation remained tame, and aggressive, accommodative monetary policy by central banks around the globe helped equity markets rally hard off the lows posted in the fall of 2011. Continuously improving U.S. economic data, strong corporate earnings, and policy steps toward mitigating the sovereign debt crisis in Europe also provided support for equity markets worldwide.

Despite the eurozone entering a double-dip recession, a material slowdown in emerging markets, particularly China, and the intensifying policy stalemate in the United States, the S&P 500, Russell 1000, Russell 2000, and MSCI Emerging Markets Indices were all up for the year, returning 16.00%, 16.42%, 16.35%, and 18.63%, respectively.

Gradual Economic Recovery in the U.S. Boosted by the Housing Market

Recession in Europe and the global economic slowdown have been de-emphasizing the contribution of exports to U.S. GDP, diminishing the manufacturing sector’s ability to be the main driver of U.S. economic growth. Conveniently, improvements in the U.S. consumer sector, helped by recovery in the housing sector, filled the gap and became a more important factor for a self-sustained U.S. economic recovery.

	AVERAGE ANNUAL TOTAL RETURN
	(period ended 12.31.12)
	Class I	Class F
One year	17.34%	17.05%
Five year	-4.34%	-4.57%
Ten year	6.92%	6.69%*

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for Class I Shares is 1.00%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

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The U.S. labor market, while still weak, showed very encouraging signs of improvement during the year as the unemployment rate dropped as low as 7.8% by year end, the lowest in four years. Construction spending increased throughout the year, vehicle sales remained strong, and the U.S. service sector also continued to show signs of recovery. An improving consumer balance sheet allowed banks to increase lending. Consumer confidence showed signs of improvement while consumer spending patterns remained promising. The U.S. housing market continued to bottom out and recover during the year as historically low mortgage rates and low home prices supported housing activity.

Accommodative Policy by the Fed as Global Easing Cycle Continues

For much of the year, the Federal Open Market Committee (FOMC) maintained it was ready to act should economic conditions in the United States deteriorate and warrant further action. This so-called “Bernanke put” provided support for U.S. equity markets throughout the year, with investors believing the Fed would provide future liquidity injections if the economy faltered.

In June, the FOMC announced an extension of “Operation Twist” through the end of 2012 and later announced a third round of quantitative easing (QE3), making an open-ended commitment to purchase $40 billion of mortgage-backed securities each month until substantial improvements in the labor market could be seen. Outside the United States, the global easing cycle continued as policymakers around the globe continued their efforts toward easing monetary policies.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	10.8%
Consumer Staples	11.3%
Energy	7.6%
Exchange Traded Funds	1.1%
Financials	24.4%
Health Care	9.7%
Industrials	12.4%
Information Technology	4.4%
Materials	9.9%
Telecommunication Services	4.6%
Utilities	3.8%
Total	100%

Good Corporate Earnings Support Equity Markets

Markets also found support in a string of good corporate earnings reports throughout the year, which helped drive improvements in investor sentiment. Improvements in top-line numbers driven by the economic recovery were encouraging. However, large companies began to face headwinds in their profits linked to the eurozone and some of the largest emerging-market economies, like China and Brazil.

“Fiscal Cliff” Fears Drive Investor Uncertainty

Despite positive macroeconomic data in the United States, the fiscal cliff became a major source of concern for investors as the year-end deadline approached. Despite initial positive rhetoric from policymakers, negotiations were visibly contentious before Congress reached a last-minute deal.

Double-Dip Recession in Eurozone

Europe continued to provide a negative backdrop to investor confidence and was a drag on the global economy throughout the year. Unemployment in the euro region reached a record high of 11.7% while the Purchasing Managers Index (PMI) remained mired deep in contraction territory. With GDP contracting in the third quarter, the eurozone officially entered a recession for the second time in four years.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 5

There was some progress on the policy front, however. The LTRO (long term refinancing operation) helped the eurozone sovereign bond markets by driving down short-end yields and reducing investor perception of the probability of a tail risk event. A broad agreement to create a single bank supervisory body for the eurozone was another positive policy development. There were some notable improvements on the European sovereign debt side as yields on government debt of peripheral eurozone countries including Spain, Italy, Portugal, Ireland, and Greece declined after the European Central Bank made an open-ended commitment to purchase sovereign debt of countries under severe fiscal stress.

Economic Growth Slows in China

The Chinese economy decelerated in 2012 as foreign direct investment (FDI), one of the major drivers of economic growth in China, declined throughout the year. With export revenues deteriorating and a slumping real-estate sector, investors feared a “hard landing” for the Chinese economy. However, a slower inflation trend allowed the Chinese government to reposition its economic and monetary policy from contractionary for most of 2011 to stimulative. More recent data has suggested that China’s economic slowdown may be stabilizing.

FUND PERFORMANCE

As an index fund, the Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the MSCI EAFE Index. In pursuit of this objective, the fund employs a passive management approach and uses sampling techniques to reduce transaction costs.

The Index held shares in 22 countries at the end of 2012. Japan and the United Kingdom, which accounted for 20.9% and 23.2% of the benchmark’s holdings, respectively, were the most heavily weighted for a combined 44.1% of the Index.

The strongest gains for the year came from Belgium, Germany, and Denmark, which rose 39.6%, 32.3%, and 31.9%, respectively. Israel (-4.0%), Spain (3.5%), and Greece (5.7%) were the worst performers. At year end, the Index had the greatest exposure to the Financials sector, which comprised 22.9% of holdings. This was followed by Industrials at 12.5% and Consumer Staples at 11.8%.

During 2012, the Portfolio continued to meet its investment objective of closely tracking the total return of the Index. Since the EAFE Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses. Net asset value (NAV) rounding also may have contributed to the difference between the fund’s return during the year and the return of the EAFE Index. NAV rounding occurs because mutual fund prices are carried out only to two decimal places.

OUTLOOK

We expect continued uncertainty surrounding the looming debt-ceiling debate and budget negotiations in the United States. We remain hopeful, however, that reason will prevail and policymakers will be able to reach a compromise.

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We believe if the housing market continues to recover and gather momentum the way it did in 2012, an additional positive multiplier effect could be felt throughout the U.S. economy as consumer confidence and spending improve. At the same time, we see the eurozone’s problems continuing to drag on and negatively impacting global economic growth, although we believe this is unlikely to derail the U.S. economic recovery.

Overall, we believe 2013 could be another good year for equity markets, despite the political dysfunction in Washington. This time, however, in addition to attractive positive returns in equities, we may also see positive asset flows as retail and institutional investors gain further confidence in the U.S. economic recovery and improvements in the labor and housing markets, reversing a multi-year trend of outflows from equity funds.

January 2013

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 7

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Class I
Actual	$1,000.00	$1,136.88	$5.38

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.10	$5.08

Class F
Actual	$1,000.00	$1,135.60	$6.51

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.04	$6.15

* Expenses are equal to the Fund’s annualized expense ratio of 1.00% and 1.21%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP EAFE International Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP EAFE International Index Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP EAFE International Index Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 25, 2013

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 9

STATEMENT OF NET ASSETS
DECEMBER 31, 2012

EQUITY SECURITIES - 99.0%	SHARES	VALUE
Australia - 8.8%
AGL Energy Ltd.	7,104	$114,169
ALS Ltd.	4,430	50,395
Alumina Ltd	32,052	31,017
Amcor Ltd.	15,705	132,902
AMP Ltd	37,677	191,657
APA Group	10,768	62,204
Asciano Ltd.	12,694	62,084
ASX Ltd.	2,279	74,409
Aurizon Holdings Ltd.	22,229	87,369
Australia & New Zealand Banking Group Ltd.	35,349	926,182
Bendigo and Adelaide Bank Ltd	5,162	46,062
BGP Holdings plc (b)*	77,172	—
BHP Billiton Ltd.	41,966	1,640,166
Boral Ltd	9,782	45,029
Brambles Ltd	20,241	161,205
Caltex Australia Ltd.	1,773	35,760
Centro Retail Australia	17,648	41,816
CFS Retail Property Trust Group	25,769	51,673
Coca-Cola Amatil Ltd	7,431	104,556
Cochlear Ltd.	747	61,846
Commonwealth Bank of Australia	20,722	1,347,085
Computershare Ltd.	5,838	55,016
Crown Ltd.	5,262	58,663
CSL Ltd.	6,570	371,439
Dexus Property Group	59,831	63,488
Echo Entertainment Group Ltd	9,671	34,898
Flight Centre Ltd.	716	20,321
Fortescue Metals Group Ltd.	18,236	90,545
Goodman Group	22,147	100,833
GPT Group	18,312	70,815
Harvey Norman Holdings Ltd	6,976	13,870
Iluka Resources Ltd	5,499	53,331
Incitec Pivot Ltd.	21,198	72,091
Insurance Australia Group Ltd	27,058	133,172
Leighton Holdings Ltd	1,989	37,450
Lend Lease Group	7,082	69,049
Macquarie Group Ltd.	4,189	155,911
Metcash Ltd.	11,462	39,947
Mirvac Group	44,584	69,530
National Australia Bank Ltd.	29,585	774,327
Newcrest Mining Ltd	9,956	232,621
Orica Ltd.	4,758	125,215
Origin Energy Ltd	14,187	173,750
OZ Minerals Ltd	3,949	28,140
Qantas Airways Ltd.*	14,578	22,939
QBE Insurance Group Ltd.	15,379	176,158
Ramsay Health Care Ltd	1,725	49,046
Rio Tinto Ltd.	5,671	395,028
Santos Ltd	12,436	145,757
Shopping Centres Australasia Property Group*	3,104	4,839

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Australia - Cont’d
Sims Metal Management Ltd	2,177	$21,241
Sonic Healthcare Ltd.	4,853	67,819
SP AusNet	21,532	24,749
Stockland	28,674	105,797
Suncorp Group Ltd	16,745	178,169
Sydney Airport	2,422	8,554
TABCORP Holdings Ltd.	9,362	29,943
Tatts Group Ltd	17,611	55,493
Telstra Corp. Ltd.	56,681	258,410
Toll Holdings Ltd.	8,948	42,869
Transurban Group	17,121	108,821
Treasury Wine Estates Ltd.	8,423	41,513
Wesfarmers Ltd. PPS	13,100	505,897
Westfield Group	27,949	308,638
Westfield Retail Trust	37,762	118,940
Westpac Banking Corp.	40,087	1,096,760
Whitehaven Coal Ltd	5,850	21,649
Woodside Petroleum Ltd.	8,578	305,951
Woolworths Ltd	16,038	490,565
WorleyParsons Ltd	2,678	66,115
		12,763,668

Austria - 0.3%
Andritz AG	947	60,776
Erste Group Bank AG*	2,824	90,200
IMMOFINANZ AG*	11,770	49,566
OMV AG	1,916	69,497
Raiffeisen Bank International AG	641	26,765
Telekom Austria AG	2,882	21,785
Verbund AG	894	22,116
Vienna Insurance Group AG Wiener Versicherung Gruppe	504	27,007
Voestalpine AG	1,443	53,003
		420,715

Belgium - 1.1%
Ageas SA/NV	3,006	89,587
Anheuser-Busch InBev NV	10,453	912,469
Belgacom SA	1,979	58,270
Colruyt SA	994	49,299
Delhaize Group	1,337	53,495
Groupe Bruxelles Lambert SA	1,050	82,685
KBC Groep NV	2,115	73,537
Solvay SA	771	110,864
Telenet Group Holding NV	744	34,531
UCB SA	1,431	82,234
Umicore SA	1,483	81,684
		1,628,655

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Denmark - 1.1%
AP Moeller - Maersk A/S:
Series A	7	$49,794
Series B	17	129,983
Carlsberg A/S, Series B	1,392	136,704
Coloplast A/S	1,480	72,456
Danske Bank A/S*	8,532	144,889
DSV A/S	2,403	62,593
Novo Nordisk A/S, Series B	5,300	864,647
Novozymes A/S, Series B	3,177	89,812
TDC A/S	6,501	46,020
Tryg A/S	322	24,319
William Demant Holding A/S*	332	28,462
		1,649,679

Finland - 0.8%
Elisa Oyj	1,857	41,451
Fortum Oyj	5,781	108,595
Kesko Oyj, Series B	827	27,078
Kone Oyj, Series B	2,026	149,855
Metso Oyj	1,663	72,365
Neste Oil Oyj	1,683	21,919
Nokia Oyj	48,740	191,464
Nokian Renkaat Oyj	1,446	58,121
Orion Oyj, Class B	1,261	37,022
Pohjola Bank plc	1,814	27,059
Sampo Oyj	5,454	176,169
Stora Enso Oyj, Series R	6,972	49,258
UPM-Kymmene Oyj	6,843	81,230
Wartsila Oyj Abp	2,182	96,402
		1,137,988

France - 9.0%
Accor SA	1,922	68,867
Aeroports de Paris	375	28,922
Air Liquide SA	4,060	508,226
Alstom SA	2,685	109,902
Arkema SA	812	85,283
Atos SA	715	50,892
AXA SA	23,010	415,746
BNP Paribas SA	13,053	734,951
Bouygues	2,458	72,398
Bureau Veritas SA	719	79,853
Cap Gemini SA	1,925	83,799
Carrefour SA	7,845	202,926
Casino Guichard-Perrachon SA	733	70,433
Christian Dior SA	709	122,441
Cie de Saint-Gobain	5,183	221,529
Cie Generale de Geophysique - Veritas*	2,064	62,138
Cie Generale des Etablissements Michelin	2,368	224,247
Cie Generale d’Optique Essilor International SA	2,634	266,769
CNP Assurances SA	2,093	31,846
Credit Agricole SA*	13,004	105,465

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 12

EQUITY SECURITIES - CONT’D	SHARES	VALUE
France - Cont’d
Danone SA	7,533	$497,155
Dassault Systemes SA	813	90,911
Edenred	2,205	68,494
Electricite de France SA	3,128	58,561
Eurazeo SA	377	18,269
Eutelsat Communications SA	1,670	55,389
Fonciere Des Regions	339	28,380
France Telecom SA	24,132	269,948
GDF Suez	16,621	342,081
Gecina SA	288	32,108
Groupe Eurotunnel SA	7,183	55,401
Icade SA	306	27,421
Iliad SA	288	49,520
Imerys SA	446	28,907
JC Decaux SA	873	21,046
Klepierre SA	1,298	52,260
Lafarge SA	2,430	155,539
Lagardere SCA	1,550	52,572
Legrand SA	3,085	130,065
L’Oreal SA	3,139	438,005
LVMH Moet Hennessy Louis Vuitton SA	3,307	615,572
Natixis	12,146	41,975
Pernod-Ricard SA	2,762	324,418
Peugeot SA*	3,029	22,430
PPR SA	983	183,013
Publicis Groupe	2,305	137,954
Remy Cointreau SA	292	31,887
Renault SA	2,501	137,833
Rexel SA	1,360	27,759
Safran SA	2,985	130,109
Sanofi SA	15,521	1,470,319
Schneider Electric SA	6,840	509,590
SCOR SE	2,123	57,182
Societe BIC SA	377	44,955
Societe Generale SA*	9,139	343,378
Sodexo	1,227	102,704
Suez Environnement SA	3,675	44,263
Technip SA	1,322	152,033
Thales SA	1,151	39,691
Total SA	27,704	1,432,314
Unibail-Rodamco	1,196	292,467
Vallourec SA	1,345	70,113
Veolia Environnement SA	4,416	53,771
Vinci SA	5,990	284,765
Vivendi	16,934	380,929
Wendel SA	431	44,571
Zodiac Aerospace	431	48,083
		13,042,743

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 13

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Germany - 8.6%
adidas AG	2,722	$242,313
Allianz SE	5,925	819,927
Axel Springer AG	519	22,126
BASF SE	11,954	1,122,337
Bayer AG	10,762	1,020,863
Bayerische Motoren Werke AG:
Common	4,309	415,112
Preferred	685	44,217
Beiersdorf AG	1,311	107,004
Brenntag AG	670	87,926
Celesio AG	1,117	19,215
Commerzbank AG*	49,316	93,748
Continental AG	1,431	165,392
Daimler AG	11,806	644,427
Deutsche Bank AG	12,097	526,457
Deutsche Boerse AG	2,511	153,093
Deutsche Lufthansa AG	3,007	56,459
Deutsche Post AG	11,801	258,480
Deutsche Telekom AG	36,557	414,876
E.ON SE	23,438	435,996
Fraport AG Frankfurt Airport Services Worldwide	482	28,037
Fresenius Medical Care AG & Co. KGaA	2,751	189,864
Fresenius SE & Co. KGaA	1,619	186,131
GEA Group AG	2,272	73,302
Hannover Rueckversicherung AG	792	61,577
HeidelbergCement AG	1,830	110,745
Henkel AG & Co. KGaA:
Common	1,690	115,622
Preferred	2,318	190,152
Hochtief AG*	389	22,578
Hugo Boss AG	311	32,941
Infineon Technologies AG	14,150	114,698
K+S AG	2,241	103,495
Kabel Deutschland Holding AG	1,138	85,004
Lanxess AG	1,082	94,524
Linde AG	2,407	419,294
MAN SE	550	58,746
Merck KGAA	841	110,838
Metro AG	1,702	47,130
Muenchener Rueckversicherungs AG	2,334	418,594
Porsche Automobil Holding SE, Preferred	1,992	162,143
ProSiebenSat.1 Media AG, Preferred	1,107	31,116
RWE AG:
Common	6,369	262,641
Preferred	512	19,290
Salzgitter AG	513	26,703
SAP AG	11,990	959,421
Siemens AG	10,708	1,162,569
Suedzucker AG	870	35,560
ThyssenKrupp AG	5,022	117,868
United Internet AG	1,223	26,369

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 14

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Germany - Cont’d
Volkswagen AG:
Common	384	$82,405
Preferred	1,882	427,695
		12,427,020

Greece - 0.1%
Coca Cola Hellenic Bottling Co. SA*	2,623	61,986
OPAP SA	2,933	20,986
		82,972

Hong Kong - 3.2%
AIA Group Ltd.	141,078	562,261
ASM Pacific Technology Ltd.	2,601	31,928
Bank of East Asia Ltd	17,767	69,006
BOC Hong Kong Holdings Ltd.	48,161	151,096
Cathay Pacific Airways Ltd.	15,501	28,818
Cheung Kong Holdings Ltd.	18,087	279,968
Cheung Kong Infrastructure Holdings Ltd.	6,496	39,905
CLP Holdings Ltd.	23,487	197,684
First Pacific Co. Ltd	27,850	30,857
Galaxy Entertainment Group Ltd.*	24,554	97,782
Genting Singapore plc	79,391	90,845
Hang Lung Properties Ltd.	29,112	116,725
Hang Seng Bank Ltd	9,953	153,758
Henderson Land Development Co. Ltd	12,500	89,044
HKT Trust / HKT Ltd	29,229	28,682
Hong Kong & China Gas Co. Ltd.	67,865	186,127
Hong Kong Exchanges and Clearing Ltd.	13,363	230,212
Hopewell Holdings	7,476	32,326
Hutchison Whampoa Ltd.	27,744	294,319
Hysan Development Co. Ltd.	8,352	40,445
Kerry Properties Ltd	9,446	49,277
Li & Fung Ltd.	76,133	137,174
Link REIT	29,731	148,891
MGM China Holdings Ltd.	12,017	21,991
MTR Corp. Ltd.	18,828	74,531
New World Development Co. Ltd.	47,169	74,150
Noble Group Ltd	50,628	48,822
NWS Holdings Ltd	17,805	30,390
Orient Overseas International Ltd	2,876	18,956
PCCW Ltd.	52,537	23,209
Power Assets Holdings Ltd.	18,055	154,968
Sands China Ltd.	31,436	141,021
Shangri-La Asia Ltd.	19,804	39,905
Sino Land Co	38,471	69,274
SJM Holdings Ltd.	25,265	59,455
Sun Hung Kai Properties Ltd	20,426	309,356
Swire Pacific Ltd.	8,839	109,842
Swire Properties Ltd	15,227	51,207
Wharf Holdings Ltd.	19,712	156,098
Wheelock & Co. Ltd.	12,009	60,957
Wing Hang Bank Ltd.	2,354	24,816

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 15

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Hong Kong - Cont’d
Wynn Macau Ltd.*	20,441	$56,334
Yue Yuen Industrial Holdings Ltd.	9,746	32,902
		4,645,314

Ireland - 0.4%
CRH plc	9,400	194,844
Elan Corp. plc*	6,561	67,684
Experian plc	13,139	212,513
James Hardie Industries plc	5,723	55,408
Kerry Group plc	1,942	102,970
Prothena Corp. plc*	160	1,173
Ryanair Holdings plc	2,499	15,552
		650,144

Israel - 0.5%
Bank Hapoalim BM*	13,896	59,794
Bank Leumi Le-Israel BM*	16,301	55,753
Bezeq Israeli Telecommunication Corp. Ltd.	24,792	28,636
Delek Group Ltd.	59	13,903
Israel Chemicals Ltd	5,795	69,876
Israel Corp. Ltd	30	19,705
Mellanox Technologies Ltd.*	453	27,274
Mizrahi Tefahot Bank Ltd.*	1,623	16,771
NICE Systems Ltd.*	792	26,540
Teva Pharmaceutical Industries Ltd.	12,275	459,534
		777,786

Italy - 2.2%
Assicurazioni Generali SpA	15,197	276,899
Atlantia SpA	4,306	78,012
Banca Monte dei Paschi di Siena SpA*	81,276	25,072
Banco Popolare SC*	23,164	38,730
Enel Green Power SpA	22,986	42,942
Enel SpA	85,669	356,024
ENI SpA	33,109	815,886
Exor SpA	842	21,192
Fiat Industrial SpA	11,138	121,988
Fiat SpA*	11,072	55,865
Finmeccanica SpA*	5,315	30,769
Intesa Sanpaolo SpA	131,137	226,618
Intesa Sanpaolo SpA-RSP	12,248	17,355
Luxottica Group SpA	2,142	88,905
Mediobanca SpA	6,786	41,988
Pirelli & C. SpA	3,124	35,802
Prysmian SpA	2,675	54,061
Saipem SpA	3,446	133,549
Snam SpA	22,006	102,217
Telecom Italia SpA	122,234	110,368
Telecom Italia SpA - RSP	78,430	61,994
Terna Rete Elettrica Nazionale SpA	17,004	68,023
UniCredit SpA*	52,723	260,065
Unione di Banche Italiane SCPA	11,149	51,946
		3,116,270

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 16

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - 19.8%
ABC-Mart, Inc	346	$15,041
Acom Co. Ltd.*	519	14,927
Advantest Corp.	1,965	31,010
Aeon Co. Ltd.	7,813	89,302
Aeon Credit Service Co. Ltd.	847	17,100
Aeon Mall Co. Ltd	951	23,244
Air Water, Inc	1,932	24,590
Aisin Seiki Co. Ltd	2,492	77,714
Ajinomoto Co., Inc	8,395	111,069
Alfresa Holdings Corp.	511	19,968
All Nippon Airways Co. Ltd.	15,102	31,660
Amada Co. Ltd.	4,687	30,496
Aozora Bank Ltd.	7,586	23,308
Asahi Glass Co. Ltd.	13,128	95,374
Asahi Group Holdings Ltd	5,035	106,722
Asahi Kasei Corp	16,429	97,013
Asics Corp	1,969	29,996
Astellas Pharma, Inc	5,786	259,900
Bank of Kyoto Ltd.	4,233	35,612
Benesse Holdings, Inc.	889	36,845
Bridgestone Corp.	8,466	219,435
Brother Industries Ltd	3,098	33,423
Calbee, Inc	212	14,922
Canon, Inc	14,755	578,690
Casio Computer Co. Ltd.	2,905	25,473
Central Japan Railway Co.	1,876	152,202
Chiba Bank Ltd.	9,629	56,333
Chiyoda Corp.	2,051	29,366
Chubu Electric Power Co., Inc.	8,385	111,877
Chugai Pharmaceutical Co. Ltd.	2,913	55,825
Chugoku Bank Ltd.	2,278	31,798
Chugoku Electric Power Co., Inc.	3,899	61,140
Citizen Holdings Co. Ltd.	3,451	18,242
Coca-Cola West Co. Ltd	802	12,347
Cosmo Oil Co. Ltd	7,794	17,297
Credit Saison Co. Ltd.	2,051	51,286
Dai Nippon Printing Co. Ltd.	7,360	57,675
Daicel Corp.	3,834	25,367
Daido Steel Co. Ltd.	3,709	18,616
Daihatsu Motor Co. Ltd.	2,524	49,921
Dai-ichi Life Insurance Co. Ltd.	110	154,766
Daiichi Sankyo Co. Ltd.	8,766	134,458
Daikin Industries Ltd	3,051	104,828
Dainippon Sumitomo Pharma Co. Ltd	2,090	25,107
Daito Trust Construction Co. Ltd	944	88,827
Daiwa House Industry Co. Ltd	6,636	114,177
Daiwa Securities Group, Inc.	21,629	120,460
Dena Co. Ltd	1,373	45,143
Denki Kagaku Kogyo K K	6,311	21,599
Denso Corp.	6,328	220,170
Dentsu, Inc.	2,353	63,202
Don Quijote Co. Ltd	702	25,716

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 17

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
East Japan Railway Co.	4,425	$286,088
Eisai Co. Ltd	3,280	136,946
Electric Power Development Co. Ltd	1,531	36,291
FamilyMart Co. Ltd	741	30,501
FANUC Corp	2,493	463,581
Fast Retailing Co. Ltd	690	175,232
Fuji Electric Co. Ltd.	7,353	18,138
Fuji Heavy Industries Ltd.	7,641	96,204
FUJIFILM Holdings Corp	6,028	121,406
Fujitsu Ltd.	24,247	101,799
Fukuoka Financial Group, Inc.	10,163	40,675
Furukawa Electric Co. Ltd.*	8,353	18,767
Gree, Inc.	1,216	18,852
GS Yuasa Corp.	4,617	18,583
Gunma Bank Ltd.	5,084	24,734
Hachijuni Bank Ltd.	5,475	27,482
Hakuhodo DY Holdings, Inc	306	19,806
Hamamatsu Photonics KK	926	33,405
Hankyu Hanshin Holdings, Inc	14,892	76,876
Hino Motors Ltd.	3,396	30,451
Hirose Electric Co. Ltd.	379	45,373
Hisamitsu Pharmaceutical Co., Inc.	812	40,259
Hitachi Chemical Co. Ltd.	1,368	20,389
Hitachi Construction Machinery Co. Ltd	1,412	29,639
Hitachi High-Technologies Corp	814	16,840
Hitachi Ltd.	60,361	355,212
Hitachi Metals Ltd	2,166	18,316
Hokkaido Electric Power Co., Inc.	2,403	29,178
Hokuriku Electric Power Co	2,210	26,127
Honda Motor Co. Ltd.	21,218	782,017
HOYA Corp.	5,661	111,453
Hulic Co. Ltd.	3,139	21,314
Ibiden Co. Ltd.	1,585	25,299
Idemitsu Kosan Co. Ltd	288	25,082
IHI Corp.	17,342	44,573
INPEX Corp	28	149,423
Isetan Mitsukoshi Holdings Ltd	4,494	43,738
Isuzu Motors Ltd.	15,459	92,082
ITOCHU Corp.	19,596	206,841
Itochu Techno-Solutions Corp.	316	13,021
Iyo Bank Ltd	3,189	25,168
J Front Retailing Co. Ltd	6,339	34,947
Japan Airlines Co. Ltd.*	758	32,442
Japan Petroleum Exploration Co.	375	13,105
Japan Prime Realty Investment Corp.	10	28,850
Japan Real Estate Investment Corp.	7	68,657
Japan Retail Fund Investment Corp	26	47,689
Japan Steel Works Ltd.	4,147	26,864
Japan Tobacco, Inc.	11,713	330,190
JFE Holdings, Inc.	6,397	120,594
JGC Corp.	2,697	84,013
Joyo Bank Ltd	8,577	40,529

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 18

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
JSR Corp.	2,352	$44,431
JTEKT Corp	2,921	27,855
Jupiter Telecommunications Co. Ltd	26	32,294
JX Holdings, Inc.	29,231	164,626
Kajima Corp.	11,110	36,692
Kamigumi Co. Ltd	2,949	23,409
Kaneka Corp	3,677	18,492
Kansai Electric Power Co., Inc	9,774	102,687
Kansai Paint Co. Ltd	2,864	30,844
Kao Corp.	6,848	178,410
Kawasaki Heavy Industries Ltd.	18,666	50,723
KDDI Corp.	3,502	247,350
Keikyu Corp.	6,101	53,993
Keio Corp.	7,528	56,127
Keisei Electric Railway Co. Ltd	3,623	30,581
Keyence Corp.	593	163,653
Kikkoman Corp.	2,190	31,282
Kinden Corp	1,747	11,327
Kintetsu Corp.	21,156	86,542
Kirin Holdings Co. Ltd.	11,303	132,807
Kobe Steel Ltd.*	32,733	41,794
Koito Manufacturing Co. Ltd.	1,267	18,475
Komatsu Ltd.	12,155	311,022
Konami Corp	1,307	29,384
Konica Minolta Holdings, Inc.	6,285	45,277
Kubota Corp	14,225	163,371
Kuraray Co. Ltd	4,526	59,253
Kurita Water Industries Ltd.	1,482	32,559
Kyocera Corp	1,991	180,536
Kyowa Hakko Kirin Co. Ltd.	3,407	33,644
Kyushu Electric Power Co., Inc.	5,554	63,397
Lawson, Inc	761	51,725
LIXIL Group Corp.	3,463	77,113
M3, Inc	8	12,716
Mabuchi Motor Co. Ltd.	314	13,386
Makita Corp.	1,471	68,416
Marubeni Corp.	21,488	153,976
Marui Group Co. Ltd.	2,929	23,436
Maruichi Steel Tube Ltd	617	14,129
Mazda Motor Corp.*	35,133	71,738
McDonald’s Holdings Company (Japan), Ltd.	873	23,027
Medipal Holdings Corp.	1,927	21,231
MEIJI Holdings Co. Ltd	772	33,459
Miraca Holdings, Inc.	730	29,391
Mitsubishi Chemical Holdings Corp.	17,644	88,007
Mitsubishi Corp	18,292	351,583
Mitsubishi Electric Corp.	25,151	214,059
Mitsubishi Estate Co. Ltd.	16,286	389,316
Mitsubishi Gas Chemical Co., Inc.	5,080	31,124
Mitsubishi Heavy Industries Ltd.	39,517	191,085
Mitsubishi Logistics Corp.	1,501	21,530
Mitsubishi Materials Corp.	14,680	50,035

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 19

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Mitsubishi Motors Corp.*	50,919	$52,631
Mitsubishi Tanabe Pharma Corp.	2,949	38,448
Mitsubishi UFJ Financial Group, Inc.	165,847	892,394
Mitsubishi UFJ Lease & Finance Co. Ltd	764	32,857
Mitsui & Co. Ltd.	22,616	338,322
Mitsui Chemicals, Inc.	10,739	28,049
Mitsui Fudosan Co. Ltd	10,898	266,235
Mitsui OSK Lines Ltd.	13,733	40,922
Mizuho Financial Group, Inc.	297,416	544,134
MS&AD Insurance Group Holdings	6,593	131,711
Murata Manufacturing Co. Ltd.	2,638	155,577
Nabtesco Corp.	1,335	29,541
Namco Bandai Holdings, Inc	2,246	29,127
NEC Corp.*	34,585	72,820
Nexon Co. Ltd.*	1,396	14,089
NGK Insulators Ltd	3,514	41,324
NGK Spark Plug Co. Ltd.	2,262	30,059
NHK Spring Co. Ltd	2,083	17,164
Nidec Corp.	1,416	82,796
Nikon Corp.	4,434	130,900
Nintendo Co. Ltd.	1,382	147,451
Nippon Building Fund, Inc.	7	72,168
Nippon Electric Glass Co. Ltd	4,721	26,822
Nippon Express Co. Ltd.	11,162	46,101
Nippon Meat Packers, Inc.	2,250	30,974
Nippon Paper Group, Inc	1,297	18,029
Nippon Steel & Sumitomo Metal Corp	98,948	243,377
Nippon Telegraph & Telephone Corp.	5,683	238,708
Nippon Yusen KK	21,026	49,481
Nishi-Nippon City Bank Ltd	8,895	21,912
Nissan Motor Co. Ltd.	32,360	307,126
Nisshin Seifun Group, Inc.	2,477	30,993
Nissin Foods Holdings Co. Ltd.	771	29,233
Nitori Holdings Co. Ltd.	434	31,770
Nitto Denko Corp.	2,148	105,677
NKSJ Holdings, Inc	4,865	103,603
NOK Corp.	1,364	21,130
Nomura Holdings, Inc	47,263	279,038
Nomura Real Estate Holdings, Inc.	1,250	23,845
Nomura Real Estate Office Fund, Inc	3	17,212
Nomura Research Institute Ltd	1,329	27,509
NSK Ltd.	5,792	41,273
NTT Data Corp.	16	50,023
NTT DoCoMo, Inc.	198	284,341
NTT Urban Development Corp	15	14,486
Obayashi Corp	8,529	48,006
Odakyu Electric Railway Co. Ltd.	8,153	84,812
Oji Holdings Corp	10,098	34,870
Olympus Corp.*	2,850	55,313
Omron Corp	2,669	63,994
Ono Pharmaceutical Co. Ltd.	1,073	54,753
Oracle Corp. Japan	500	20,838

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 20

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Oriental Land Co. Ltd.	650	$78,541
ORIX Corp	1,363	153,791
Osaka Gas Co. Ltd	24,404	88,636
Otsuka Corp.	207	15,661
Otsuka Holdings Co. Ltd.	4,719	132,478
Panasonic Corp	28,734	174,578
Park24 Co. Ltd.	1,271	20,043
Rakuten, Inc.	9,449	73,686
Resona Holdings, Inc	24,549	111,294
Ricoh Co. Ltd.	8,240	87,536
Rinnai Corp.	427	29,009
Rohm Co. Ltd.	1,266	41,125
Sankyo Co. Ltd	617	24,413
Sanrio Co. Ltd.	584	18,584
Santen Pharmaceutical Co. Ltd	972	37,212
SBI Holdings, Inc.	2,893	25,821
Secom Co. Ltd.	2,732	137,683
Sega Sammy Holdings, Inc.	2,525	42,644
Sekisui Chemical Co. Ltd.	5,669	49,091
Sekisui House Ltd.	7,047	77,132
Seven & I Holdings Co. Ltd	9,806	275,973
Seven Bank Ltd	6,779	17,856
Sharp Corp.	13,130	46,043
Shikoku Electric Power Co., Inc.	2,164	34,510
Shimadzu Corp.	3,111	20,986
Shimamura Co. Ltd.	290	28,083
Shimano, Inc	965	61,527
Shimizu Corp	7,767	29,209
Shin-Etsu Chemical Co. Ltd.	5,342	326,268
Shinsei Bank Ltd	19,687	39,417
Shionogi & Co. Ltd.	3,884	64,695
Shiseido Co. Ltd.	4,685	65,879
Shizuoka Bank Ltd	6,933	67,707
Showa Denko KK	17,992	27,509
Showa Shell Sekiyu KK	2,474	14,046
SMC Corp.	701	127,163
Softbank Corp.	11,533	421,988
Sojitz Corp	16,438	24,316
Sony Corp	13,075	146,294
Sony Financial Holdings, Inc	2,285	41,100
Square Enix Holdings Co. Ltd	833	10,525
Stanley Electric Co. Ltd.	1,891	26,916
Sumco Corp.*	1,523	14,817
Sumitomo Chemical Co. Ltd	19,391	61,176
Sumitomo Corp.	14,649	187,757
Sumitomo Electric Industries Ltd.	9,816	113,586
Sumitomo Heavy Industries Ltd.	7,264	34,692
Sumitomo Metal Mining Co. Ltd	6,812	96,122
Sumitomo Mitsui Financial Group, Inc	17,483	635,104
Sumitomo Mitsui Trust Holdings, Inc.	40,543	142,438
Sumitomo Realty & Development Co. Ltd.	4,647	154,398
Sumitomo Rubber Industries, Inc.	2,245	27,123

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 21

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Suruga Bank Ltd.	2,373	$29,147
Suzuken Co. Ltd.	925	26,065
Suzuki Motor Corp	4,746	124,062
Sysmex Corp.	946	43,340
T&D Holdings, Inc	7,539	91,880
Taiheiyo Cement Corp.	14,632	40,261
Taisei Corp.	13,479	44,557
Taisho Pharmaceutical Holdings Co. Ltd.	473	32,303
Taiyo Nippon Sanso Corp.	3,147	17,976
Takashimaya Co. Ltd	3,476	24,773
Takeda Pharmaceutical Co. Ltd.	10,277	459,249
TDK Corp.	1,602	58,252
Teijin Ltd	12,288	30,305
Terumo Corp	1,977	78,548
The Bank of Yokohama Ltd	15,496	71,926
The Hiroshima Bank Ltd	6,510	27,275
THK Co. Ltd	1,582	28,426
Tobu Railway Co. Ltd.	13,298	70,368
Toho Co. Ltd	1,489	26,223
Toho Gas Co. Ltd	5,378	28,867
Tohoku Electric Power Co., Inc.*	5,944	55,312
Tokio Marine Holdings, Inc.	9,013	251,286
Tokyo Electric Power Co., Inc.*	18,997	45,529
Tokyo Electron Ltd	2,233	102,742
Tokyo Gas Co. Ltd.	31,874	145,718
Tokyu Corp.	14,800	83,109
Tokyu Land Corp.	5,604	40,964
TonenGeneral Sekiyu KK	3,711	31,976
Toppan Printing Co. Ltd.	7,349	45,276
Toray Industries, Inc	19,110	116,522
Toshiba Corp	52,395	207,169
TOTO Ltd.	3,526	26,484
Toyo Seikan Kaisha Ltd.	1,991	26,820
Toyo Suisan Kaisha Ltd.	1,165	31,046
Toyoda Gosei Co. Ltd.	853	17,352
Toyota Boshoku Corp.	862	9,998
Toyota Industries Corp	2,120	67,668
Toyota Motor Corp.	35,900	1,675,592
Toyota Tsusho Corp	2,790	68,881
Trend Micro, Inc.	1,382	41,704
Tsumura & Co.	790	23,807
Ube Industries Ltd.	13,255	31,874
Unicharm Corp.	1,481	77,091
Ushio, Inc.	1,375	15,016
USS Co. Ltd.	288	29,851
West Japan Railway Co	2,212	87,109
Yahoo! Japan Corp	189	61,170
Yakult Honsha Co. Ltd	1,270	55,646
Yamada Denki Co. Ltd.	1,132	43,651
Yamaguchi Financial Group, Inc.	2,777	24,534
Yamaha Corp.	2,072	21,943
Yamaha Motor Co. Ltd	3,675	40,733

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 22

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Yamato Holdings Co. Ltd	4,873	$74,092
Yamato Kogyo Co. Ltd.	551	16,127
Yamazaki Baking Co. Ltd.	1,393	15,513
Yaskawa Electric Corp	2,817	27,167
Yokogawa Electric Corp	2,548	27,717
		28,585,080

Luxembourg - 0.4%
ArcelorMittal	12,189	210,772
Millicom International Cellular SA (SDR)	822	71,366
SES SA (FDR)	3,954	114,259
Tenaris SA	6,145	127,958
		524,355

Netherlands - 4.8%
Aegon NV	22,757	144,867
Akzo Nobel NV	3,100	204,335
ASML Holding NV	5,464	353,349
Corio NV	876	39,808
DE Master Blenders 1753 NV*	7,742	89,956
Delta Lloyd NV	1,804	29,990
European Aeronautic Defence and Space Co. NV	5,381	210,667
Fugro NV (CVA)	875	51,202
Gemalto NV	1,030	93,150
Heineken Holding NV	1,312	71,788
Heineken NV	2,998	199,755
ING Groep NV (CVA)*	49,850	476,176
Koninklijke Ahold NV	13,230	175,537
Koninklijke Boskalis Westminster NV	977	44,492
Koninklijke DSM NV	2,007	120,757
Koninklijke KPN NV	13,041	64,420
Koninklijke Philips Electronics NV	13,529	362,561
Koninklijke Vopak NV	915	64,445
QIAGEN NV*	3,075	55,709
Randstad Holding NV	1,571	57,928
Reed Elsevier NV	8,953	132,502
Royal Dutch Shell plc:
Series A	48,361	1,710,603
Series B	34,238	1,213,032
TNT Express NV	4,123	46,588
Unilever NV (CVA)	21,201	799,114
Wolters Kluwer NV	3,929	81,154
Ziggo NV	1,561	50,394
		6,944,279

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 23

EQUITY SECURITIES - CONT’D	SHARES	VALUE
New Zealand - 0.1%
Auckland International Airport Ltd.	12,169	$26,917
Contact Energy Ltd.*	4,748	20,498
Fletcher Building Ltd.	8,941	62,579
SKYCITY Entertainment Group Ltd	7,578	23,800
Telecom Corp. of New Zealand Ltd.	24,357	46,074
		179,868

Norway - 0.9%
Aker Solutions ASA	2,159	44,374
DnB ASA	12,719	161,933
Gjensidige Forsikring ASA	2,627	37,761
Norsk Hydro ASA	12,229	62,224
Orkla ASA	10,043	87,819
Seadrill Ltd.	4,580	168,589
StatoilHydro ASA	14,525	364,053
Telenor ASA	9,154	185,755
Yara International ASA	2,433	120,619
		1,233,127

Portugal - 0.2%
Banco Espirito Santo SA*	26,391	31,824
Energias de Portugal SA	24,839	74,581
Galp Energia SGPS SA, B Shares	3,038	47,144
Jeronimo Martins SGPS SA	2,893	55,764
Portugal Telecom SGPS SA	7,938	39,664
		248,977

Singapore - 1.7%
Ascendas Real Estate Investment Trust	24,964	48,909
CapitaCommercial Trust	25,881	35,778
CapitaLand Ltd	33,345	102,300
CapitaMall Trust	30,331	53,149
CapitaMalls Asia Ltd	17,860	28,729
City Developments Ltd	6,509	69,431
ComfortDelgro Corp. Ltd.	24,714	36,223
DBS Group Holdings Ltd	23,767	290,951
Fraser and Neave Ltd.	12,055	95,952
Global Logistic Properties Ltd	26,922	61,906
Golden Agri-Resources Ltd.	91,894	49,472
Hutchison Port Holdings Trust	68,635	54,643
Jardine Cycle & Carriage Ltd	1,388	55,226
Keppel Corp. Ltd	18,703	169,951
Keppel Land Ltd.	9,785	32,708
Olam International Ltd.:
Common	20,662	26,500
Rights (b)*	6,467	—
Oversea-Chinese Banking Corp. Ltd	33,589	270,256
SembCorp Industries Ltd	12,447	54,237
SembCorp Marine Ltd	10,955	41,708
Singapore Airlines Ltd	7,027	62,149
Singapore Exchange Ltd	11,157	64,684
Singapore Press Holdings Ltd.	20,987	69,439

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 24

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Singapore - Cont’d
Singapore Technologies Engineering Ltd.	20,072	$63,361
Singapore Telecommunications Ltd	103,753	282,174
StarHub Ltd	7,894	24,651
United Overseas Bank Ltd.	16,560	271,238
UOL Group Ltd.	6,054	29,885
Wilmar International Ltd	24,999	69,095
Yangzijiang Shipbuilding Holdings Ltd.	25,200	19,966
		2,534,671

Spain - 3.0%
Abertis Infraestructuras SA	4,772	79,441
Acciona SA	335	25,376
ACS Actividades de Construccion y Servicios SA	1,859	47,523
Amadeus IT Holding SA	4,077	102,197
Banco Bilbao Vizcaya Argentaria SA	70,917	650,327
Banco de Sabadell SA*	36,534	96,699
Banco Popular Espanol SA	69,281	53,331
Banco Santander SA	134,330	1,081,923
Bankia SA*	12,975	6,625
CaixaBank	10,640	37,156
Distribuidora Internacional de Alimentacion SA	7,957	51,073
Enagas SA	2,485	53,118
Ferrovial SA	5,250	77,322
Gas Natural SDG SA	4,558	83,255
Grifols SA*	1,941	68,216
Iberdrola SA	51,933	289,280
Inditex SA	2,839	397,300
International Consolidated Airlines Group SA, OTC*	12,185	35,972
Mapfre SA	10,112	31,176
Red Electrica de Espana SA	1,408	69,489
Repsol SA:.
Common	10,627	218,003
Rights*	10,627	6,473
Telefonica SA	53,308	723,059
Zardoya Otis SA	1,927	27,744
		4,312,078

Sweden - 3.1%
Alfa Laval AB	4,367	91,434
Assa Abloy AB, Series B	4,348	163,544
Atlas Copco AB:
Series A	8,739	241,653
Series B	5,078	124,445
Boliden AB	3,559	67,571
Electrolux AB, Series B	3,130	82,114
Elekta AB, Series B	4,784	75,358
Getinge AB, Series B	2,604	88,115
Hennes & Mauritz AB, B Shares	12,356	428,885
Hexagon AB, B Shares	3,081	77,363
Husqvarna AB, Series B	5,093	30,838
Industrivarden AB, C Shares	1,546	25,682

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 25

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Sweden - Cont’d
Investment AB Kinnevik, Series B	2,601	$54,288
Investor AB, Series B	5,928	155,308
Lundin Petroleum AB*	2,896	66,748
Nordea Bank AB	34,261	327,759
Ratos AB, Series B	2,516	24,208
Sandvik AB	13,060	209,673
Scania AB, Series B	4,164	86,507
Securitas AB, Series B	4,112	36,080
Skandinaviska Enskilda Banken AB	18,357	156,366
Skanska AB, Series B	4,945	81,269
SKF AB, Series B	5,102	128,960
Svenska Cellulosa AB, Series B	7,535	164,762
Svenska Handelsbanken AB	6,452	230,918
Swedbank AB	10,378	203,995
Swedish Match AB	2,694	90,635
Tele2 AB, Series B	4,136	74,928
Telefonaktiebolaget LM Ericsson, Series B	39,608	397,944
TeliaSonera AB	28,178	191,721
Volvo AB, Series B	18,157	250,101
		4,429,172

Switzerland - 9.2%
ABB Ltd.*	28,620	593,614
Actelion Ltd.*	1,402	67,270
Adecco SA*	1,724	91,282
Aryzta AG*	1,135	58,171
Baloise Holding AG	623	54,309
Banque Cantonale Vaudoise	39	20,681
Barry Callebaut AG*	23	22,185
Compagnie Financiere Richemont SA	6,793	542,599
Credit Suisse Group AG*	16,321	409,068
EMS-Chemie Holding AG	106	24,974
Geberit AG*	478	105,703
Givaudan SA*	108	114,374
Glencore International plc	49,554	289,088
Holcim Ltd.*	2,979	219,173
Julius Baer Group Ltd.*	2,820	101,349
Kuehne + Nagel International AG	702	85,341
Lindt & Spruengli AG:
Participation Certificate*	11	35,837
Registered Shares*	1	37,697
Lonza Group AG*	660	35,659
Nestle SA	41,971	2,732,435
Novartis AG	29,938	1,893,350
Pargesa Holding SA	354	24,471
Partners Group Holding AG	225	51,912
Roche Holding AG	9,143	1,860,623
Schindler Holding AG:
Participation Certificates	632	91,187
Registered Shares	282	39,925
SGS SA	71	157,550
Sika AG	27	62,507

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Switzerland - Cont’d
Sonova Holding AG*	639	$70,716
STMicroelectronics NV	8,372	60,973
Sulzer AG	315	49,866
Swatch Group AG:
Bearer Shares	401	206,143
Registered Shares	570	49,727
Swiss Life Holding AG*	400	53,327
Swiss Prime Site AG*	636	53,158
Swiss Re AG*	4,583	334,122
Swisscom AG	303	130,539
Syngenta AG	1,212	488,366
Transocean Ltd.	4,677	208,747
UBS AG*	47,393	744,497
Xstrata plc*	27,356	487,065
Zurich Insurance Group AG*	1,918	512,297
		13,271,877

United Kingdom - 19.7%
3i Group plc	12,753	44,628
Aberdeen Asset Management plc	11,219	66,597
Admiral Group plc	2,667	51,124
Aggreko plc	3,492	100,250
AMEC plc	4,068	66,626
Anglo American plc	18,096	578,257
Antofagasta plc	5,132	114,157
ARM Holdings plc	17,947	229,727
Associated British Foods plc	4,636	118,128
AstraZeneca plc	16,229	768,036
Aviva plc	37,982	229,530
Babcock International Group plc	4,688	72,828
BAE Systems plc	42,289	232,578
Balfour Beatty plc	9,028	40,387
Barclays plc	151,313	654,112
BG Group plc	44,218	742,236
BHP Billiton plc	27,488	966,926
BP plc	247,824	1,718,912
British American Tobacco plc	25,293	1,282,939
British Land Co. plc	10,994	102,316
British Sky Broadcasting Group plc	14,144	176,870
BT Group plc	102,473	386,676
Bunzl plc	4,314	70,512
Burberry Group plc	5,747	117,790
Capita plc	8,511	105,499
Capital Shopping Centres Group plc	7,345	41,370
Carnival plc	2,373	91,828
Centrica plc	67,634	367,799
Cobham plc	14,167	51,576
Compass Group plc	24,225	286,803
Croda International plc	1,760	68,258
Diageo plc	32,620	950,645
Eurasian Natural Resources Corp	3,382	16,288

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
United Kingdom - Cont’d
Evraz plc	4,388	$19,388
Fresnillo plc	2,333	72,466
G4S plc	18,359	76,741
GKN plc	21,199	79,182
GlaxoSmithKline plc	64,734	1,406,950
Hammerson plc	9,277	74,824
Hargreaves Lansdown plc	3,086	34,328
HSBC Holdings plc	238,320	2,523,310
ICAP plc	7,239	37,074
IMI plc	4,183	74,476
Imperial Tobacco Group plc	12,906	498,885
Inmarsat plc	5,884	56,859
InterContinental Hotels Group plc	3,542	99,711
Intertek Group plc	2,092	105,685
Invensys plc	10,667	58,015
Investec plc	7,055	48,102
ITV plc	48,276	82,906
J Sainsbury plc	15,971	89,954
Johnson Matthey plc	2,667	102,534
Kazakhmys plc	2,791	36,739
Kingfisher plc	30,839	142,591
Land Securities Group plc	10,156	137,451
Legal & General Group plc	76,900	185,848
Lloyds TSB Group plc*	549,310	440,611
London Stock Exchange Group plc	2,229	38,975
Marks & Spencer Group plc	20,922	130,579
Meggitt plc	10,182	63,539
Melrose Industries plc	15,781	58,854
National Grid plc	47,348	542,912
Next plc	2,128	131,479
Old Mutual plc	63,607	189,130
Pearson plc	10,624	207,910
Petrofac Ltd.	3,376	91,561
Prudential plc	33,273	464,754
Randgold Resources Ltd	1,135	111,978
Reckitt Benckiser Group plc	8,470	531,148
Reed Elsevier plc	15,874	166,850
Resolution Ltd.	18,112	72,377
Rexam plc	11,418	80,320
Rio Tinto plc	17,446	1,017,686
Rolls-Royce Holdings plc*	24,367	351,454
Royal Bank of Scotland Group plc*	27,410	147,781
RSA Insurance Group plc	46,229	93,402
SABMiller plc	12,451	586,658
Sage Group plc	16,100	77,210
Schroders plc	1,484	41,736
Segro plc	9,741	39,983
Serco Group plc	6,486	55,897
Severn Trent plc	3,101	79,532
Shire plc	7,321	225,085
Smith & Nephew plc	11,703	129,648

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
United Kingdom - Cont’d
Smiths Group plc	5,114	$100,765
SSE plc	12,295	284,448
Standard Chartered plc	31,139	790,159
Standard Life plc	30,687	164,081
Subsea 7 SA	3,662	87,479
Tate & Lyle plc	6,066	75,299
Tesco plc	104,656	575,511
The Weir Group plc	2,765	85,914
TUI Travel plc	5,657	26,354
Tullow Oil plc	11,806	240,673
Unilever plc	16,704	634,711
United Utilities Group plc	8,874	97,479
Vedanta Resources plc	1,344	26,295
Vodafone Group plc	640,001	1,611,202
Whitbread plc	2,323	92,707
William Morrison Supermarkets plc	30,122	128,971
Wolseley plc	3,564	169,578
WPP plc*	16,439	239,228
		28,556,130

Total Equity Securities (Cost $127,842,592)		143,162,568

EXCHANGE TRADED FUNDS - 1.1%
iShares MSCI EAFE Index Fund	28,578	1,623,802

Total Exchange Traded Funds (Cost $1,544,342)		1,623,802

TOTAL INVESTMENTS (Cost $129,386,934) - 100.1%		144,786,370
Other assets and liabilities, net - (0.1%)		(192,519)
NET ASSETS - 100%		$144,593,851

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding with 20,000,000 shares of $0.10 par value shares authorized:
Class I: 1,954,840 shares outstanding	$148,301,655
Class F: 29,381 shares outstanding	1,531,409
Undistributed net investment income	548,014
Accumulated net realized gain (loss) on investments and foreign currency transactions	(21,182,333)
Net unrealized appreciation (depreciation) on investments, foreign currencies,
and assets and liabilities denominated in foreign currencies	15,395,106

NET ASSETS	$144,593,851

NET ASSET VALUE PER SHARE
Class I (based on net assets of $142,443,358)	$72.87
Class F (based on net assets of $2,150,493)	$73.19

(b) This security was valued by the Board of Directors. See Note A.

* Non-income producing security.

Abbreviations:
CVA: Certificaten Van Aandelen
FDR: Fiduciary Depositary Receipts
plc: Public Limited Company
REIT: Real Estate Investment Trust
SDR: Swedish Depositary Receipts

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $359,578)	$4,700,503
Interest income	414
Total investment income	4,700,917

Expenses:
Investment advisory fee	754,647
Transfer agency fees and expenses	7,717
Administrative fees	134,758
Distribution Plan expenses:
Class F	9,908
Directors’ fees and expenses	24,528
Custodian fees	191,320
Reports to shareholders	50,726
Professional fees	29,167
Accounting fees	21,437
Contracts services	68,398
Miscellaneous	18,195
Total expenses	1,310,801
Reimbursement from Advisor
Class F	(3,333)
Fees paid indirectly	(27)
Net expenses	1,307,441

NET INVESTMENT INCOME	3,393,476

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(1,246,486)
Foreign currency transactions	(49,280)
(1,295,766)

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	19,687,286
Assets and liabilities denominated in foreign currencies	5,767
19,693,053

NET REALIZED AND UNREALIZED
GAIN (LOSS)	18,397,287

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$21,790,763

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$3,393,476	$4,341,094
Net realized gain (loss)*	(1,295,766)	(5,006,316)
Change in unrealized appreciation (depreciation)	19,693,053	(20,034,125)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	21,790,763	(20,699,347)

Distributions to shareholders from:
Net investment income:
Class I shares	(3,204,401)	(3,205,409)
Class F shares	(101,535)	(125,473)
Total distributions	(3,305,936)	(3,330,882)

Capital share transactions:
Shares sold:
Class I shares	16,979,320	22,276,052
Class F shares	1,337,754	1,290,358
Reinvestment of distributions:
Class I shares	3,204,401	3,205,409
Class F shares	101,535	125,473
Shares redeemed:
Class I shares**	(18,055,241)	(62,357,527)
Class F shares	(6,216,322)	(1,096,144)
Total capital share transactions	(2,648,553)	(36,556,379)

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,836,274	(60,586,608)

NET ASSETS
Beginning of year	128,757,577	189,344,185
End of year (including undistributed net investment income
of $548,014 and $504,307, respectively)	$144,593,851	$128,757,577

* Includes realized loss of $4,263,869 due to an in-kind redemption during the year ended December 31, 2011. See Note F.

** Includes an in-kind redemption in the amount of $23,187,479 during the year ended December 31, 2011. See Note F.

See notes to financial statements.

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	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class I shares	248,487	314,572
Class F shares	19,684	17,293
Reinvestment of distributions:
Class I shares	44,389	50,831
Class F shares	1,400	1,926
Shares redeemed:
Class I shares*	(263,301)	(876,396)
Class F shares	(89,611)	(14,312)
Total capital share activity	(38,952)	(506,086)

* Includes in-kind redemption shares of 353,253 during the year ended December 31, 2011. See Note F.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP EAFE International Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

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The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2012, securities valued at $0 or 0% of net assets were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Equity securities*	$459,761	$142,702,807	**	—	$143,162,568
Exchange traded funds	1,623,802	—		—	1,623,802
TOTALS	$2,083,563	$142,702,807		—	$144,786,370

*For further breakdown of Equity Securities by country, please refer to the Statement of Net Assets.

** Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading.

At December 31, 2012, a significant transfer out of Level 1 and into Level 2 occurred. On December 31, 2012, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .56% of the Portfolio’s average daily net assets. Under the terms of the agreement, $67,870 was payable at year end. In addition, $26,824 was payable at year end for operating expenses paid by the Advisor during December 2012.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense caps are 1.19% for Class F and .99% for Class I, respectively. (Prior to May 1, 2012, the expense caps were 1.17% and .97%, respectively.) For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $12,120 was payable at year end.

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Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Distribution plans, adopted by Class F shares, allow the Portfolio to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .20% annually of the average daily net assets of Class F. Under the terms of the agreement, $356 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $202 for the year ended December 30, 2012. Under the terms of the agreement, $16 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $22,165,093 and $23,147,381, respectively.

CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-15	($186,055)
31-Dec-16	(15,302,273)
31-Dec-17	(15,978)

NO EXPIRATION DATE
Long-term	($2,540,842)

Capital losses may be utilized to offset future capital gains until expiration; however, the Portfolio’s use of capital loss carryforwards acquired from CVS Calvert Social International Equity Portfolio may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either short-term or long-term losses.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$3,305,936	$3,330,882
Total	$3,305,936	$3,330,882

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As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$24,273,266
Unrealized (depreciation)	(12,194,907)
Net unrealized appreciation/(depreciation)	$12,078,359
Undistributed ordinary income	$731,906
Capital loss carryforward	($18,045,148)

Federal income tax cost of investments	$132,708,011

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and passive foreign investment companies.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to foreign currency transactions and passive foreign investment companies.

Undistributed net investment income	($43,833)
Accumulated net realized gain (loss)	43,833

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had $421,662 outstanding pursuant to this line of credit at December 31, 2012 with an interest rate of 1.44%.

For the year ended December 31, 2012, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$60,944	1.44%	$4,449,528	August 2012

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NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTE F — IN-KIND TRANSFER OF SECURITIES

During the year ended December 31, 2011, the Calvert VP EAFE International Index Portfolio redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

		REDEEMED
TRANSACTION DATE	SHARES	VALUE	GAIN (LOSS)
11/9/2011	353,253	$23,187,479	($4,263,869)

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS I SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$63.54	$74.78	$70.89
Income from investment operations:
Net investment income	1.70	1.85	1.27
Net realized and unrealized gain (loss)	9.30	(11.37)	3.49
Total from investment operations	11.00	(9.52)	4.76
Distributions from:
Net investment income	(1.67)	(1.72)	(.87)
Total distributions	(1.67)	(1.72)	(.87)
Total increase (decrease) in net asset value	9.33	(11.24)	3.89
Net asset value, ending	$72.87	$63.54	$74.78

Total return*	17.34%	(12.71%)	6.71%
Ratios to average net assets: A
Net investment income	2.51%	2.53%	1.84%
Total expenses	.96%	1.00%	1.07%
Expenses before offsets	.96%	.95%	.95%
Net expenses	.96%	.95%	.95%
Portfolio turnover	16%	24%	77%
Net assets, ending (in thousands)	$142,443	$122,329	$182,192

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS I SHARES		2009	2008
Net asset value, beginning		$56.55	$104.77
Income from investment operations:
Net investment income		1.33	2.17
Net realized and unrealized gain (loss)		14.41	(45.83)
Total from investment operations		15.74	(43.66)
Distributions from:
Net investment income		(1.40)	(2.77)
Net realized gain		—	(1.79)
Total distributions		(1.40)	(4.56)
Total increase (decrease) in net asset value		14.34	(48.22)
Net asset value, ending		$70.89	$56.55

Total return*		27.83%	(42.68%)
Ratios to average net assets: A
Net investment income		2.10%	2.51%
Total expenses		1.05%	1.22%
Expenses before offsets		.95%	.95%
Net expenses		.95%	.95%
Portfolio turnover		29%	47%
Net assets, ending (in thousands)		$81,899	$65,973

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS F SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$65.66	$76.90	$73.19
Income from investment operations:
Net investment income	1.80	1.67	1.33
Net realized and unrealized gain (loss)	9.36	(11.60)	3.42
Total from investment operations	11.16	(9.93)	4.75
Distributions from:
Net investment income	(3.63)	(1.31)	(1.04)
Total distributions	(3.63)	(1.31)	(1.04)
Total increase (decrease) in net asset value	7.53	(11.24)	3.71
Net asset value, ending	$73.19	$65.66	$76.90

Total return*	17.05%	(12.90%)	6.50%
Ratios to average net assets: A
Net investment income	2.66%	2.24%	1.86%
Total expenses	1.25%	1.25%	1.30%
Expenses before offsets	1.18%	1.16%	1.15%
Net expenses	1.18%	1.16%	1.15%
Portfolio turnover	16%	24%	77%
Net assets, ending (in thousands)	$2,150	$6,429	$7,152

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS F SHARES		2009	2008
Net asset value, beginning		$57.91	$104.76
Income from investment operations:
Net investment income		.68	1.25
Net realized and unrealized gain (loss)		15.23	(45.05)
Total from investment operations		15.91	(43.80)
Distributions from:
Net investment income		(.63)	(1.26)
Net realized gain		—	(1.79)
Total distributions		(.63)	(3.05)
Total increase (decrease) in net asset value		15.28	(46.85)
Net asset value, ending		$73.19	$57.91

Total return*		27.47%	(42.81%)
Ratios to average net assets: A
Net investment income		1.67%	1.33%
Total expenses		1.42%	1.42%
Expenses before offsets		1.15%	1.15%
Net expenses		1.15%	1.15%
Portfolio turnover		29%	47%
Net assets, ending (in thousands)		$4,943	$1,324

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z) Per share figures calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and

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other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with that of other mutual funds deemed to be in its peer group or peer universe, as applicable, by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-year period ended June 30, 2012, and performed below the median of its peer universe for the three- and five-year periods ended June 30, 2012.

The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2012. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of Portfolio expenses and fair valuation determinations on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor and that the Advisor had reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees.

Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets

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above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2012 as compared to the Portfolio’s peer group or peer universe, as applicable, and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor was not a material factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e)the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.

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*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert VP Barclays Capital Aggregate Bond Index Portfolio

Annual Report

December 31, 2012

Calvert INVESTMENTS

an Ameritas company

CALVERT VP BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

PERFORMANCE

For the year ended December 31, 2012, Calvert VP Barclays Capital Aggregate Bond Index Portfolio returned 3.83% compared with 4.21% for the Barclays U.S. Aggregate Bond Index. The underperformance was largely due to fees and operating expenses, which the Index does not incur.

INVESTMENT CLIMATE

Fixed-income markets performed well in 2012 as interest rates declined slightly during the year. The Federal Reserve (Fed) continued its accommodative policy by purchasing Treasury and mortgage-backed securities in the open market to keep interest rates low.

In support of its dual mandate, the Fed announced it will continue quantitative easing until the unemployment rate declines to 6.5%. It is also targeting an inflation rate below 2.5%. Given that the unemployment rate stood at 7.8% as of December and the core inflation rate during 2012 was 1.9%, it is clear the Fed will continue to be accommodative for some time.

During the year, the 10-year Treasury rate declined from 1.88% to 1.76%, providing positive returns for fixed-income investors. Interest rates at the front end of the yield curve also remained extremely low, with the two-year Treasury closing the year with a yield of 0.25%.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.12)
One year	3.83%
Five year	5.94%
Since inception (3/31/2003)	4.86%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.50%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

Corporate bonds performed the best within the Index with a gain of 9.82%. Securitized bonds, which are primarily mortgage-backed securities, earned 3.01% for the year while Treasury securities in the Index returned 1.99%.

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PORTFOLIO STRATEGY

As an index fund, the Portfolio employs a passive management approach in pursuit of its goal to mirror, as closely as possible, the performance of the Barclays U.S. Aggregate Bond Index. However, with more than 8,100 securities, full replication of the Index is not feasible.

Therefore, the Portfolio employs a stratified sampling strategy to create a portfolio of securities with similar characteristics to the Index, such as duration, sector allocation, quality, and others. Stratified sampling requires the portfolio manager to select securities in each sector to represent sectors in the Index. Since the Barclays U.S. Aggregate Bond Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Asset Backed Securities	0.1%
Basic Materials	1.0%
Communications	1.2%
Consumer, Cyclical	1.5%
Consumer, Non-cyclical	1.9%
Energy	2.7%
Financials	7.2%
Government	46.0%
Industrials	3.9%
Mortgage Securities	32.0%
Short-Term Investments	0.3%
Technology	0.6%
Utilities	1.6%
Total	100%

OUTLOOK

The outlook for 2013 is for modest economic growth in the United States and a sluggish global economy. The Fed is expected to remain accommodative as long as the unemployment rate is above the Fed’s target and the inflation rate is below its target.

Furthermore, there is enough slack in the system that inflation should not be a problem this year.

Corporate earnings and balance sheets are healthy and the housing market is improving modestly. This environment should support fixed-income markets in 2013. However, given the current levels of interest rates and inflation, the real return in Treasury securities is negative. If the economy strengthens quickly, interest rates may rise as the Fed is forced to end its accommodative stance. Markets will attempt to front-run this eventuality, so the risk to this outlook is to the downside.

January 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Actual	$1,000.00	$1,013.10	$2.48

Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.68	$2.49

* Expenses are equal to the Fund’s annualized expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

www.calvert.com CALVERT VP BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO ANNUAL REPORT 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Barclays Capital Aggregate Bond Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Barclays Capital Aggregate Bond Index Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Barclays Capital Aggregate Bond Index Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 25, 2013

www.calvert.com CALVERT VP BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2012

	PRINCIPAL
ASSET-BACKED SECURITIES - 0.1%	AMOUNT	VALUE
Citibank Omni Master Trust, 4.90%, 11/15/18 (e)	$100,000	$107,877
RASC Trust, STEP, 4.61% to 3/25/13, 5.11% thereafter to 6/25/33 (r)	72,433	47,170

Total Asset-Backed Securities (Cost $178,864)		155,047

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.3%
Banc of America Commercial Mortgage Trust, 5.625%, 4/10/49 (r)	550,000	643,269
DBUBS Mortgage Trust:
3.386%, 7/10/44 (e)	500,000	539,094
3.742%, 11/10/46 (e)	913,188	987,713
Morgan Stanley Capital I Trust, 3.476%, 6/15/44 (e)	500,000	541,309

Total Commercial Mortgage-Backed Securities (Cost $2,431,789)		2,711,385

CORPORATE BONDS - 21.5%
Alcoa, Inc.:
5.72%, 2/23/19	149,000	158,270
6.15%, 8/15/20	500,000	546,072
American Express Credit Corp., 2.75%, 9/15/15	200,000	209,676
American Honda Finance Corp., 1.50%, 9/11/17 (e)	900,000	899,751
Amgen, Inc., 4.10%, 6/15/21	700,000	775,489
Apache Corp., 5.625%, 1/15/17	100,000	117,130
AstraZeneca plc, 6.45%, 9/15/37	350,000	474,019
Australia & New Zealand Banking Group Ltd., 4.875%, 1/12/21 (e)	800,000	937,628
Bank of America Corp.:
7.375%, 5/15/14	100,000	108,285
3.75%, 7/12/16	700,000	748,249
5.65%, 5/1/18	250,000	290,861
Bank of New York Mellon Corp., 1.30%, 1/25/18	850,000	847,247
BB&T Corp., 5.20%, 12/23/15	405,000	451,519
BorgWarner, Inc., 5.75%, 11/1/16	500,000	562,530
BP Capital Markets plc:
4.50%, 10/1/20	400,000	460,984
2.50%, 11/6/22	500,000	495,416
CA, Inc., 5.375%, 12/1/19	100,000	113,884
Caterpillar Financial Services Corp., 1.25%, 11/6/17	650,000	649,511
Cigna Corp., 4.00%, 2/15/22	300,000	327,946
Cintas Corp. No. 2, 3.25%, 6/1/22	200,000	205,338
Citigroup, Inc.:
4.587%, 12/15/15	250,000	272,938
3.953%, 6/15/16	450,000	484,362
6.125%, 5/15/18	200,000	239,682
4.50%, 1/14/22	250,000	278,926
Colonial Pipeline Co., 6.58%, 8/28/32 (e)	100,000	129,660
Connecticut Light & Power Co., 5.65%, 5/1/18	200,000	242,160

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Deere & Co., 6.55%, 10/1/28	$250,000	$327,240
DIRECTV Holdings LLC, 5.20%, 3/15/20	1,000,000	1,134,814
Discovery Communications LLC, 5.05%, 6/1/20	200,000	231,431
Emerson Electric Co., 4.75%, 10/15/15	200,000	221,460
Enbridge Energy Partners LP, 5.20%, 3/15/20	200,000	225,587
Energizer Holdings, Inc., 4.70%, 5/19/21	700,000	750,213
Energy Transfer Partners LP, 4.65%, 6/1/21	1,000,000	1,098,731
Ensco plc, 4.70%, 3/15/21	700,000	787,750
EOG Resources, Inc., 2.625%, 3/15/23	750,000	755,277
Equifax, Inc., 3.30%, 12/15/22	350,000	347,180
Florida Gas Transmission Co. LLC, 3.875%, 7/15/22 (e)	600,000	632,513
GATX Corp., 4.85%, 6/1/21	700,000	735,685
General Dynamics Corp., 3.875%, 7/15/21	500,000	560,862
General Electric Capital Corp., 3.75%, 11/14/14	250,000	263,614
Goldman Sachs Group, Inc.:
5.35%, 1/15/16	200,000	221,079
5.375%, 3/15/20	150,000	171,904
GTE Corp., 6.94%, 4/15/28	80,000	106,431
Harley-Davidson Financial Services, Inc., 3.875%, 3/15/16 (e)	200,000	214,679
HCP, Inc., 2.625%, 2/1/20	700,000	697,268
Health Care REIT, Inc., 5.25%, 1/15/22	800,000	890,838
Intel Corp., 1.35%, 12/15/17	750,000	749,783
John Deere Capital Corp., 1.20%, 10/10/17	250,000	250,391
JPMorgan Chase & Co.:
3.15%, 7/5/16	700,000	741,615
4.50%, 1/24/22	400,000	452,495
Kellogg Co., 3.125%, 5/17/22	500,000	523,994
Kennametal, Inc., 2.65%, 11/1/19	950,000	951,396
Kimco Realty Corp., 4.30%, 2/1/18	300,000	329,865
Kinder Morgan Energy Partners LP, 3.50%, 3/1/16	600,000	641,399
L-3 Communications Corp.:
5.20%, 10/15/19	200,000	228,053
4.75%, 7/15/20	800,000	891,709
Liberty Property LP, 3.375%, 6/15/23	250,000	247,366
Lockheed Martin Corp., 4.85%, 9/15/41	1,000,000	1,103,488
McCormick & Company, Inc., 3.90%, 7/15/21	500,000	545,985
MDC Holdings, Inc., 5.625%, 2/1/20	200,000	218,438
Metropolitan Life Global Funding I, 5.125%, 4/10/13 (e)	100,000	101,252
Morgan Stanley, 5.95%, 12/28/17	950,000	1,075,784
Northern Trust Corp., 3.45%, 11/4/20	100,000	107,858
NYSE Euronext, 2.00%, 10/5/17	450,000	457,461
Omnicom Group, Inc., 4.45%, 8/15/20	500,000	556,368
Oracle Corp., 5.75%, 4/15/18	250,000	304,251
Pacific Gas & Electric Co., 4.25%, 5/15/21	1,000,000	1,147,948
Pearson Funding Two plc, 4.00%, 5/17/16 (e)	250,000	268,797
Plains All American Pipeline LP / PAA Finance Corp., 2.85%, 1/31/23	250,000	247,693
PNC Bank NA, 2.70%, 11/1/22	850,000	850,269
Post Apartment Homes LP, 3.375%, 12/1/22	950,000	945,117
Precision Castparts Corp., 1.25%, 1/15/18	750,000	751,238
Public Service Co. of Colorado, 2.25%, 9/15/22	250,000	248,139
Public Service Electric & Gas Co., 3.95%, 5/1/42	1,000,000	1,027,420

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Rio Tinto Finance USA Ltd.:
2.25%, 9/20/16	$400,000	$414,971
3.75%, 9/20/21	400,000	427,720
Stanley Black & Decker, Inc., 2.90%, 11/1/22	500,000	505,291
TCI Communications, Inc., 8.75%, 8/1/15	100,000	119,330
Teck Resources Ltd., 4.75%, 1/15/22	400,000	440,190
Texas Eastern Transmission LP, 2.80%, 10/15/22 (e)	400,000	400,129
The Coca-Cola Co., 5.35%, 11/15/17	100,000	119,738
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	500,000	531,765
Time Warner Cable, Inc., 5.00%, 2/1/20	100,000	116,434
Time Warner, Inc., 4.875%, 3/15/20	100,000	116,805
United Parcel Service, Inc., 6.20%, 1/15/38	250,000	335,317
US Bank, 4.95%, 10/30/14	100,000	107,520
VF Corp., 3.50%, 9/1/21	400,000	423,130
Wal-Mart Stores, Inc., 6.50%, 8/15/37	250,000	351,549
WellPoint, Inc., 3.70%, 8/15/21	800,000	841,409
Williams Partners LP, 3.80%, 2/15/15	100,000	105,739
Yum! Brands, Inc., 3.75%, 11/1/21	1,000,000	1,064,450

Total Corporate Bonds (Cost $40,826,335)		43,789,148

SOVEREIGN GOVERNMENT BONDS - 0.1%
Province of New Brunswick Canada, 6.75%, 8/15/13	100,000	103,880

Total Sovereign Government Bonds (Cost $101,334)		103,880

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 10.3%
Fannie Mae:
2.625%, 11/20/14	600,000	626,773
2.375%, 7/28/15	1,000,000	1,051,357
4.875%, 12/15/16	1,000,000	1,165,133
6.25%, 5/15/29	900,000	1,292,932
Federal Home Loan Bank:
1.875%, 6/21/13	1,400,000	1,411,465
4.875%, 5/17/17	1,000,000	1,178,445
Freddie Mac:
5.25%, 4/18/16	1,000,000	1,156,665
2.00%, 8/25/16	700,000	736,705
5.00%, 2/16/17	1,000,000	1,178,062
5.125%, 11/17/17	1,000,000	1,205,129
4.875%, 6/13/18	4,000,000	4,828,664
3.75%, 3/27/19	2,700,000	3,120,978
2.375%, 1/13/22	1,900,000	1,984,882

Total U.S. Government Agencies and Instrumentalities (Cost $19,622,966)		20,937,190

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	PRINCIPAL
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 30.5%	AMOUNT	VALUE
Fannie Mae:
5.00%, 12/1/16	$ 201,752	$219,441
5.00%, 11/1/17	35,895	39,008
5.50%, 8/1/18	129,749	139,757
4.61%, 12/1/19	479,727	541,854
5.00%, 6/1/20	50,996	55,124
6.50%, 4/1/23	52,618	58,547
3.50%, 5/1/26	1,339,641	1,421,931
4.50%, 5/1/31	1,107,298	1,203,773
6.50%, 8/1/32	131,279	148,064
5.50%, 7/1/33	165,355	181,730
5.50%, 7/1/33	267,972	303,218
6.00%, 8/1/33	67,613	75,543
5.50%, 11/1/33	185,307	203,658
5.50%, 3/1/34	383,843	421,855
6.00%, 6/1/34	222,932	249,085
5.00%, 7/1/34	391,441	425,496
5.00%, 10/1/34	299,262	325,297
5.50%, 3/1/35	516,558	565,130
5.50%, 6/1/35	347,319	386,055
5.50%, 9/1/35	250,545	273,790
5.50%, 2/1/36	131,541	143,746
5.50%, 4/1/36	753,029	808,305
5.00%, 7/1/36	1,588,508	1,733,936
6.50%, 9/1/36	462,667	519,000
5.50%, 11/1/36	185,915	202,235
6.00%, 8/1/37	1,894,926	2,074,585
6.00%, 5/1/38	251,373	274,656
5.50%, 6/1/38	310,798	339,702
6.00%, 7/1/38	1,045,602	1,152,088
5.524%, 9/1/38 (r)	700,920	755,648
4.00%, 3/1/39	391,396	419,869
4.50%, 5/1/40	1,194,509	1,326,207
4.50%, 7/1/40	773,034	837,729
4.50%, 10/1/40	2,280,111	2,470,933
3.50%, 2/1/41	1,217,728	1,299,309
4.00%, 2/1/41	1,678,673	1,801,314
3.50%, 3/1/41	1,287,715	1,373,985
4.00%, 3/1/41	770,245	826,758
4.00%, 7/1/42	1,200,520	1,302,860
Freddie Mac:
4.50%, 9/1/18	139,291	151,863
5.00%, 11/1/20	151,440	163,097
4.00%, 3/1/25	1,480,799	1,565,513
3.50%, 11/1/25	1,160,605	1,220,473
3.50%, 7/1/26	821,236	863,598
5.00%, 2/1/33	358,335	389,174
5.00%, 4/1/35	190,650	205,866
5.00%, 12/1/35	463,393	500,376
6.00%, 8/1/36	170,857	186,202
5.00%, 10/1/36	879,918	947,670
6.50%, 10/1/37	144,195	159,759

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	PRINCIPAL
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONT’D	AMOUNT	VALUE
Freddie Mac (Cont’d):
5.00%, 1/1/38	$ 2,161,736	$2,326,159
5.00%, 7/1/39	499,562	546,270
4.00%, 11/1/39	1,147,023	1,224,871
4.50%, 1/1/40	612,150	656,893
5.00%, 1/1/40	1,848,463	2,039,891
4.50%, 4/1/40	1,341,132	1,439,157
6.00%, 4/1/40	426,823	464,489
4.50%, 5/1/40	547,759	604,400
4.50%, 5/1/40	1,098,949	1,183,394
4.00%, 2/1/41	734,434	784,739
4.50%, 6/1/41	884,648	954,561
3.50%, 10/1/41	1,479,144	1,574,136
3.50%, 7/1/42	1,612,171	1,719,233
Ginnie Mae:
4.50%, 7/20/33	564,259	623,001
5.50%, 7/20/34	273,393	304,048
6.00%, 11/20/37	436,268	486,888
5.00%, 12/15/38	1,093,092	1,192,542
5.00%, 5/15/39	1,000,940	1,112,024
4.50%, 10/15/39	782,503	861,089
5.00%, 10/15/39	1,072,915	1,191,987
4.50%, 8/15/40	1,772,182	1,972,736
4.00%, 12/20/40	1,662,328	1,844,358
4.00%, 11/20/41	1,567,567	1,707,869
4.00%, 8/20/42	1,840,530	2,005,262

Total U.S. Government Agency Mortgage-Backed Securities (Cost $60,161,298)		62,074,809

U.S. TREASURY OBLIGATIONS - 35.5%
United States Treasury Bonds:
8.125%, 5/15/21	1,000,000	1,534,688
8.00%, 11/15/21	1,000,000	1,544,141
6.25%, 8/15/23	1,000,000	1,433,750
5.50%, 8/15/28	1,000,000	1,413,281
5.375%, 2/15/31	1,000,000	1,427,500
4.50%, 2/15/36	1,000,000	1,316,094
4.375%, 11/15/39	1,000,000	1,300,938
3.875%, 8/15/40	1,000,000	1,201,875
4.375%, 5/15/41	1,000,000	1,302,812
3.125%, 11/15/41	1,000,000	1,046,719
3.00%, 5/15/42	1,500,000	1,528,125
United States Treasury Notes:
1.375%, 2/15/13	1,000,000	1,001,523
0.625%, 4/30/13	1,000,000	1,001,758
1.125%, 6/15/13	1,000,000	1,004,531
0.75%, 8/15/13	1,000,000	1,003,750
0.25%, 10/31/13	1,000,000	1,000,625
2.00%, 11/30/13	1,000,000	1,016,484
1.75%, 1/31/14	1,000,000	1,016,680

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	PRINCIPAL
U.S. TREASURY OBLIGATIONS - CONT’D	AMOUNT	VALUE
United States Treasury Notes (Cont’d):
1.875%, 2/28/14	$1,000,000	$1,019,258
1.25%, 4/15/14	1,000,000	1,013,203
2.25%, 5/31/14	1,000,000	1,028,438
2.625%, 6/30/14	1,000,000	1,035,703
4.25%, 8/15/14	1,000,000	1,064,766
2.375%, 10/31/14	1,000,000	1,038,516
2.125%, 11/30/14	1,000,000	1,035,469
2.25%, 1/31/15	1,000,000	1,040,938
2.375%, 2/28/15	1,000,000	1,045,000
2.50%, 4/30/15	1,000,000	1,050,938
2.125%, 5/31/15	1,000,000	1,043,359
1.75%, 7/31/15	1,000,000	1,036,562
1.25%, 8/31/15	1,000,000	1,024,297
1.25%, 10/31/15	1,000,000	1,025,391
4.50%, 11/15/15	1,000,000	1,118,125
2.00%, 1/31/16	2,000,000	2,098,906
2.375%, 3/31/16	1,000,000	1,063,125
2.00%, 4/30/16	1,000,000	1,052,109
1.50%, 7/31/16	1,000,000	1,036,875
4.875%, 8/15/16	1,000,000	1,157,500
2.75%, 11/30/16	1,000,000	1,086,250
0.875%, 1/31/17	1,000,000	1,013,281
3.00%, 2/28/17	1,000,000	1,100,000
4.50%, 5/15/17	2,000,000	2,335,782
2.375%, 7/31/17	1,000,000	1,078,359
1.875%, 9/30/17	1,000,000	1,055,938
4.25%, 11/15/17	1,000,000	1,170,938
2.625%, 1/31/18	1,000,000	1,094,375
3.50%, 2/15/18	1,000,000	1,138,672
2.375%, 5/31/18	1,000,000	1,083,438
4.00%, 8/15/18	2,000,000	2,350,000
3.75%, 11/15/18	1,000,000	1,164,453
3.125%, 5/15/19	1,000,000	1,132,500
3.625%, 8/15/19	1,000,000	1,164,453
3.375%, 11/15/19	1,000,000	1,149,766
3.625%, 2/15/20	1,000,000	1,168,438
2.625%, 8/15/20	1,000,000	1,098,125
2.625%, 11/15/20	1,000,000	1,097,500
3.625%, 2/15/21	1,000,000	1,173,828
3.125%, 5/15/21	1,000,000	1,133,984
1.75%, 5/15/22	2,200,000	2,219,078
1.625%, 11/15/22	1,000,000	989,062

Total U.S. Treasury Obligations (Cost $68,948,362)		72,121,972

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	PRINCIPAL
TIME DEPOSIT - 0.3%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.12%, 1/2/13	$706,532	$706,532

Total Time Deposit (Cost $706,532)		706,532

TOTAL INVESTMENTS (Cost $192,977,480) - 99.6%		202,599,963
Other assets and liabilities, net - 0.4%		842,223
NET ASSETS - 100%		$203,442,186

NET ASSETS CONSIST OF:
Paid-in capital applicable to 3,628,934 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$193,018,270
Undistributed net investment income (loss)		535,919
Accumulated net realized gain (loss)		265,514
Net unrealized appreciation (depreciation)		9,622,483

NET ASSETS		$203,442,186

NET ASSET VALUE PER SHARE		$56.06

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income	$28,287
Interest income	4,754,548
Total investment income	4,782,835

Expenses:
Investment advisory fee	560,961
Transfer agency fees and expenses	2,634
Directors’ fees and expenses	35,308
Administrative fees	186,987
Accounting fees	30,178
Custodian fees	31,569
Reports to shareholders	22,678
Professional fees	30,763
Miscellaneous	11,538
Total expenses	912,616
Fees paid indirectly	(145)
Net expenses	912,471

NET INVESTMENT INCOME	3,870,364

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	1,442,780
Change in unrealized appreciation (depreciation)	1,634,051

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	3,076,831

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,947,195

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$ 3,870,364	$3,679,387
Net realized gain (loss)	1,442,780	1,519,921
Change in unrealized appreciation (depreciation)	1,634,051	6,785,212

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,947,195	11,984,520

Distributions to shareholders from:
Net investment income	(4,523,142)	(3,974,995)
Net realized gain	(999,300)	(1,121,845)
Total distributions	(5,522,442)	(5,096,840)

Capital share transactions:
Shares sold	48,085,664	69,619,998
Reinvestment of distributions	5,522,442	5,096,840
Shares redeemed	(20,420,976)	(22,389,876)
Total capital share transactions	33,187,130	52,326,962

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,611,883	59,214,642

NET ASSETS
Beginning of year	168,830,303	109,615,661
End of year (including undistributed net investment income of $535,919 and $445,945, respectively)	$ 203,442,186	$168,830,303

CAPITAL SHARE ACTIVITY
Shares sold	848,618	1,276,938
Reinvestment of distributions	98,404	91,951
Shares redeemed	(359,942)	(403,173)
Total capital share activity	587,080	965,716

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Barclays Capital Aggregate Bond Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaf-filiated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

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At December 31, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-backed securities	—	$155,047	—	$155,047
Commercial mortgage-backed securities	—	2,711,385	—	2,711,385
Corporate debt	—	43,789,148	—	43,789,148
Other debt obligations	—	810,412	—	810,412
U.S. government obligations	—	155,133,971	—	155,133,971
TOTAL	—	$202,599,963	—	$202,599,963

* For a complete listing of investments, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio’s average daily net assets. Under the terms of the agreement, $51,259 was payable at year end. In addition, $25,231 was payable at year end for operating expenses paid by the Advisor during December 2012.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is .60%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $17,086 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $80 for the year ended December 31, 2012. Under the terms of the agreement, $7 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $41,841,416 and $33,230,207, respectively. U.S. government security purchases and sales were $70,158,420 and $45,738,030, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$5,129,135	$4,902,345
Long term capital gain	393,307	194,495
Total	$5,522,442	$5,096,840

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As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$9,839,078
Unrealized (depreciation)	(234,573)
Net unrealized appreciation/(depreciation)	$9,604,505
Undistributed ordinary income	$620,330
Undistributed long term capital gain	$199,081

Federal income tax cost of investments	$192,995,458

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities.

Undistributed net investment income	$742,752
Accumulated net realized gain (loss)	(742,752)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2012.

For the year ended December 31, 2012, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$2,249	1.46%	$370,881	May 2012

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NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2012	2011 (z)	2010 (z)
Net asset value, beginning	$55.50	$52.80	$50.82
Income from investment operations:
Net investment income	1.08	1.42	1.56
Net realized and unrealized gain (loss)	1.04	3.01	1.67
Total from investment operations	2.12	4.43	3.23
Distributions from:
Net investment income	(1.28)	(1.35)	(1.08)
Net realized gain	(.28)	(.38)	(.17)
Total distributions	(1.56)	(1.73)	(1.25)
Total increase (decrease) in net asset value	.56	2.70	1.98
Net asset value, ending	$56.06	$55.50	$52.80

Total return*	3.83%	8.39%	6.37%
Ratios to average net assets: A
Net investment income	2.07%	2.58%	2.89%
Total expenses	.49%	.50%	.53%
Expenses before offsets	.49%	.50%	.53%
Net expenses	.49%	.50%	.52%
Portfolio turnover	43%	40%	99%
Net assets, ending (in thousands)	$203,442	$168,830	$109,616

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2009 (z)	2008
Net asset value, beginning		$51.17	$50.27
Income from investment operations:
Net investment income		2.00	2.13
Net realized and unrealized gain (loss)		.35	1.07
Total from investment operations		2.35	3.20
Distributions from:
Net investment income		(2.50)	(2.30)
Net realized gain		(.20)	—
Total distributions		(2.70)	(2.30)
Total increase (decrease) in net asset value		(.35)	.90
Net asset value, ending		$50.82	$51.17

Total return*		4.59%	6.56%
Ratios to average net assets: A
Net investment income		3.83%	4.29%
Total expenses		.54%	.61%
Expenses before offsets		.54%	.60%
Net expenses		.54%	.60%
Portfolio turnover		71%	30%
Net assets, ending (in thousands)		$37,629	$51,287

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.
Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z) Per share figures calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and

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other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one- and five-year periods ended June 30, 2012, and below the median of its peer universe for the three-year period ended June 30, 2012. The data also indicated that the Portfolio outperformed its Lipper index for the one- and five-year periods ended June 30, 2012 and underperformed its Lipper index for the three-year period ended June 30, 2012. The Board also took into account management’s discussion of the Portfolio’s performance, including the composition of the peer universe against which the Portfolio was being measured. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee was at the median of its peer universe and that total expenses were at the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also

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noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2012 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 77	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	16	None
ALICE GRESHAM BULLOCK AGE: 62	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None
M. CHARITO KRUVANT AGE: 67	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 66	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation
ARTHUR J. PUGH AGE: 75	Director	1982 CVS 2008 CVP	Retired executive.	16	•Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK AGE: 60*	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair through 4/29/12) • Griffin Realty Corp.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.

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*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert VP Inflation Protected Plus Portfolio

Annual Report
December 31, 2012

Calvert INVESTMENTS
an Ameritas company

TABLE OF CONTENTS

4 Market Commentary
6 Shareholder Expense Example
7 Report of Independent Registered Public Accounting Firm
8 Statement of Net Assets
12 Statement of Operations
13 Statements of Changes in Net Assets
14 Notes to Financial Statements
19 Financial Highlights
21 Explanation of Financial Tables
22 Proxy Voting
23 Availability of Quarterly Portfolio Holdings
23 Basis for Board's Approval of Investment Advisory Contracts
27 Director and Officer Information Table

CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

PERFORMANCE

For the 12-month period ended December 31, 2012, Calvert VP Inflation Protected Plus Portfolio returned 7.73% compared with 6.98% for the Barclays U.S. Treasury Inflation Protected Securities (TIPs) Index. The outperformance was primarily due to the Portfolio’s exposure to higher-yielding corporate bonds.

INVESTMENT CLIMATE

Fixed-income markets performed well in 2012 as interest rates declined slightly during the year. The Federal Reserve (Fed) continued its accommodative policy by purchasing Treasury and mortgage-backed securities in the open market to keep interest rates low.

In support of its dual mandate, the Fed announced it will continue its quantitative easing program until the unemployment rate declines to 6.5%. It is also targeting an inflation rate below 2.5%. Given that the unemployment rate stood at 7.8% as of December and the inflation rate for 2012 was 1.9%, it is clear the Fed will continue to be accommodative for some time.

During the year, the 10-year Treasury yield declined from 1.88% to 1.76%, providing positive returns for fixed-income investors. Interest rates at the front end of the yield curve also remained extremely low, with the two-year Treasury closing the year with a yield of 0.25%.

The rate of inflation, as measured by the consumer price index (CPI) for urban consumers, was 1.7% last year versus 3.0% in 2011. Core inflation, which excludes food and energy,

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.12)
One year	7.73%
Five year	5.86%
Since inception (12/28/2006)	6.68%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.79%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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advanced at a rate of 1.9% in 2012, which is down from 2.2% in 2011. Inflation decreased last year and appears to be under control at this point in time.

The difference between the yield on a 10-year Treasury bond and a 10-year TIPs was 2.49 percentage points at the end of the year 2012. At the end of 2011, the difference was 1.98 percentage points. The increase in this spread implies that investors’ expectations of future inflation increased slightly during the year.

% OF TOTAL INVESTMENTS
INVESTMENT ALLOCATION	(at 12.31.12)

Long Term	32%
Intermediate Term	37%
Short Term	31%

Total	100%

PORTFOLIO STRATEGY

The Portfolio primarily invests in TIPs and floating-rate securities as well as a smaller amount of fixed-rate corporate and agency bonds. The combination of longer-dated TIPs, floating-rate notes, and intermediate-term corporate and agency bonds created an intermediate-duration profile slightly shorter than the Barclays Capital TIPs Index throughout 2012.1

The Portfolio continues to hold TIPs to protect against future inflation expectations. It also holds floating-rate securities, which generally provide greater income during times of inflation. Lastly, the Portfolio selectively holds other fixed-rate securities we expect will provide excess relative performance in a stable market.

OUTLOOK

The outlook for inflation-protected securities depends heavily on the rate of future inflation. The rate of inflation decreased in 2012, while the expected rate of future inflation increased slightly during the year. Given the slack in the labor market, coupled with sluggish worldwide growth, the near-term outlook for inflation is benign.

However, as central bankers around the world continue to monetize their debts, the risk of future inflation in the intermediate and longer term is real. If economic growth accelerates in the United States and abroad, inflation will likely become more of a concern to the marketplace and will impact the performance of inflation-protected securities.

January 2013

1 Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Actual	$1,000.00	$1,031.66	$3.56

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.63	$3.55

* Expenses are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Inflation Protected Plus Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Inflation Protected Plus Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Inflation Protected Plus Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 25, 2013

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STATEMENT OF NET ASSETS
DECEMBER 31, 2012

	PRINCIPAL
U.S. TREASURY OBLIGATIONS - 51.8%	AMOUNT	VALUE
United States Treasury Inflation Indexed Bonds:
2.375%, 1/15/25	$1,718,052	$2,317,625
2.00%, 1/15/26	1,631,658	2,139,766
2.375%, 1/15/27	1,949,985	2,688,542
1.75%, 1/15/28	2,097,923	2,715,663
3.625%, 4/15/28	1,859,260	2,947,217
2.50%, 1/15/29	1,723,856	2,458,650
3.875%, 4/15/29	1,407,110	2,332,285
3.375%, 4/15/32	1,629,013	2,684,943
2.125%, 2/15/40	1,765,880	2,591,153
2.125%, 2/15/41	1,795,710	2,651,619
0.75%, 2/15/42	2,610,486	2,859,093
United States Treasury Inflation Indexed Notes:
0.125%, 4/15/17	814,752	872,485
2.625%, 7/15/17	1,116,110	1,337,413
1.625%, 1/15/18	1,104,170	1,280,579
1.375%, 7/15/18	1,072,710	1,248,701
2.125%, 1/15/19	1,077,410	1,308,128
1.875%, 7/15/19	1,300,044	1,582,295
1.375%, 1/15/20	1,711,536	2,028,839
1.25%, 7/15/20	1,803,173	2,139,014
1.125%, 1/15/21	1,797,665	2,111,413
0.625%, 7/15/21	1,847,412	2,099,988
0.125%, 1/15/22	1,941,857	2,108,736
0.125%, 7/15/22	2,011,800	2,183,903

Total U.S. Treasury Obligations (Cost $41,865,472)		48,688,050

CORPORATE BONDS - 47.2%
Alcoa, Inc., 6.15%, 8/15/20	300,000	327,643
American Express Credit Corp., 1.16%, 6/24/14 (r)	1,000,000	1,008,972
American Honda Finance Corp., 0.53%, 11/3/14 (e)(r)	1,000,000	1,000,372
Amgen, Inc., 4.10%, 6/15/21	300,000	332,353
Appalachian Power Co., 0.685%, 8/16/13 (r)	1,000,000	1,001,283
Australia & New Zealand Banking Group Ltd., 1.018%, 10/6/15 (e)(r)	1,000,000	1,002,323
B/E Aerospace, Inc., 5.25%, 4/1/22	250,000	265,000
Bank of America Corp.:
7.375%, 5/15/14	100,000	108,285
3.75%, 7/12/16	300,000	320,678
Bank of Montreal, 0.78%, 9/11/15 (r)	1,000,000	1,004,170
Bank of New York Mellon Corp.:
0.593%, 1/31/14 (r)	100,000	100,246
0.545%, 10/23/15 (r)	1,000,000	999,445
Barclays Bank plc, 1.38%, 1/13/14 (r)	500,000	502,527

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
BB&T Corp., 1.013%, 4/28/14 (r)	$500,000	$503,142
Bottling Group LLC, 6.95%, 3/15/14	100,000	107,528
BP Capital Markets plc:
4.50%, 10/1/20	100,000	115,246
2.50%, 11/6/22	250,000	247,708
CA, Inc., 5.375%, 12/1/19	100,000	113,884
Capital One Financial Corp., 0.953%, 11/6/15 (r)	1,000,000	1,002,525
CCO Holdings LLC / CCO Holdings Capital Corp., 7.25%, 10/30/17	200,000	218,000
Chesapeake Energy Corp., 6.625%, 8/15/20	250,000	268,125
Cigna Corp., 4.00%, 2/15/22	100,000	109,315
Cintas Corp. No 2, 3.25%, 6/1/22	150,000	154,003
Citigroup, Inc., 0.581%, 6/9/16 (r)	1,000,000	944,951
CMS Energy Corp., 5.05%, 3/15/22	250,000	278,617
Constellation Brands, Inc., 6.00%, 5/1/22	100,000	114,500
Credit Suisse USA, Inc., 0.593%, 4/12/13 (r)	500,000	500,231
Daimler Finance North America LLC, 0.92%, 3/28/14 (e)(r)	1,000,000	1,002,109
Danaher Corp., 0.56%, 6/21/13 (r)	200,000	200,189
DIRECTV Holdings LLC, 5.20%, 3/15/20	200,000	226,963
DISH DBS Corp., 5.00%, 3/15/23 (e)	250,000	250,000
Eaton Corp. plc, 0.638%, 6/16/14 (r)	500,000	499,287
Eli Lilly & Co., 4.20%, 3/6/14	100,000	104,328
Enbridge Energy Partners LP, 5.20%, 3/15/20	100,000	112,793
Energizer Holdings, Inc., 4.70%, 5/19/21	200,000	214,347
Energy Transfer Partners LP, 5.20%, 2/1/22	500,000	570,356
Equifax, Inc., 3.30%, 12/15/22	100,000	99,194
Florida Gas Transmission Co. LLC, 3.875%, 7/15/22 (e)	200,000	210,838
Ford Motor Credit Co. LLC:
3.00%, 6/12/17	500,000	513,712
8.125%, 1/15/20	400,000	512,551
GATX Corp., 4.85%, 6/1/21	200,000	210,196
General Dynamics Corp., 3.875%, 7/15/21	500,000	560,862
General Electric Capital Corp., 0.535%, 11/5/13 (r)	1,000,000	998,413
General Mills, Inc., 5.65%, 2/15/19	100,000	121,582
Goldman Sachs Group, Inc., 0.76%, 3/22/16 (r)	1,000,000	970,665
Harley-Davidson Financial Services, Inc., 3.875%, 3/15/16 (e)	600,000	644,038
HCP, Inc., 2.625%, 2/1/20	100,000	99,610
HDTFS, Inc., 6.25%, 10/15/22 (e)	100,000	106,500
Hewlett-Packard Co.:
0.711%, 5/30/14 (r)	1,000,000	980,125
4.75%, 6/2/14	100,000	104,240
Hornbeck Offshore Services, Inc., 5.875%, 4/1/20	250,000	261,250
Huntington Ingalls Industries, Inc., 6.875%, 3/15/18	500,000	543,750
Inmet Mining Corp., 8.75%, 6/1/20 (e)	500,000	546,250
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (e)	500,000	542,500
Jabil Circuit, Inc., 5.625%, 12/15/20	250,000	277,500
John Deere Capital Corp., 0.49%, 7/15/13 (r)	250,000	250,294
JPMorgan Chase & Co., 3.15%, 7/5/16	300,000	317,835
JPMorgan Chase Bank, 0.64%, 6/13/16 (r)	1,250,000	1,215,204
Kellogg Co., 3.125%, 5/17/22	400,000	419,195
Kinder Morgan Energy Partners LP, 3.50%, 3/1/16	100,000	106,900
L-3 Communications Corp., 5.20%, 10/15/19	200,000	228,053
Liberty Mutual Group, Inc., 4.95%, 5/1/22 (e)	250,000	272,472

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Liberty Property LP, 3.375%, 6/15/23	$100,000	$98,946
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.25%, 6/15/22	250,000	272,500
McCormick & Company, Inc., 3.90%, 7/15/21	500,000	545,985
MDC Holdings, Inc., 5.625%, 2/1/20	700,000	764,533
Metropolitan Life Global Funding I, 1.10%, 1/10/14 (e)(r)	250,000	251,244
Morgan Stanley, 0.651%, 1/9/14 (r)	500,000	496,469
Mueller Water Products, Inc., 8.75%, 9/1/20	334,000	380,760
National Australia Bank Ltd., 1.067%, 4/11/14 (e)(r)	500,000	503,102
Northern Trust Corp., 3.45%, 11/4/20	100,000	107,858
PACCAR Financial Corp., 0.561%, 6/5/14 (r)	500,000	501,067
Plains All American Pipeline LP / PAA Finance Corp., 2.85%, 1/31/23	100,000	99,077
PNC Funding Corp., 0.513%, 1/31/14 (r)	500,000	500,213
Potash Corp. of Saskatchewan, Inc., 5.25%, 5/15/14	100,000	106,176
Precision Castparts Corp., 1.25%, 1/15/18	200,000	200,330
Procter & Gamble Co., 3.50%, 2/15/15	100,000	106,175
Qwest Corp., 3.558%, 6/15/13 (r)	1,000,000	1,007,695
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	500,000	534,649
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	250,000	264,375
Ryland Group, Inc., 5.375%, 10/1/22	500,000	511,875
Safeway, Inc., 1.811%, 12/12/13 (r)	1,000,000	1,000,310
Sempra Energy, 1.068%, 3/15/14 (r)	550,000	552,886
Stanley Black & Decker, Inc., 2.90%, 11/1/22	150,000	151,587
Teck Resources Ltd., 4.75%, 1/15/22	100,000	110,048
Time Warner Cable, Inc., 5.00%, 2/1/20	200,000	232,867
Toronto-Dominion Bank, 0.64%, 7/14/14 (r)	500,000	501,700
Unilever Capital Corp., 4.80%, 2/15/19	100,000	117,897
US Bank NA, 0.62%, 10/14/14 (r)	1,000,000	1,000,665
Valspar Corp., 4.20%, 1/15/22	300,000	327,719
VF Corp., 1.062%, 8/23/13 (r)	500,000	502,416
Volkswagen International Finance NV, 1.06%, 3/21/14 (e)(r)	1,000,000	1,005,328
Vulcan Materials Co., 7.50%, 6/15/21	600,000	684,000
WellPoint, Inc., 3.70%, 8/15/21	200,000	210,352
Wells Fargo & Co., 1.23%, 6/26/15 (r)	1,000,000	1,009,448
Westpac Banking Corp., 1.041%, 3/31/14 (e)(r)	1,000,000	1,006,308
Williams Partners LP, 3.80%, 2/15/15	200,000	211,477
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.375%, 3/15/22	500,000	531,250
Xerox Corp., 1.13%, 5/16/14 (r)	1,000,000	997,906

Total Corporate Bonds (Cost $42,895,508)		44,352,366

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.5%
Freddie Mac:
3.75%, 3/27/19	300,000	346,775
2.375%, 1/13/22	100,000	104,468

Total U.S. Government Agencies and Instrumentalities (Cost $450,937)		451,243

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	PRINCIPAL
TIME DEPOSIT - 0.1%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.12%, 1/2/13	$62,365	$62,365

Total Time Deposit (Cost $62,365)		62,365

TOTAL INVESTMENTS (Cost $85,274,282) - 99.6%		93,554,024
Other assets and liabilities, net - 0.4%		330,506
NET ASSETS - 100%		$93,884,530

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,503,699 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$85,326,251
Undistributed net investment income		168,231
Accumulated net realized gain (loss)		110,306
Net unrealized appreciation (depreciation)		8,279,742

NET ASSETS		$93,884,530

NET ASSET VALUE PER SHARE		$62.44

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Company Limited

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$1,365,731
Inflation principal income	708,475
Total investment income	2,074,206

Expenses:
Investment advisory fee	402,235
Transfer agency fees and expenses	1,750
Accounting fees	13,021
Directors’ fees and expenses	15,417
Administrative fees	80,447
Custodian fees	15,405
Reports to shareholders	18,333
Professional fees	22,895
Miscellaneous	3,316
Total expenses	572,819
Fees paid indirectly	(53)
Net expenses	572,766

NET INVESTMENT INCOME	1,501,440

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	275,534
Change in unrealized appreciation (depreciation)	3,970,890

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	4,246,424

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,747,864

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$1,501,440	$1,147,557
Net realized gain (loss)	275,534	203,976
Change in unrealized appreciation (depreciation)	3,970,890	3,419,149

IINCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,747,864	4,770,682

Distributions to shareholders from:
Net investment income	(1,451,535)	(1,100,857)
Net realized gain	(263,520)	(462,627)
Total distributions	(1,715,055)	(1,563,484)

Capital share transactions:
Shares sold	33,857,069	40,194,557
Reinvestment of distributions	1,715,055	1,563,483
Shares redeemed	(8,111,758)	(12,347,327)
Total capital share transactions	27,460,366	29,410,713

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,493,175	32,617,911

NET ASSETS
Beginning of year	62,391,355	29,773,444
End of year (including undistributed net investment
income of $168,231 and $118,326, respectively)	$93,884,530	$62,391,355

CAPITAL SHARE ACTIVITY
Shares sold	550,875	701,412
Shares reinvested	27,401	26,504
Shares redeemed	(131,473)	(213,936)
Total capital share activity	446,803	513,980

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Inflation Protected Plus Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a sig-nificant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2012, no securities were fair valued in good faith under the direction of the Board.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
U.S. government obligations	—	$49,139,293	—	$49,139,293
Corporate debt	—	44,352,366	—	44,352,366
Other debt obligations	—	62,365	—	62,365
TOTAL	—	$93,554,024	—	$93,554,024

*For a complete listing of investments, please refer to the Statement of Net Assets.

Treasury Inflation-Protected Securities: The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”), in which the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to inflation principal income in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Portfolio’s distributions.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50% of the Portfolio’s average daily net assets. Under the terms of the agreement, $39,909 was payable at year end. In addition, $16,158 was payable at year end for operating expenses paid by the Advisor during December 2012.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is .79% (.77% prior to May 1, 2012). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $7,982 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $64 for the year ended December 31, 2012. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. Government securities, were $24,879,655 and $9,246,818, respectively. U.S. Government security purchases and sales were $22,067,285 and $9,794,959, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$1,603,858	$1,376,461
Long term capital gain	111,197	187,023
Total	$1,715,055	$1,563,484

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As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$8,308,782
Unrealized (depreciation)	(29,224)
Net unrealized appreciation/(depreciation)	$8,279,558
Undistributed ordinary income	$210,267
Undistributed long term capital gain	$68,454

Federal income tax cost of investments	$85,274,466

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to treasury inflation protected securities.

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2012.

For the year ended December 31, 2012, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$639	1.45%	$203,219	September 2012

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2012 (z)	2011 (z)	2010
Net asset value, beginning	$59.03	$54.84	$53.29
Income from investment operations:
Net investment income	1.15	1.42	1.23
Net realized and unrealized gain (loss)	3.42	4.29	2.13
Total from investment operations	4.57	5.71	3.36
Distributions from:
Net investment income	(.98)	(1.07)	(1.13)
Net realized gain	(.18)	(.45)	(.68)
Total distributions	(1.16)	(1.52)	(1.81)
Total increase (decrease) in net asset value	3.41	4.19	1.55
Net asset value, ending	$62.44	$59.03	$54.84

Total return*	7.73%	10.41%	6.33%
Ratios to average net assets: A
Net investment income	1.87%	2.45%	1.96%
Total expenses	.71%	.79%	.82%
Expenses before offsets	.71%	.77%	.75%
Net expenses	.71%	.77%	.75%
Portfolio turnover	24%	38%	96%
Net assets, ending (in thousands)	$93,885	$62,391	$29,773

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2009	2008 (z)
Net asset value, beginning		$49.69	$53.00
Income from investment operations:
Net investment income		.22	1.35
Net realized and unrealized gain (loss)		3.57	(2.47)
Total from investment operations		3.79	(1.12)
Distributions from:
Net investment income		(.19)	(1.37)
Return of capital		—	(.82)
Total distributions		(.19)	(2.19)
Total increase (decrease) in net asset value		3.60	(3.31)
Net asset value, ending		$53.29	$49.69

Total return*		7.62%	(2.33%)
Ratios to average net assets: A
Net investment income		.57%	2.59%
Total expenses		.81%	1.25%
Expenses before offsets		.75%	.75%
Net expenses		.75%	.75%
Portfolio turnover		123%	56%
Net assets, ending (in thousands)		$35,525	$17,492

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z) Per share figures are calculated using Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affili-ates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that

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the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with that of other mutual funds deemed to be in its peer group or peer universe, as applicable, by an independent third party in its report. This comparison indicated that the performance of the Portfolio was below the median of its peer group for the one-year period, and below the median of its peer universe for the three- and five-year periods ended June 30, 2012. The Board took into account the Portfolio’s more recent performance. The Board also took into account management’s discussion of the Portfolio’s performance, including the differences in the investment strategies used by the funds in the Portfolio’s peer group that also affect relative performance, and measures the Subadvisor was implementing to enhance the Portfolio’s relative performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvi-sor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

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The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2012 as compared to the Portfolio’s peer group or peer universe, as applicable, and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action was being taken with respect to the Portfolio’s performance; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.

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*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert VP Natural Resources Portfolio

Annual Report
December 31, 2012

Calvert INVESTMENTS

an Ameritas company

CALVERT VP NATURAL RESOURCES PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

PERFORMANCE

For the year ended December 31, 2012, Calvert VP Natural Resources Portfolio returned 4.90% compared with 16.00% for the benchmark Standard & Poor’s (S&P) 500 Index. Concentrated holdings in the commodity and natural resource sectors caused the Portfolio to underperform the benchmark. The S&P 500 Index has a more diversified allocation of holdings across industry sectors.

However, the Portfolio outperformed relative to the Natural Resources Composite Benchmark, which returned 0.65% for the year.1

INVESTMENT CLIMATE

Concerns about the recession in Europe and the slowdown in China held most commodity prices in check for the year, which led natural resource and commodity stocks to underperform the overall market in 2012. Crude oil prices were mostly flat for the year, with West Texas Intermediate (WTI) crude declining slightly, offset by a slight increase in the price of Brent crude oil. Spot natural gas prices declined almost 15% for the year but stabilized as the year progressed.

Metals prices were mixed, with copper increasing, aluminum remaining flat, and steel declining materially. Prices of precious metals such as gold also rose for the year. The U.S. dollar was mostly unchanged, which didn’t provide either a catalyst or headwind for commodity and natural resource prices.

PORTFOLIO STRATEGY

The Portfolio invests in exchange-traded funds (ETFs) and notes (ETNs) that track various commodity, natural resource, raw materials, and

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.12)

One year	4.90%
Five year	-2.78%
Since inception (12/28/2006)	0.94%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.43%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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utility indices. As of December 31, 2012, the Portfolio’s largest exposure was to Energy at 44%, followed by Metals at 13% and Materials at 13%. Other exposures include Grains (9%) and Forest Products (3%), as well as Water, Utilities, Real Estate, and Soft Goods.

These exposures remained fairly stable throughout 2012, as the objective of the fund is to maintain broad exposure to a basket of commodities and natural resources. However, exposure to the Energy sector increased slightly during the year, while exposure to Materials decreased slightly.

The top performers for the period were the Guggenheim Timber ETF (+25.11%) and the PowerShares Water Resources ETF (+24.35%), while the Portfolio’s weakest performer was the Market Vectors Gold Miners ETF (-8.87%).2

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Materials Stocks	13.1%
Energy Stocks	23.5%
Forestry Stocks	3.0%
Water Stocks	3.0%
Utilities Stocks	4.0%
Real Estate Stocks	4.0%
Gold Mining Stocks	3.1%
Energy Commodities	20.3%
Grain Commodities	9.2%
Industrial Metals Commodities	7.4%
Precious Metals Commodities	5.2%
Soft Commodities	2.8%
Livestock Commodities	1.4%
Total	100%

OUTLOOK

Commodity and natural resource prices will likely follow the growth of the global economy in 2013. The United States is expected to post moderate growth while Europe will likely remain in recession.

China appears to have engineered a soft landing, which would be positive for commodity and natural resources prices. Current monetary policy in the United States, Europe, and Japan should be supportive of commodity and natural resource pricing, and this trend is likely to continue for some time.

January 2013

1 The Natural Resources Composite Benchmark is an internally constructed index comprised of 50% DJ-UBS Commodity Total Return Index and 50% S&P North American Sector/Natural Resources Index.

2 Individual security returns reflect total returns for period held in portfolio.

As of December 31, 2012, the following companies held the following percentages of Portfolio net assets: the Guggenheim Timber ETF 2.94%, PowerShares Water Resources ETF 2.99%, and Market Vectors Gold Miners ETF 3.04%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12 - 12/31/12

Actual	$1,000.00	$1,068.29	$4.08

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.19	$3.99

* Expenses are equal to the Fund’s annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Natural Resources Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Natural Resources Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Natural Resources Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 25, 2013

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STATEMENT OF NET ASSETS
DECEMBER 31, 2012

EXCHANGE TRADED PRODUCTS - 98.8%	SHARES	VALUE
Guggenheim Timber Index ETF	79,000	$1,614,760
iPath Dow Jones-UBS Commodity Index Total Return ETN*	302,000	12,487,700
iShares Dow Jones US Utilities Sector Index ETF	25,000	2,159,000
iShares S&P Global Materials Sector Index ETF	35,000	2,185,750
iShares S&P North American Natural Resources Sector Index ETF	333,000	12,707,280
Market Vectors Gold Miners ETF	36,000	1,670,040
PowerShares DB Commodity Index Tracking Fund*	449,000	12,473,220
PowerShares Water Resources Portfolio ETF	79,000	1,639,250
Vanguard Materials ETF	58,000	4,884,180
Vanguard REIT ETF	33,000	2,171,400

Total Exchange Traded Products (Cost $53,729,976)		53,992,580

	PRINCIPAL
TIME DEPOSIT - 1.6%	AMOUNT
State Street Bank Time Deposit, 0.12%, 1/2/13	$868,393	868,393

Total Time Deposit (Cost $868,393)		868,393

TOTAL INVESTMENTS (Cost $54,598,369) - 100.4%		54,860,973
Other assets and liabilities, net - (0.4%)		(196,450)
NET ASSETS - 100%		$54,664,523

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,072,188 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$54,835,996
Undistributed net investment income		98,758
Accumulated net realized gain (loss)		(532,835)
Net unrealized appreciation (depreciation)		262,604

NET ASSETS		$54,664,523

NET ASSET VALUE PER SHARE		$50.98

* Non-income producing security.

Abbreviations:
ETF: Exchange-traded fund
ETN: Exchange-traded note
REIT: Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income	$510,446
Interest income	690
Total investment income	511,136

Expenses:
Investment advisory fee	289,663
Transfer agency fees and expenses	1,809
Accounting fees	8,514
Directors’ fees and expenses	9,679
Administrative fees	52,666
Custodian fees	6,207
Reports to shareholders	24,364
Professional fees	20,649
Miscellaneous	2,948
Total expenses	416,499
Reimbursement from Advisor	(4,087)
Fees paid indirectly	(36)
Net expenses	412,376

NET INVESTMENT INCOME	98,760

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	2,542,107
Change in unrealized appreciation (depreciation)	(21,712)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,520,395

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,619,155

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$98,760	$136,213
Net realized gain (loss)	2,542,107	2,318,207
Change in unrealized appreciation (depreciation)	(21,712)	(7,866,105)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,619,155	(5,411,685)

Distributions to shareholders from:
Net investment income	(9,016)	(159,240)
Net realized gain	(1,328,994)	—
Total distributions	(1,338,010)	(159,240)

Capital share transactions:
Shares sold	11,351,075	18,553,487
Reinvestment of distributions	1,338,010	159,240
Shares redeemed	(8,051,767)	(6,764,050)
Total capital share transactions	4,637,318	11,948,677

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,918,463	6,377,752

NET ASSETS
Beginning of year	48,746,060	42,368,308
End of year (including undistributed net investment income
of $98,758 and $85,016, respectively)	$54,664,523	$48,746,060

CAPITAL SHARE ACTIVITY
Shares sold	223,041	335,955
Reinvestment of distributions	26,590	3,200
Shares redeemed	(155,452)	(122,655)
Total capital share activity	94,179	216,500

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Natural Resources Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds and exchange traded notes (the “Underlying Funds”) representing different natural resources exposure.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Exchange traded funds and notes are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a sig-nificant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange traded funds & notes	$53,992,580	—	—	$53,992,580
Other debt obligations	—	$868,393	—	868,393
TOTAL	$53,992,580	$868,393	—	$54,860,973

* For a complete listing of investments, please refer to the Statement of Net Assets.

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Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Portfolio had an arrangement with its custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. However, this arrangement was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .55%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $25,017 was payable at year end. In addition, $12,744 was payable at year end for operating expenses paid by the Advisor during December 2012.

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The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2013. The contractual expense cap is .79% (.77% prior to May 1, 2012). For the purpose of this expense limit, operating expenses do not include expenses associated with the Underlying Funds, interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $4,549 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $80 for the year ended December 31, 2012. Under the terms of the agreement, $7 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($40,000 effective January 1, 2013). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $22,800,085 and $19,407,840, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$309,960	$159,240
Long term capital gain	1,028,050	—
Total	$1,338,010	$159,240

As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$584,950
Unrealized (depreciation)	(1,208,550)
Net unrealized appreciation/(depreciation)	($623,600)
Undistributed ordinary income	$98,758
Undistributed long term capital gain	$353,369

Federal income tax cost of investments	$55,484,573

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The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, partnerships and exchange traded funds.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to partnerships and exchange traded funds.

Undistributed net investment income	($76,002)
Accumulated net realized gain (loss)	76,002

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2012.

For the year ended December 31, 2012, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$8,954	1.45%	$1,149,930	May 2012

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2012	2011	2010 (z)
Net asset value, beginning	$49.84	$55.64	$47.61
Income from investment operations:
Net investment income	.08	.10	.47
Net realized and unrealized gain (loss)	2.35	(5.74)	7.73
Total from investment operations	2.43	(5.64)	8.20
Distributions from:
Net investment income	(.01)	(.16)	(.17)
Net realized gain	(1.28)	—	—
Total distributions	(1.29)	(.16)	(.17)
Total increase (decrease) in net asset value	1.14	(5.80)	8.03
Net asset value, ending	$50.98	$49.84	$55.64

Total return*	4.90%	(10.13%)	17.22%
Ratios to average net assets: A,B
Net investment income	.19%	.29%	.98%
Total expenses	.79%	.84%	.87%
Expenses before offsets	.78%	.76%	.75%
Net expenses	.78%	.76%	.75%
Portfolio turnover	37%	28%	30%
Net assets, ending (in thousands)	$54,665	$48,746	$42,368

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2009 (z)	2008
Net asset value, beginning		$36.42	$60.90
Income from investment operations:
Net investment income		.08	.10
Net realized and unrealized gain (loss)		11.22	(24.46)
Total from investment operations		11.30	(24.36)
Distributions from:
Net investment income		(.11)	(.12)
Total distributions		(.11)	(.12)
Total increase (decrease) in net asset value		11.19	(24.48)
Net asset value, ending		$47.61	$36.42

Total return*		31.04%	(40.03%)
Ratios to average net assets: A,B
Net investment income		.20%	.40%
Total expenses		.90%	1.38%
Expenses before offsets		.75%	.75%
Net expenses		.75%	.75%
Portfolio turnover		35%	101%
Net assets, ending (in thousands)		$17,369	$7,674

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B Amounts do not include the activity of the Underlying Funds.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 12, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affili-ates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service

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providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one- and five-year periods ended June 30, 2012, and below the median of its peer universe for the three-year period ended June 30, 2012. The data also indicated that the Portfolio outperformed its Lipper index for the one- and five-year periods ended June 30, 2012, and underperformed its Lipper index for the three-year period ended June 30, 2012. The Board took into account management’s discussion of the limitations on the passive and active benchmarks against which the Portfolio’s performance was measured as well as the Portfolio’s recent performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer universe and that total expenses (net of expense reimbursements) were also below the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the

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subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2012 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

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In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 77	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	16	None
ALICE GRESHAM BULLOCK AGE: 62	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None
M. CHARITO KRUVANT AGE: 67	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 66	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation
ARTHUR J. PUGH AGE: 75	Director	1982 CVS 2008 CVP	Retired executive.	16	•Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK AGE: 60*	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair through 4/29/12) • Griffin Realty Corp.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers) # of Calvert Portfolios Overseen	Other Directorships
WILLIAM LESTER AGE: 55*	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank – Lincoln • Bryan/LGH Health Systems
OFFICERS					
MICHAEL T. ABRAMO AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
KAREN BECKER AGE: 60	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds.		
SUSAN WALKER BENDER, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.		
THOMAS A. DAILEY AGE: 48	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.		
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.		
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.		
PATRICK FAUL AGE: 48	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).		
TRACI L. GOLDT AGE: 39	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.

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*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

            The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

            Services fees paid to auditing firm:

	Fiscal Year ended 12/31/11		Fiscal Year ended 12/31/12
	$	%*	$	% *

(a) Audit Fees	$166,320	0%	$166,320	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$25,380	0%	$25,380	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$191,700	0%	$191,700	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/11		Fiscal Year ended 12/31/12
$	%*	$	% *

$42,500	0%	$15,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

            Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

            There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

             Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE PRODUCTS, INC.

By:       ___/s/ Barbara J. Krumsiek__________

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date:  March 1, 2013

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            ___/s/ Barbara J. Krumsiek___________

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: March 1, 2013

            __/s/ Ronald M. Wolfsheimer_________

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: March 1, 2013